--------------------------------------------------------------------------------
                                  SMITH BARNEY

                              EXCHANGE RESERVE FUND

--------------------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2003

                               [LOGO] Smith Barney

                                     Mutual Funds

                Your Serious Money, Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Exchange Reserve Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the six months ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003

1  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

[PHOTO OMITTED]                 [PHOTO OMITTED]

KEVIN                           MARTIN R.
KENNEDY                         HANLEY

Vice President and              Investment Officer
Investment Officer

Performance Review

The table below shows yields for the Fund's Class B and Class L shares for the seven-day period as of January 31, 2003. These numbers are the same due to rounding. The Fund's Class L shares, which returned, without sales charges, 0.22% for the six months ended January 31, 2003, underperformed its Lipper peer group of money market funds, which returned 0.42% for the same period.(1) Please note an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                 Seven-Day                   Seven-Day
                               Current Yield             Effective Yield(2)
                               -------------             ------------------

       Class B shares              0.25%                        0.25%
       Class L shares              0.25%                        0.25%

Sluggish Growth Prompts Fed Rate Cut

When the period began, concerns about sluggish economic growth, volatile stock market activity and mounting tensions with Iraq prompted investors to shift money into high-rated fixed-income securities. Although perceptions of the prospects for the economy improved in early October, economic data released that month reflected a weak labor market. To help stimulate the economy, on

----------
(1) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 406 funds in the money market fund category with reinvestment of dividends and capital gains excluding sales charges.

(2) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund or the Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

November 6th the Federal Reserve ("Fed")(i) cut the short-term federal funds rate ("fed funds rate")(ii) by half a percentage point to 1.25%, marking a 41-year low. (The rationale is that lower rates may encourage consumers to borrow and refinance at more favorable levels, which may encourage them to spend more thereby pumping more money back into the economy.)

The rate cut was widely anticipated by the markets but exceeded consensus estimates. As the period advanced, concerns about the economy and prospects of war with Iraq became more pronounced. These issues coupled with the reluctance on the part of corporate America to shift from a cost-cutting to a spending-and-hiring mode reinforced the widespread view among investors that the economic recovery was not coming along as many had anticipated. In reaction to this sentiment, investors sought more conservative investment alternatives, sending prices of U.S. Treasuries and other high-rated fixed-income securities higher. As a result the yields on these securities, which move opposite to prices, dropped.

Commercial Paper Supply Contracts

The supply of investment-grade commercial paper contracted during the period. (As of the period's close, commercial paper represented approximately 69.6% of the Fund's invested assets.) One factor contributing to this supply reduction was that corporations had less of a need to borrow capital, as many had cut back on business investment and capital expenditures. Still, other firms simply termed out their debt (i.e., the companies issued debt obligations with longer-term maturities to lock in potentially lower rates over the long term). In contrast, the supply of short-term government agencies securities rose.

Given the more scarce supplies of commercial paper in the market relative to prior periods, we sought to enhance yield by purchasing high-quality bank certificates of deposits, government securities and asset-backed securities.

A Recovery in Sight?

As this new year gets underway, the U.S. economy is facing many obstacles on its course towards establishing a more solid growth path. However, we believe the seeds continue to be sown for what could be a stronger rebound than anticipated by many toward the latter part of the year. The monetary policies by the Fed, such

3 Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders as its fed funds rate target, and fiscal policies from Capitol Hill (i.e., taxation measures) may prove extremely stimulative for the economy. Economic data, including manufacturing data from the Institute of Supply Management and jobless claims statistics, improved in certain areas during the period despite generating mixed results. Commodity prices have risen quite sharply versus prior periods, and mortgage refinancings continue to be reported at a strong pace, which may positively impact consumer balance sheets. Although the actions in Iraq will influence the timing of a recovery, we believe these factors bode well for a strong recovery beginning toward the middle of the year.

We believe that Fed policy will essentially remain stable over the next several months and that the next move in short-term interest rates may be higher rather than lower. We believe that when investors begin to anticipate that rates will rise, yield spreads will widen (i.e., the gap between yields on fixed-income securities with longer maturities and those on lower-yielding shorter-term issues will likely widen).

Preparing for Higher Yields

We believe the key uncertainty looming over the markets at this time is the potential for war with Iraq.

The sooner this issue can be resolved, the more focused investors may become on the economy. Currently, yields on fixed-income securities with short-term maturities are generally within similar ranges. In our view, however, investing in issues with longer maturities, despite their modestly higher yields, would not likely generate significant rewards for investors on a total return basis.

Given our aforementioned market outlook, our investment tactics call for maintaining a neutral range of average maturities in the Fund and seeking issues with extended maturities only when more competitive yields present themselves. Given our view that the economy and interest rates may be poised for an upswing, we plan to follow this course of action at the moment. If rates proceed to rise, a shorter average duration(iii) will allow us to move faster in rolling positions over into higher-yielding securities within our investment universe.

4  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Kevin Kennedy                      /s/ Martin R. Hanley

Kevin Kennedy                          Martin R. Hanley
Vice President and                     Investment Officer
Investment Officer



February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(ii) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(iii) Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

5  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 2003
================================================================================

     FACE                                                                      ANNUALIZED
    AMOUNT                               SECURITY                                 YIELD            VALUE
===========================================================================================================
CERTIFICATES OF DEPOSIT -- 17.5%
$   8,000,000    Banque Paribas NY matures 2/14/03                                1.27%        $  8,000,000
    8,000,000    Canadian Imperial Bank of Commerce NY matures 3/17/03            1.27            8,000,000
    8,000,000    Credit Agricole Indosuez matures 3/3/03                          1.26            8,000,066
    8,000,000    Royal Bank of Scotland NY matures 2/6/03                         1.30            8,000,011
    7,000,000    Wells Fargo Bank NA matures 3/6/03                               1.28            7,000,062
    4,000,000    Westdeutsche Landesbank NY matures 2/7/03                        1.29            4,000,026
-----------------------------------------------------------------------------------------------------------
                 TOTAL CERTIFICATES OF DEPOSIT
                 (Cost -- $43,000,165)                                                           43,000,165
===========================================================================================================

COMMERCIAL PAPER -- 69.6%
    8,000,000    Abbey National North America LLC matures 2/3/03                  1.27            7,999,436
    4,900,000    ABN AMRO North America Finance Inc.
                    matures 2/28/03                                               1.26            4,895,369
   11,051,000    Atlantic Asset Security Corp. mature
                    2/13/03 to 2/24/03                                        1.28 to 1.32       11,043,852
    7,601,000    Atomium Funding Corp. mature 2/18/03 to 2/20/03              1.33 to 1.42        7,595,747
    2,358,000    Bank of Montreal matures 2/10/03                                 1.30            2,357,234
    3,000,000    Bank of Nova Scotia matures 2/4/03                               1.29            2,999,677
    8,000,000    CBA Finance Inc. matures 2/10/03                                 1.28            7,997,440
    8,000,000    CDC Commercial Paper Corp. mature
                    2/4/03 to 2/18/03                                             1.27            7,997,672
    8,000,000    Compass Securitization LLC matures 2/10/03                       1.30            7,997,400
    8,000,000    Credit Lyonnais matures 3/10/03                                  1.26            7,989,640
    8,000,000    Danske Corp. matures 2/10/03                                     1.28            7,997,440
    8,000,000    Dexia Delaware LLC matures 2/5/03                                1.27            7,998,871
    8,000,000    General Electric Co. matures 2/4/03                              1.27            7,999,153
    8,000,000    Giro Balanced Funding Corp. matures 2/24/03                      1.28            7,993,458
    8,000,000    The Goldman Sachs Group Inc. matures 2/21/03                     1.26            7,994,400
    8,900,000    HBOS Treasury Services mature 2/11/03 to 3/5/03              1.27 to 1.28        8,894,975
    5,000,000    ING (US) Funding LLC matures 2/18/03                             1.27            4,997,001
    8,010,000    Ivory Funding Corp. mature 2/25/03 to 2/28/03                1.27 to 1.31        8,002,609
    8,000,000    Lloyds TSB Bank PLC matures 2/10/03                              1.27            7,997,460
    8,000,000    Morgan Stanley matures 2/5/03                                    1.28            7,998,862
    8,000,000    Nieuw Amsterdam Receivables Co. matures 2/24/03                  1.28            7,993,458
    8,000,000    Polonius Inc. matures 2/6/03                                     1.30            7,998,555
    8,000,000    Svenska Handelsbanken Inc. matures 3/6/03                        1.27            7,990,687
-----------------------------------------------------------------------------------------------------------
                 TOTAL COMMERCIAL PAPER
                 (Cost -- $170,730,396)                                                         170,730,396
===========================================================================================================

                       See Notes to Financial Statements.

6  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================

     FACE                                                                      ANNUALIZED
    AMOUNT                               SECURITY                                 YIELD            VALUE
===========================================================================================================
TIME DEPOSITS -- 12.9%
$   1,614,000    Chase Manhattan Bank matures 2/3/03                              1.31%        $  1,614,000
   10,000,000    HSBC Bank Cayman Islands matures 2/3/03                          1.31           10,000,000
   10,000,000    National Australia Bank matures 2/3/03                           1.31           10,000,000
   10,000,000    Royal Bank of Canada matures 2/3/03                              1.32           10,000,000
-----------------------------------------------------------------------------------------------------------
                 TOTAL TIME DEPOSITS
                 (Cost -- $31,614,000)                                                           31,614,000
===========================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $245,344,561*)                                                       $245,344,561
===========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

7  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2003
================================================================================

ASSETS:
   Investments, at amortized cost                                   $245,344,561
   Cash                                                                      669
   Receivable for Fund shares sold                                     1,067,533
   Prepaid registration fees                                             280,070
   Interest receivable                                                    31,478
   Other assets                                                            6,996
--------------------------------------------------------------------------------
   Total Assets                                                      246,731,307
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                   1,651,388
   Administration fee payable                                             41,257
   Distribution fees payable                                              36,580
   Investment advisory fee payable                                        26,745
   Dividends payable                                                      26,721
   Deferred compensation payable                                           6,996
   Accrued expenses                                                       72,325
--------------------------------------------------------------------------------
   Total Liabilities                                                   1,862,012
--------------------------------------------------------------------------------
Total Net Assets                                                    $244,869,295
================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                       $    244,889
   Capital paid in excess of par value                               244,624,282
   Undistributed net investment income                                       124
--------------------------------------------------------------------------------
Total Net Assets                                                    $244,869,295
================================================================================
Shares Outstanding:
   Class B                                                           159,950,795
   -----------------------------------------------------------------------------
   Class L                                                            84,938,214
   -----------------------------------------------------------------------------
Net Asset Value, per class                                          $       1.00
================================================================================

                       See Notes to Financial Statements.

8  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended January 31, 2003

INVESTMENT INCOME:
   Interest                                                         $ 1,967,151
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                           614,222
   Investment advisory fee (Note 3)                                     368,534
   Administration fee (Note 3)                                          245,689
   Shareholder and system servicing fees                                 96,339
   Custody                                                               32,060
   Registration fees                                                     27,725
   Audit and legal                                                       18,422
   Shareholder communications                                            10,586
   Trustees' fees                                                         8,061
   Other                                                                 23,296
--------------------------------------------------------------------------------
   Total Expenses                                                     1,444,934
   Less: Investment advisory fee waiver (Note 3)                        (35,140)
--------------------------------------------------------------------------------
   Net Expenses                                                       1,409,794
--------------------------------------------------------------------------------
Net Investment Income                                                   557,357
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                                 15
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $   557,372
================================================================================

                       See Notes to Financial Statements.

9  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                        2003             2002
==================================================================================================
OPERATIONS:
  Net investment income                                            $     557,357    $   1,600,478
  Net realized gain                                                           15              260
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                 557,372        1,600,738
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                 (557,357)      (1,600,354)
  Net realized gains                                                         (15)            (260)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                       (557,372)      (1,600,614)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                   140,592,813      380,517,006
  Net asset value of shares issued for reinvestment of dividends         531,214        1,487,189
  Cost of shares reacquired                                         (138,740,902)    (271,478,003)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                  2,383,125      110,526,192
--------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 2,383,125      110,526,316

NET ASSETS:
  Beginning of period                                                242,486,170      131,959,854
  End of period*                                                   $ 244,869,295    $ 242,486,170
==================================================================================================
* Includes undistributed net investment income of:                 $         124    $         124
==================================================================================================

                       See Notes to Financial Statements.

10  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.    Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

11  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2.    Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.

3.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly. For the six months ended January 31, 2003, SBFM waived a portion of its investment advisory fee amounting $35,140.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended January 31, 2003, the Fund paid transfer agent fees of $102,671 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made.

12  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

For the six months ended January 31, 2003, CDSCs paid to SSB and its affiliates were approximately:

                                                    Class B             Class L
================================================================================
CDSCs                                              $660,000             $27,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively.

For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                                                    Class B             Class L
================================================================================
Distribution Plan Fees                             $407,268             $206,954
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and L shares are available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

13  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Transactions in shares of beneficial interest of the Fund were as follows:

                                        Six Months Ended             Year Ended
                                        January 31, 2003           July 31, 2002
================================================================================
Class B
Shares sold                                76,335,367               215,254,671
Shares issued on reinvestment                 352,238                   994,282
Shares reacquired                         (80,705,501)             (143,096,854)
--------------------------------------------------------------------------------
Net Increase (Decrease)                    (4,017,896)               73,152,099
================================================================================
Class L
Shares sold                                64,257,446               165,262,335
Shares issued on reinvestment                 178,976                   492,907
Shares reacquired                         (58,035,401)             (128,381,149)
--------------------------------------------------------------------------------
Net Increase                                6,401,021                37,374,093
================================================================================


14  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:


Class B Shares                      2003(1)(2)        2002(2)       2001(2)       2000(2)       1999(2)       1998
======================================================================================================================
Net Asset Value,
  Beginning of Period              $    1.00        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
----------------------------------------------------------------------------------------------------------------------
Net investment income(3)               0.002            0.010         0.044         0.046         0.040         0.044
Dividends from net investment
  income and realized gains           (0.002)          (0.010)       (0.044)       (0.046)       (0.040)       (0.044)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $    1.00        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
----------------------------------------------------------------------------------------------------------------------
Total Return                            0.23%++          1.04%         4.50%         4.72%         4.05%         4.51%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)                $     160        $     164     $      91     $      95     $     120     $      74
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                           1.14%+           1.19%         1.25%         1.25%         1.18%         1.21%
  Net investment income                 0.46+            1.03          4.37          4.59          3.98          4.43
======================================================================================================================

Class L Shares                      2003(1)(2)        2002(2)       2001(2)       2000(2)       1999(2)       1998(4)
======================================================================================================================
Net Asset Value,
  Beginning of Period              $    1.00        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
----------------------------------------------------------------------------------------------------------------------
Net investment income(3)               0.002            0.010         0.044         0.046         0.040         0.044
Dividends from net investment
  income and realized gains           (0.002)          (0.010)       (0.044)       (0.046)       (0.040)       (0.044)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $    1.00        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
----------------------------------------------------------------------------------------------------------------------
Total Return                            0.22%++          1.02%         4.47%         4.68%         4.04%         4.52%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)                $      85        $      78     $      41     $      29     $      27     $       9
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                           1.16%+           1.22%         1.27%         1.26%         1.21%         1.21%
  Net investment income                 0.44+            0.98          4.22          4.59          3.95          4.43
======================================================================================================================

(1)  For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser waived a portion of its advisory fee for the six months ended January 31, 2003. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                           Per Share Decreases to             Expense Ratios
                            Net Investment Income           Without Waiver Fees

                           ----------------------           -------------------
                                    2003                           2003
                                    ----                           ----
     Class B                      $0.0001                          1.17%+
     Class L                       0.0002                          1.19+

(4)  On June 12, 1998, Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


15  Smith Barney Exchange Reserve Fund | 2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
     SMITH BARNEY
EXCHANGE RESERVE FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative
Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kevin Kennedy
Vice President and
Investment Officer

Martin R. Hanley
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

--------------------------------------------------------------------------------

Smith Barney Exchange Reserve Fund

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Exchange Reserve Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

Smith Barney EXCHANGE RESERVE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]







Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02388 3/03                                                             03-4579

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               HIGH INCOME FUND
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.



        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

      [LOGO]  Classic Series


      Semi-Annual Report . January 31, 2003
      SMITH BARNEY
      HIGH INCOME FUND


      BETH A. SEMMEL, CFA

      Beth A. Semmel, CFA, has more than 20 years of securities business experience. Ms. Semmel holds a BA in Math and Computer Science from Colgate University.

      PETER J. WILBY, CFA

      Peter J. Wilby, CFA, has more than 22 years of securities business experience. Mr. Wilby holds a BBA and an MBA in Accounting from Pace University.

      FUND OBJECTIVE

      The Fund seeks high current income by investing primarily in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 2, 1986

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      --------------------------------------
      20 Years (Beth A. Semmel)
      22 Years (Peter J. Wilby)

                     CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SHIAX   SHIBX   SHICX
--------------------------------------------
INCEPTION            11/6/92 9/2/86  8/24/94
--------------------------------------------

Average Annual Total Returns as of January 31, 2003*


                                     Without Sales Charges/(1)/
                                     Class A  Class B  Class L
                   --------------------------------------------
                   Six-Month+          8.86%    8.51%    8.56%
                   --------------------------------------------
                   One-Year           (1.31)   (1.72)   (1.61)
                   --------------------------------------------
                   Five-Year          (2.73)   (3.20)   (3.12)
                   --------------------------------------------
                   Ten-Year            3.95     3.44      N/A
                   --------------------------------------------
                   Since Inception++   4.45     5.43     2.95
                   --------------------------------------------

                                     With Sales Charges/(2)/
                                     Class A  Class B  Class L
                   --------------------------------------------
                   Six-Month+          3.98%    4.01%    6.50%
                   --------------------------------------------
                   One-Year           (5.79)   (5.72)   (3.47)
                   --------------------------------------------
                   Five-Year          (3.62)   (3.31)   (3.31)
                   --------------------------------------------
                   Ten-Year            3.47     3.44      N/A
                   --------------------------------------------
                   Since Inception++   3.98     5.43     2.83
                   --------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  + Total return is not annualized, as it may not be representative of the total return for the year.

  ++ Inception dates for Class A, B and L shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.


What's Inside
Letter From the Chairman ......................................................1
Manager Overview ..............................................................2
Historical Performance ........................................................4
Fund at a Glance ..............................................................7
Schedule of Investments........................................................8
Statement of Assets and Liabilities...........................................20
Statement of Operations.......................................................21
Statements of Changes in Net Assets ..........................................22
Notes to Financial Statements.................................................23
Financial Highlights..........................................................29

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney High Income Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Managers summarize the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003



   1 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

                               MANAGER OVERVIEW

Performance Review
For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned 8.86%. The Fund outperformed its Lipper peer group of high current yield funds, which returned 7.93% for the same period./1/ However, it underperformed its unmanaged benchmark, the Salomon Smith Barney High-Yield Market (7-10 Year) Index ("SSB High-Yield Index"),/i/ which returned 13.39% for the same period.

High-Yield Market Rebound
Shortly after the period began in August, the high-yield/ii/ bond market rose sharply from July's levels. As of the close of July, high-yield bond yields, which move opposite to prices, registered at 13.30%/iii/ as a result of the market having sold off to an extent during prior quarters. As many concerns that had overshadowed the market during the prior period began to diminish, such as doubts about the strength of the economy, the higher yields rekindled interest in high-yield bonds, which proceeded to rebound during the month.

Another factor that support the market was that the rate of defaults on corporate bonds (i.e., the number of companies failing to make timely interest payments to bondholders) was beginning to decline. Reports of fraudulent corporate accounting practices that made front-page headlines during the spring, creating a dimmer environment for the high-yield market at that time, significantly diminished. The requirement by the Securities and Exchange Commission last summer that chief executive officers and chief financial officers of U.S. companies with more than $1.2 billion in revenues certify the accuracy of their companies' financial statements, we feel restored some investor confidence in the integrity of corporate financial reporting practices. The high-yield market's performance from September through October was comparatively weaker amid concerns about Iraq and earnings warnings.

Fed Rate Cut
When the economy is weak, the Federal Reserve ("Fed")/iv/ may consider lowering its interest rate targets to help stimulate economic activity. The rationale is that if rates trend downward, consumers and corporations can borrow more cheaply and may be inclined to spend more, pumping money into the economy. Furthermore, if yields drop, companies can also borrow more cheaply through issuing bonds at lower rates. When the Fed is expected to lower its rate targets, bond prices often advance under the assumption that in a lower rate environment, new bonds would be issued at lower rates making the older, higher-yielding bonds worth more in the market. (Conversely, bond prices tend to drop when rates rise.)

Following an economic report released in October that reflected a weak labor market, the Fed reduced its target for the federal funds rate ("fed funds rate")/v/ by half a percentage point to a 41-year low of 1.25%. The most significant headway in the high-yield market occurred after this time amid considerably stronger inflows of cash during the quarter relative to the prior quarter. Furthermore, perceptions that the economy and geopolitical situation were improving, coupled with favorable yields available in the market, supported interest in the high-yield bond market.

Analysis of Fund Performance
In terms of its performance, the Fund benefited from its overweighted exposure to bonds from issuers in the technology and satellite industries and through its underweighted exposure to the metals/mining and supermarkets/drugstores industries relative to the SSB High-Yield Index. However, the Fund was adversely affected by the Fund's underweighted exposure to the utilities and energy industries relative to the SSB High-Yield Index, which contributed to the Fund's underperformance relative to the unmanaged index.

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 408 funds in the Lipper high current yield funds category with reinvestment of dividends and capital gains excluding sales charges.

   2 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

Over the past six months, the Fund increased its exposure to the beleagured investment-grade corporate bond sector, particularly the issues of large-cap companies. After the crisis of confidence in Corporate America sparked by the Enron and Worldcom scandals, the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold. We used this opportunity to increase holdings in corporate issues of what we considered to be solid companies at very attractive valuations. The fund benefited as the crisis in confidence subsided and high-grade corporate issues rebounded, although the Fund underperformed the benchmark over the course of the period.

Our Outlook and Approach
Although yields and prices will fluctuate, we believe that the high-yield market currently offers favorable long-term values based upon the recent yields of securities in this market. Please note that high-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues. We believe that current market valuations discount many of the negative news that transpired during 2002 and that many of these concerns as we previously referenced are likely to abate to a large extent over this coming year. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which we believe should prove favorable for corporate earnings and help reduce the rate of defaults on corporate bond payments. Furthermore, we believe the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and once equity markets stabilize, we believe the high-yield bond market should perform favorably relative to prior periods. In light of this outlook, we are focusing on adding a moderate amount of credit risk to the Fund that includes selectively targeting issues in the "B" credit territory that, in our view, offer long-term potential.

Thank you for your investment in the Smith Barney High Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Beth A. Semmel                      /s/ Peter J. Wilby

Beth A. Semmel, CFA                     Peter J. Wilby, CFA
Vice President and                      Vice President and
Investment Officer                      Investment Officer

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 8 through 18 for a list and percentage breakdown of the Fund's holdings.

--------
/i/The SSB High-Yield Index is an unmanaged broad-based index of high-yield bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.
/ii/High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.
/iii/Based upon the yield of the SSB High-Yield Index. Please note that high-yield bonds are subject to additional credit/default risk versus higher-rated issues.
/iv/The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/v/The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


   3 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return       Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)(2)/
---------------------------------------------------------------------------------------------
1/31/03                 $ 5.97    $ 6.15    $ 0.33       $0.00       $0.00          8.86%+
--------------------------------------------------------------------------------------------
7/31/02                   7.52      5.97      0.69        0.00        0.08        (11.21)
--------------------------------------------------------------------------------------------
7/31/01                   9.43      7.52      0.99        0.00        0.00*       (10.33)
--------------------------------------------------------------------------------------------
7/31/00                  10.30      9.43      0.96        0.00        0.00          0.93
--------------------------------------------------------------------------------------------
7/31/99                  11.74     10.30      0.99        0.00        0.01         (3.65)
--------------------------------------------------------------------------------------------
7/31/98                  11.82     11.74      1.09        0.00        0.00          8.85
--------------------------------------------------------------------------------------------
7/31/97                  10.98     11.82      1.08        0.00        0.00         18.31
--------------------------------------------------------------------------------------------
7/31/96                  11.10     10.98      1.08        0.00        0.00          8.95
--------------------------------------------------------------------------------------------
7/31/95                  11.16     11.10      1.05        0.00        0.07         10.28
--------------------------------------------------------------------------------------------
7/31/94                  12.01     11.16      1.12        0.00        0.00          2.11
--------------------------------------------------------------------------------------------
Inception** -- 7/31/93   11.03     12.01      0.86        0.00        0.00         17.29+
--------------------------------------------------------------------------------------------
Total                                       $10.24       $0.00       $0.16
--------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES


               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return       Total
Period Ended of Period of Period Dividends Distributions of Capital Returns/(1)(2)/
-----------------------------------------------------------------------------------
  1/31/03     $ 5.99    $ 6.17     $0.31       $0.00       $0.00          8.51%+
----------------------------------------------------------------------------------
  7/31/02       7.53      5.99      0.65        0.00        0.08        (11.53)
----------------------------------------------------------------------------------
  7/31/01       9.44      7.53      0.94        0.00        0.00*       (10.82)
----------------------------------------------------------------------------------
  7/31/00      10.31      9.44      0.91        0.00        0.00          0.40
----------------------------------------------------------------------------------
  7/31/99      11.75     10.31      0.94        0.00        0.01         (4.15)
----------------------------------------------------------------------------------
  7/31/98      11.83     11.75      1.03        0.00        0.00          8.34
----------------------------------------------------------------------------------
  7/31/97      10.99     11.83      1.02        0.00        0.00         17.72
----------------------------------------------------------------------------------
  7/31/96      11.11     10.99      1.02        0.00        0.00          8.41
----------------------------------------------------------------------------------
  7/31/95      11.16     11.11      0.99        0.00        0.07          9.77
----------------------------------------------------------------------------------
  7/31/94      12.01     11.16      1.06        0.00        0.00          1.60
----------------------------------------------------------------------------------
  7/31/93      11.15     12.01      1.10        0.00        0.00         18.55
----------------------------------------------------------------------------------
  Total                            $9.97       $0.00       $0.16
----------------------------------------------------------------------------------


   4 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return       Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)(2)/
---------------------------------------------------------------------------------------------
1/31/03                 $ 6.00    $ 6.18     $0.32       $0.00       $0.00          8.56%+
--------------------------------------------------------------------------------------------
7/31/02                   7.54      6.00      0.66        0.00        0.08        (11.43)
--------------------------------------------------------------------------------------------
7/31/01                   9.46      7.54      0.95        0.00        0.00*       (10.83)
--------------------------------------------------------------------------------------------
7/31/00                  10.32      9.46      0.91        0.00        0.00          0.57
--------------------------------------------------------------------------------------------
7/31/99                  11.76     10.32      0.94        0.00        0.01         (4.08)
--------------------------------------------------------------------------------------------
7/31/98                  11.84     11.76      1.04        0.00        0.00          8.38
--------------------------------------------------------------------------------------------
7/31/97                  11.00     11.84      1.03        0.00        0.00         17.77
--------------------------------------------------------------------------------------------
7/31/96                  11.11     11.00      1.03        0.00        0.00          8.56
--------------------------------------------------------------------------------------------
Inception** -- 7/31/95   10.90     11.11      0.90        0.00        0.07         11.50+
--------------------------------------------------------------------------------------------
Total                                        $7.78       $0.00       $0.16
--------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return       Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)(2)/
---------------------------------------------------------------------------------------------
1/31/03                 $ 6.00    $ 6.18     $0.34       $0.00       $0.00          9.04%+
--------------------------------------------------------------------------------------------
7/31/02                   7.55      6.00      0.71        0.00        0.08        (10.84)
--------------------------------------------------------------------------------------------
7/31/01                   9.46      7.55      1.01        0.00        0.00*        (9.99)
--------------------------------------------------------------------------------------------
7/31/00                  10.33      9.46      0.99        0.00        0.00          1.29
--------------------------------------------------------------------------------------------
7/31/99                  11.77     10.33      1.03        0.00        0.01         (3.33)
--------------------------------------------------------------------------------------------
7/31/98                  11.84     11.77      1.11        0.00        0.00          9.18
--------------------------------------------------------------------------------------------
7/31/97                  10.99     11.84      1.11        0.00        0.00         18.68
--------------------------------------------------------------------------------------------
7/31/96                  11.10     10.99      0.92        0.00        0.00          9.32
--------------------------------------------------------------------------------------------
Inception** -- 7/31/95   10.88     11.10      0.03        0.00        0.07          2.91+
--------------------------------------------------------------------------------------------
Total                                        $7.25       $0.00       $0.16
--------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


   5 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/ (UNAUDITED)


                                                 Without Sales Charges/(1)/
                                              --------------------------------
                                              Class A Class B Class L Class Y
------------------------------------------------------------------------------
Six Months Ended 1/31/03+                       8.86%   8.51%   8.56%   9.04%
-----------------------------------------------------------------------------
Year Ended 1/31/03                             (1.31)  (1.72)  (1.61)  (0.92)
-----------------------------------------------------------------------------
Five Years Ended 1/31/03                       (2.73)  (3.20)  (3.12)  (2.37)
-----------------------------------------------------------------------------
Ten Years Ended 1/31/03                         3.95    3.44     N/A     N/A
-----------------------------------------------------------------------------
Inception** through 1/31/03                     4.45    5.43    2.95    1.69++
-----------------------------------------------------------------------------

                                                  With Sales Charges/(3)/
                                              --------------------------------
                                              Class A Class B Class L Class Y
------------------------------------------------------------------------------
Six Months Ended 1/31/03+                       3.98%   4.01%   6.50%   9.04%
-----------------------------------------------------------------------------
Year Ended 1/31/03                             (5.79)  (5.72)  (3.47)  (0.92)
-----------------------------------------------------------------------------
Five Years Ended 1/31/03                       (3.62)  (3.31)  (3.31)  (2.37)
-----------------------------------------------------------------------------
Ten Years Ended 1/31/03                         3.47    3.44     N/A     N/A
-----------------------------------------------------------------------------
Inception** through 1/31/03                     3.98    5.43    2.83    1.69++
-----------------------------------------------------------------------------

-----------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS/(2)/ (UNAUDITED)
-----------------------------------------------------------------------

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (1/31/93 through 1/31/03)                      47.32%
---------------------------------------------------------------------
Class B (1/31/93 through 1/31/03)                      40.20
---------------------------------------------------------------------
Class L (Inception** through 1/31/03)                  27.78
---------------------------------------------------------------------
Class Y (Inception** through 1/31/03)                  12.45++
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 ++ Performance calculations for Class Y shares use February 5, 1996 as the inception date since all Class Y shares redeemed and new shares in Class Y were not purchased until February 5, 1996.
 *  Amount represents less than $0.01 per share.
** Inception dates for Class A, B, L and Y shares are November 6, 1992, September 2, 1986, August 24, 1994 and April 28, 1995, respectively.


   6 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SMITH BARNEY HIGH INCOME FUND AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class B Shares of the Smith Barney High Income
Fund vs. Salomon Smith Barney High-Yield Market (7-10 Year) Index+
--------------------------------------------------------------------------------
                         January 1993 -- January 2003

                 [CHART]

                                         Salomon
                 Smith Barney          Smith Barney
              High Income Fund -      High-Yield Market
               Class B Shares       (7 - 10 year) Index
            ---------------------   --------------------
Jan/1993         $10,000                  $10,000
Jul/1993          11,036                   10,594
Jul/1994          11,212                   12,345
Jul/1995          12,308                   12,022
Jul/1996          13,343                   14,424
Jul/1997          15,708                   16,096
Jul/1998          17,017                   18,492
Jul/1999          16,311                   18,737
Jul/2000          16,376                   18,625
Jul/2001          14,604                   17,625
Jul/2002          12,920                   15,430
Jan/2003          14,020                   17,497

+ Hypothetical illustration of $10,000 invested in Class B shares on January
  31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The Salomon Smith Barney High-Yield Market (7-10 Year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                           INDUSTRY DIVERSIFICATION*


                                        [CHART]

Broadcasting/Cable                                     13.1%
Building/Construction                                   5.0%
Chemicals                                               5.6%
Consumer Products and Services                          6.4%
Containers/Packaging                                    4.5%
Energy                                                  6.5%
Hotel/Resorts/Cruiselines                               6.6%
Retail                                                  5.4%
Telecommunications                                     12.6%
Utilities                                               4.2%
Other                                                  30.1%


                            INVESTMENT BREAKDOWN++


                                    [CHART]

Preferred Stock, Common Stock and Warrants      0.4%
Convertible Corporate Bonds                     4.3%
Repurchase Agreement                            4.2%
Corporate Bonds and Notes                      91.1%




* As a percentage of total corporate bonds and notes. These holdings are as of January 31, 2003 and are subject to change.
++ As a percentage of total investments. These holdings are as of January 31, 2003 and are subject to change.

  7 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            JANUARY 31, 2003

    FACE
   AMOUNT    RATING(a)                                         SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 91.1%
Aerospace and Defense -- 0.9%
$    370,000 B-        Argo-Tech Corp., Guaranteed Sr. Sub. Notes, 8.625% due 10/1/07                           $     290,450
   3,770,000 B3*       Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875% due 5/15/09                       3,892,525
   3,700,000 CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                                             3,265,250
   1,110,000 B-        Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08                                          1,157,175
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,605,400
-----------------------------------------------------------------------------------------------------------------------------
Airlines -- 1.4%
   3,660,000 B-        Air Canada, Sr. Notes, 10.250% due 3/15/11                                                   1,724,775
   8,721,391 CCC       Airplanes Pass-Through Trust, Corporate, Asset-Backed Securities, Series 1, Class D,
                         10.875% due 3/15/19                                                                          261,642
                       Continental Airlines, Inc. Pass-Through Certificates:
                        Class C:
   3,320,000 BBB-         Series 1999-2, 7.434% due 9/15/04                                                         2,171,533
   1,347,211 BBB-         Series 2000-2, 8.312% due 4/2/11                                                            779,176
   5,080,000 BB-        Class D, Series D, 7.568% due 12/1/06                                                       2,516,073
                       United Air Lines, Inc., Pass-Through Certificates:
   5,194,128 BB-        Series 2000-2, Class B, 7.811% due 10/1/09                                                  1,561,225
                        Series 2001-1:
                          Class B:
   2,116,671 B+             8.030% due 7/1/11                                                                         721,393
   1,008,000 Ba1*           6.932% due 9/1/11                                                                         423,562
   2,210,000 B-           Class C, 6.831% due 9/1/08                                                                  673,764
   1,976,977 BBB+      US Airways Inc., Pass-Through Certificates, Series 1999-1, 8.360% due 1/20/19                1,703,010
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,536,153
-----------------------------------------------------------------------------------------------------------------------------
Automotive -- 2.8%
   1,535,000 BB        Arvin Capital I, Guaranteed Notes, 9.500% due 2/1/27                                         1,503,784
                       Dana Corp.:
   4,130,000 BB         6.500% due 3/1/09                                                                           3,624,075
   1,865,000 BB         Sr. Notes, 10.125% due 3/15/10                                                              1,878,988
     870,000 B-        Eagle-Picher Industries, Inc., Guaranteed Sr. Sub. Notes, 9.375% due 3/1/08                    648,150
  11,225,000 BBB       Ford Motor Co., Sr. Notes, 7.450% due 7/16/31                                                9,523,784
   2,600,000 BBB       Ford Motor Credit Co., Sr. Notes, 7.250% due 10/25/11                                        2,480,088
   2,525,000 A2*       General Motors Acceptance Corp., Sr. Notes, 6.875% due 8/28/12                               2,434,893
     390,000 CCC       LDM Technologies Inc., Guaranteed Sr. Sub. Notes, Series B, 10.750% due 1/15/07                313,950
   2,180,000 BB-       Navistar International Corp., Guaranteed Sr. Notes, Series B, 9.375% due 6/1/06              2,152,750
   1,225,000 B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (b)                                      1,267,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   25,828,337
-----------------------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 11.9%
   5,750,000 Ca*       Adelphia Communications Corp., Sr. Discount Notes, Series B, zero coupon due 1/15/08 (c)     1,006,250
                       Charter Communications Holdings, LLC/Charter Communications Holdings
                         Capital Corp.:
                          Sr. Discount Notes:
  24,930,000 CCC-           Step bond to yield 11.678% due 1/15/10                                                  9,348,750
   5,775,000 CCC-           Step bond to yield 11.643% due 1/15/11                                                  1,876,875
   8,395,000 CCC-           Step bond to yield 17.647% due 5/15/11                                                  2,812,325
   4,975,000 CCC-         Sr. Notes, 10.750% due 10/1/09                                                            2,412,875

                      See Notes to Financial Statements.


   8 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT    RATING(a)                             SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 11.9% (continued)
                       CSC Holdings Inc.:
                         Sr. Notes:
$  2,150,000 BB-          7.875% due 12/15/07                                               $   2,096,250
                          Series B:
   2,525,000 BB-            8.125% due 7/15/09                                                  2,461,875
   1,505,000 BB-            7.625% due 4/1/11                                                   1,444,800
                         Sr. Sub. Debentures:
  10,480,000 B+           10.500% due 5/15/16                                                  10,846,800
   5,050,000 BB-          7.625% due 7/15/18                                                    4,595,500
   2,025,000 B+           9.875% due 4/1/23                                                     1,954,125
                       EchoStar DBS Corp., Sr. Notes:
   7,375,000 B1*         10.375% due 10/1/07                                                    7,928,125
   6,425,000 B+          9.125% due 1/15/09                                                     6,810,500
   5,850,000 B+          9.375% due 2/1/09                                                      6,171,750
   7,909,000 B-        Emmis Communications Corp., Sr. Discount Notes, step bond to
                         yield 12.322% due 3/15/11                                              6,524,925
   5,579,000 B-        Insight Communications Co., Inc., Sr. Discount Notes, step bond
                         to yield 13.689% due 2/15/11                                           3,514,770
   6,715,000 B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                         11.835% due 3/1/08                                                     7,033,963
   5,000,000 B+        Mediacom LLC, Sr. Notes, 9.500% due 1/15/13                              4,825,000
                       Paxson Communications Corp.:
   3,015,000 B-          Guaranteed Sr. Discount Notes, step bond to yield 15.541% due
                          1/15/09                                                               2,050,200
   1,360,000 B-          Guaranteed Sr. Sub. Notes, 10.750% due 7/15/08                         1,366,800
                       Pegasus Communications Corp., Sr. Notes, Series B:
     380,000 CCC+        9.625% due 10/15/05                                                      260,300
   1,495,000 CCC+        9.750% due 12/1/06                                                     1,024,075
   1,855,000 CCC+      Pegasus Satellite Communications, Inc., Sr. Discount Notes, step
                         bond to yield 19.832% due 3/1/07                                         788,375
   9,665,000 BB-       Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Debentures,
                         11.000% due 12/1/15                                                   10,244,900
   2,440,000 B         Sinclair Broadcast Group, Inc., Guaranteed Sr. Sub. Notes, 8.750%
                         due 12/15/11                                                           2,616,900
   1,900,000 B-        Spanish Broadcasting System, Inc., Guaranteed Sr. Sub. Notes,
                         9.625% due 11/1/09                                                     1,971,250
   5,200,000 BBB+      Time Warner Inc., Guaranteed Sr. Notes, 6.625% due 5/15/29               4,825,688
---------------------------------------------------------------------------------------------------------
                                                                                              108,813,946
---------------------------------------------------------------------------------------------------------
Building/Construction -- 4.6%
     940,000 B         Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12            1,001,100
   3,775,000 B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500%
                         due 5/1/09                                                             3,746,688
   1,830,000 BB        Beazer Homes USA, Guaranteed Sr. Notes, 8.625% due 5/15/11               1,921,500
   3,100,000 B-        Brand Services Inc., Sr. Sub. Notes, 12.000% due 10/15/12 (b)            3,355,750
                       Case Corp., Notes:
   1,425,000 BB          7.250% due 8/1/05                                                      1,197,770
     825,000 BB          7.250% due 1/15/16                                                       595,310
                       D.R. Horton, Inc.:
   2,190,000 Ba1*        Guaranteed Sr. Notes, 8.000% due 2/1/09                                2,244,750
   1,905,000 Ba2*        Sr. Sub. Notes, 9.375% due 3/15/11                                     1,947,863
   2,861,000 BB-       KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                              3,097,033
   3,165,000 BB+       Lennar Corp., Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10          3,647,663
   2,265,000 Ba3*      Meritage Corp., Guaranteed Sr. Notes, 9.750% due 6/1/11                  2,372,587
   4,695,000 B-        Nortek, Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11               4,783,031
   1,875,000 CCC+      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                   1,059,375
     295,000 BB+       Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                           327,450
   3,625,000 Ba2*      Schuler Homes, Inc., Guaranteed Sr. Sub. Notes, 10.500% due
                         7/15/11                                                                3,833,437

                      See Notes to Financial Statements.


   9 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT       RATING(a)                                    SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------------------------
Building/Construction -- 4.6% (continued)
                          Standard Pacific Corp.:
$  2,400,000    BB         Sr. Notes, 8.500% due 4/1/09                                                   $   2,460,000
   1,880,000    Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12                                                 1,851,800
   2,375,000    B         Terex Corp., Guaranteed Sr. Sub. Notes, Series B, 10.375% due 4/1/11                2,285,937
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             41,729,044
-----------------------------------------------------------------------------------------------------------------------
Business Services -- 0.8%
   1,950,000    B         Advance Holding Corp., Sr. Sub. Debentures, Series B, 12.875% due 4/15/09           2,047,500
   5,815,000    Ca*       Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06 (c)          87,225
   2,230,000    B         Penhall International, Guaranteed Sr. Notes, 12.000% due 8/1/06                     1,304,550
   3,655,000    B         Williams Scotsman, Inc., Guaranteed Sr. Notes, 9.875% due 6/1/07                    3,453,975
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              6,893,250
-----------------------------------------------------------------------------------------------------------------------
Chemicals -- 5.0%
   2,350,000    Ba2*      Airgas, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11                         2,564,438
   2,625,000    CCC+      Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                                  2,021,250
   3,675,000    B-        Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09                          3,068,625
   2,525,000    BB+       FMC Corp., Sr. Notes, 6.750% due 5/5/05                                             2,476,023
  31,835,000    B-        Huntsman ICI Holdings LLC, Sr. Discount Notes, zero coupon due 12/31/09 (c)         7,481,225
   1,880,000    B         Huntsman International LLC, Sr. Notes, 9.875% due 3/1/09                            1,898,800
   3,710,000    BB        IMC Global Inc., Guaranteed Sr. Notes, Series B, 11.250% due 6/1/11                 3,988,250
   3,660,000    BB-       ISP Chemco Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 7/1/11            3,879,600
   3,780,000    B+        ISP Holdings Inc., Secured Notes, Series B, 10.625% due 12/15/09                    3,591,000
   3,690,000    BB        Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12                           3,560,850
   1,490,000    BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                       1,612,925
   2,270,000    B-        OM Group, Inc., Guaranteed Sr. Sub. Notes, 9.250% due 12/15/11                      1,509,550
     365,000    BB-       Terra Capital Inc., Secured Sr. Notes, 12.875% due 10/15/08                           397,850
   5,065,000    B         Terra Industries, Sr. Notes, Series B, 10.500% due 6/15/05                          4,666,131
   4,140,000    CCC+      Texas Petrochemicals Corp., Sr. Sub. Notes, 11.125% due 7/1/06                      2,484,000
   1,000,000    CCC+      United Industries Corp., Sr. Sub. Notes, Series B, 9.875% due 4/1/09                1,025,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             46,225,517
-----------------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 5.8%
   1,500,000    B+        AKI Inc., Sr. Notes, 10.500% due 7/1/08                                             1,494,375
     735,000    BBB-      American Greetings Corp., Notes, 6.100% due 8/1/28                                    690,900
   5,575,000    BBB-      Avis Group Holdings, Inc., Guaranteed Sr. Sub. Notes, 11.000% due 5/1/09            6,202,188
     750,000    B+        Central Garden & Pet Co., Sr. Sub. Notes, 9.125% due 2/1/13 (b)                       776,250
   1,150,000    B-        Home Interior & Gifts, Guaranteed Sr. Sub. Notes, 10.125% due 6/1/08                1,086,750
     750,000    B-        Icon Health & Fitness, Guaranteed Sr. Sub. Notes, 11.250% due 4/1/12                  742,500
   3,066,000    CCC       Remington Product Co., LLC, Sr. Sub. Notes, Series D, 11.000% due 5/15/06           2,667,420
   3,020,000    B-        Revlon Consumer Products Corp., Guaranteed Sr. Notes, 12.000% due 12/1/05           2,838,800
                          Salton Inc.:
     395,000    B          Guaranteed Sr. Sub. Notes, 10.750% due 12/15/05                                      389,075
   3,100,000    B          Sr. Sub. Notes, 12.250% due 4/15/08                                                3,084,500
   5,400,000    B-        Sealy Mattress Co., Guaranteed Sr. Discount Notes, Series B, step bond to yield
                            11.188% due 12/15/07                                                              5,535,000
                          Service Corp. International:
   2,605,000    BB-        Debentures, 7.875% due 2/1/13                                                      2,416,137
                           Notes:
   2,860,000    BB-          6.875% due 10/1/07                                                               2,695,550
   2,895,000    BB-          6.500% due 3/15/08                                                               2,692,350

                      See Notes to Financial Statements.


  10 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT    RATING(a)                                         SECURITY                                              VALUE
------------------------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 5.8% (continued)
$  2,940,000 BB-       Sola International Inc., Notes, 6.875% due 3/15/08                                        $   2,630,453
   3,229,000 BB+       Standard Commercial Tobacco Co., Inc., Guaranteed Sr. Notes, 8.875% due 8/1/05                3,325,870
   4,505,000 B+        Stewart Enterprises, Inc., Guaranteed Sr. Sub. Notes, 10.750% due 7/1/08                      5,034,337
   9,489,999 NR        Xerox Corp., Term Loan A5, 6.024% due 4/30/05                                                 9,157,849
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    53,460,304
------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 4.1%
   3,925,000 B+        Anchor Glass Container, Secured Sr. Notes, 11.000% due 2/15/13 (b)                            3,925,000
                       Foamex L.P.:
   1,880,000 B          Guaranteed Sr. Notes, 10.750% due 4/1/09 (b)                                                 1,325,400
   1,890,000 B-         Guaranteed Sr. Sub. Notes, 9.875% due 6/15/07                                                  670,950
   7,550,000 BB        Owens-Brockway Glass Container Inc., Guaranteed Sr. Secured Notes, 8.875% due 2/15/09         7,701,000
     500,000 B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05                                             490,000
   1,285,000 B-        Packaged Ice Inc., Guaranteed Sr. Notes, Series B, 9.750% due 2/1/05                          1,060,125
     545,000 B-        Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10 (d)                                 476,875
                       Radnor Holdings Inc.:
     920,000 B2*        Guaranteed Sr. Notes, Series B, 10.000% due 12/1/03                                            807,300
   1,000,000 B2*        Sr. Notes, 10.000% due 12/1/03                                                                 877,500
   1,710,000 B3*       Riverwod International Co., Guaranteed Sr. Notes, 10.625% due 8/1/07                          1,769,850
   3,295,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)                                               3,389,359
   9,250,000 B         Stone Container Finance Corp., Guaranteed Sr. Notes, 11.500% due 8/15/06 (b)                  9,851,250
   3,822,000 CCC-      Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due 9/1/03                                  2,885,610
   2,585,000 B-        Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B, 12.750% due 6/15/10                    2,326,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    37,556,719
------------------------------------------------------------------------------------------------------------------------------
Energy -- 6.0%
   3,325,000 BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07                       2,942,625
   1,150,000 B         Denbury Management Inc., Guaranteed Sr. Sub. Notes, 9.000% due 3/1/08                         1,201,750
   2,700,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                          2,801,250
   4,395,000 BB-       Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp., Guaranteed Sr. Sub. Notes,
                         Series B, 10.375% due 6/1/09                                                                4,526,850
   2,665,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                              2,918,175
   3,580,000 B+        Magnum Hunter Resources Inc., Guaranteed Sr. Notes, 9.600% due 3/15/12                        3,848,500
   2,950,000 B         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                                 3,068,000
   1,915,000 BB+       Ocean Energy Inc., Guaranteed Sr. Sub. Notes, Series B, 8.375% due 7/1/08                     2,022,719
   1,885,000 AAA       Pennzoil-Quaker State Co., Guaranteed Sr. Notes, 10.000% due 11/1/08                          2,326,064
   1,830,000 B         Plains Resources, Inc., Guaranteed Sr. Sub. Notes, 8.750% due 7/1/12                          1,921,500
                       Pogo Producing Co., Sr. Sub. Notes, Series B:
     775,000 BB         10.375% due 2/15/09                                                                            842,812
   1,155,000 BB         8.250% due 4/15/11                                                                           1,241,625
   4,225,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                                       4,584,125
   1,640,000 B-        Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                          1,664,600
   1,920,000 BB-       SESI LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11                                            1,987,200
   2,800,000 B+        Stone Energy Corp., Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07                             2,912,000
   1,505,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                                           1,497,475
   3,025,000 B         Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12                                     1,981,375
   1,115,000 B         Trico Marine Services, Guaranteed Sr. Notes, 8.875% due 5/15/12                               1,003,500
                       Vintage Petroleum, Inc.:
   2,680,000 BB-        Sr. Notes, 8.250% due 5/1/12                                                                 2,840,800
                        Sr. Sub. Notes:
   2,260,000 B            9.750% due 6/30/09                                                                         2,384,300
     725,000 B            7.875% due 5/15/11                                                                           725,000

                      See Notes to Financial Statements.


  11 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT    RATING(a)                                          SECURITY                                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
Energy -- 6.0% (continued)
$  1,500,000 B+        Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11 (b)                           $   1,590,000
   2,005,000 BB+       Windsor Petroleum Transport Co., Notes, 7.840% due 1/15/21 (b)                                 1,656,733
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     54,488,978
-------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 1.3%
                       Allied Waste North America, Inc., Series B:
   2,980,000 BB-        Guaranteed Sr. Notes, 7.875% due 1/1/09                                                       2,957,650
                        Guaranteed Sr. Sub. Notes:
   5,610,000 BB-          8.500% due 12/1/08                                                                          5,722,200
   3,045,000 B+           10.000% due 8/1/09                                                                          3,037,388
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     11,717,238
-------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 3.1%
     935,000 BB        Case Credit Corp., Notes, 6.750% due 10/21/07                                                    738,621
  28,445,000 NR        Finova Group Inc., Notes, 7.500% due 11/15/09                                                 10,453,538
   3,690,000 Ba1*      Markel Capital Trust I, Guaranteed Capital Securities, Series B, 8.710% due 1/1/46             2,896,012
   7,890,000 B3*       Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27                       6,351,450
   1,970,000 B1*       Ocwen Federal Bank FSB, Sub. Debentures, 12.000% due 6/15/05                                   2,011,862
   4,016,000 B1*       Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                              4,101,340
   2,250,000 BB+       PXRE Capital Trust I, Guaranteed Capital Trust Pass-Through Securities, 8.850% due 2/1/27      1,793,979
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     28,346,802
-------------------------------------------------------------------------------------------------------------------------------
Food and Beverage -- 2.5%
                       Aurora Foods Inc., Sr. Sub. Notes, Series B:
   4,050,000 CCC        9.875% due 2/15/07                                                                            1,559,250
   5,115,000 CCC        8.750% due 7/1/08                                                                             1,969,275
   1,850,000 B+        Cott Beverages Inc., Guaranteed Sr. Sub. Notes, 8.000% due 12/15/11                            1,970,250
   2,040,000 BB-       Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                                                 1,902,284
   2,000,000 B         Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12 (b)                                       2,070,000
     370,000 B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                                           299,700
   3,880,000 B         Fleming Cos., Inc., Guaranteed Sr. Sub. Notes, Series D, 10.625% due 7/31/07                   1,959,400
   1,875,000 B+        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                                             1,031,250
   3,510,000 B2*       Michael Foods, Inc., Sr. Sub. Notes, Series B, 11.750% due 4/1/11                              3,983,850
   1,510,000 CCC       Mrs. Fields Original Cookies, Guaranteed Sr. Sub. Notes, Series B, 10.125% due 12/1/04           853,150
   4,900,000 Ba2*      SC International Services, Inc., Guaranteed Sr. Sub. Notes, Series B, 9.250% due 9/1/07        2,970,625
   2,080,000 BBB       Tyson Foods, Inc., Notes, 7.000% due 1/15/28                                                   2,135,850
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     22,704,884
-------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 2.5%
   1,530,000 B2*       Extendicare Health Services, Inc., Sr. Notes, 9.500% due 7/1/10                                1,461,150
   4,000,000 B3*       Hanger Orthopedic Group, Inc., Sr. Sub. Notes, 11.250% due 6/15/09                             4,220,000
   4,080,000 CC        Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                                     979,200
   4,420,000 B+        Per-Se Technologies, Inc., Guaranteed Sr. Notes, Series B, 9.500% due 2/15/05                  4,420,000
   2,450,000 BBB-      Tenet Healthcare Corp., Sr. Notes, 5.375% due 11/15/06                                         2,376,500
   2,000,000 B1*       Triad Hospitals Inc., Guaranteed Sr. Notes, Series B, 8.750% due 5/1/09                        2,140,000
   3,670,000 B-        Universal Hospital Services, Inc., Sr. Notes, 10.250% due 3/1/08                               3,523,200
   3,725,000 CCC+      Vanguard Health Systems, Guaranteed Sr. Sub. Notes, 9.750% due 8/1/11                          3,641,187
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     22,761,237
-------------------------------------------------------------------------------------------------------------------------------
Hotels/Resort/Cruiselines -- 6.0%
   2,880,000 B         Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/07                 3,016,800
   1,825,000 B         Ameristar Casinos, Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09                        1,957,313
   3,300,000 B1*       Courtyard By Marriott II LP/Courtyard Finance Co., Sr. Notes, Series B, 10.750% due 2/1/08     3,341,250

                      See Notes to Financial Statements.


  12 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT       RATING(a)                                      SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------------------------
Hotels/Resort/Cruiselines -- 6.0% (continued)
$  2,500,000    B         Herbst Gaming Inc., Secured Sr. Notes, 10.750% due 9/1/08 (b)                      $   2,650,000
   1,275,000    B+        Horseshoe Gaming Holdings, Guaranteed Sr. Sub. Notes, Series B, 8.625% due 5/15/09     1,351,500
                          Hilton Hotels Corp., Sr. Notes:
   3,105,000    BBB-       7.950% due 4/15/07                                                                    3,221,509
   1,325,000    BBB-       7.625% due 12/1/12                                                                    1,312,642
   3,965,000    BB-       HMH Properties, Inc., Guaranteed Sr. Notes, Series A, 7.875% due 8/1/05                3,925,350
                          Mandalay Resort Group:
   1,500,000    BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                               1,462,500
   3,630,000    BB-        Sr. Sub. Notes, 10.250% due 8/1/07                                                    3,938,550
                          MGM MIRAGE, Guaranteed Sr. Sub Notes:
   1,835,000    BB+        9.750% due 6/1/07                                                                     2,007,031
   4,870,000    BB+        8.375% due 2/1/11                                                                     5,210,900
                          Park Place Entertainment Corp., Sr. Sub. Notes:
   2,575,000    BB+        8.875% due 9/15/08                                                                    2,735,937
   8,055,000    BB+        8.125% due 5/15/11                                                                    8,387,269
   3,740,000    B+        Station Casinos, Sr. Sub. Notes, 8.875% due 12/1/08                                    3,908,300
   1,375,000    B+        Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (b)             1,423,125
   5,150,000    B-        Venetian Casino Resort, LLC/Las Vegas Sands, Inc., Guaranteed Mortgage Notes,
                            11.000% due 6/15/10                                                                  5,368,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                55,218,851
--------------------------------------------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 1.4%
   2,885,000    CCC+      Columbus Mckinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                             2,091,625
   4,979,000    B         Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10                        5,501,795
   1,535,000    B+        NMHG Holding Co., Guaranteed Sr. Notes, 10.000% due 5/15/09                            1,581,050
   6,165,000    CCC+      Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07                         4,045,781
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,220,251
--------------------------------------------------------------------------------------------------------------------------
Leisure -- 2.1%
                          AMC Entertainment Inc., Exchange Sr. Sub. Notes:
   6,235,000    CCC+       9.500% due 3/15/09                                                                    5,985,600
   2,890,000    CCC+       9.500% due 2/1/11                                                                     2,774,400
   1,380,000    CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05                                              1,110,900
   9,715,000    B         Six Flags, Inc., Sr. Discount Notes, step bond to yield 11.010% due 4/1/08             9,374,975
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,245,875
--------------------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.6%
   3,790,000    BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                       3,993,675
   1,075,000    BB-       Wolverine Tube Inc., Guaranteed Sr. Notes, 10.500% due 4/1/09                          1,101,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,095,550
--------------------------------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.6%
                          Buckeye Technologies Inc., Sr. Sub. Notes:
   1,900,000    B+         9.250% due 9/15/08                                                                    1,653,000
   6,685,000    B+         8.000% due 10/15/10                                                                   5,381,425
   5,960,000    Ba2*      Louisiana-Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                          6,496,400
   1,115,000    B+        Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                                   1,087,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,617,950
--------------------------------------------------------------------------------------------------------------------------
Printing/Publishing -- 2.4%
   2,100,000    B         Dex Media East LLC/FIN, Sr. Sub. Notes, 12.125% due 11/15/12 (b)                       2,325,750
   1,845,000    B+        Garden State Newspapers, Inc., Sr. Sub. Notes, Series B, 8.750% due 10/1/09            1,909,575
   7,754,074    B-        Hollinger Participation, Sr. Notes, 12.125% due 11/15/10 (b)                           7,637,763

                      See Notes to Financial Statements.


  13 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT    RATING(a)                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------------------------
Printing/Publishing -- 2.4% (continued)
$  3,180,000 BB-       Mail-Well I Corp., Guaranteed Sr. Notes, 9.625% due 3/15/12                         $   2,893,800
   3,330,000 B         Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                                     3,479,850
   1,025,000 B+        RH Donnelley Financial Corp., Sr. Sub. Notes, 10.875% due 12/15/12 (b)                  1,132,625
   1,180,000 B         Von Hoffman Corp., Guaranteed Sr. Notes, 10.250% due 3/15/09                            1,121,000
   1,875,000 B         Yell Finance BV, Sr. Discount Notes, 13.500% due 8/1/11                                 1,392,187
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,892,550
------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.7%
   6,395,000 BB-       Host Marriot L.P., Guaranteed Sr. Notes, Series I, 9.500% due 1/15/07                   6,363,025
------------------------------------------------------------------------------------------------------------------------
Retail -- 4.9%
   3,770,000 B         Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 4/15/08      3,996,200
   1,115,000 B-        American Restaurant Group Inc., Guaranteed Sr. Notes, Series D, 11.500% due 11/1/06       786,075
   1,510,000 CCC+      CKE Restaurants Inc., Guaranteed Sr. Sub. Notes, 9.125% due 5/1/09                      1,383,538
   1,895,000 CCC+      Denny's Corp., Sr. Notes, 11.250% due 1/15/08                                           1,487,575
   1,120,000 B+        Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08                                 1,065,400
     941,000 B-        Friendly Ice Cream Corp., Guaranteed Sr. Notes, 10.500% due 12/1/07                       936,295
                       The Gap Inc., Notes:
     500,000 BB+        6.900% due 9/15/07                                                                       495,000
   3,700,000 BB+        8.800% due 12/15/08                                                                    4,097,750
   1,120,000 BB+        Step bond to yield 8.150% due 12/15/05                                                 1,204,000
   3,335,000 B+        The Great Atlantic & Pacific Tea Co., Notes, 7.750% due 4/15/07                         2,492,913
   4,678,000 BBB-      J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12                                         4,958,680
   2,990,000 B-        Jo-Ann Stores, Inc., Guaranteed Sr. Sub. Notes, 10.375% due 5/1/07                      3,214,250
   1,910,000 BB-       The Pep Boys -- Manny, Moe & Jack, Medium-Term Notes, Series A, 6.710% due 11/3/04      1,878,962
   1,110,000 B+        Perkins Family Restaurants, Sr. Notes, Series B, 10.125% due 12/15/07                   1,005,937
   1,227,000 B-        Petro Stopping Center L.P., Sr. Notes, 10.500% due 2/1/07                               1,173,319
                       Rite Aid Corp.:
   7,325,000 B-         Notes, 7.125% due 1/15/07                                                              6,262,875
   1,895,000 B-         Sr. Notes, 7.625% due 4/15/05                                                          1,743,400
   4,182,000 BB        Saks Inc., Guaranteed Sr. Notes, 9.875% due 10/1/11                                     4,328,370
   2,990,000 B+        Sbarro, Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09                                 2,780,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,291,239
------------------------------------------------------------------------------------------------------------------------
Technology -- 0.8%
   4,170,000 BBB-      Arrow Electronics Inc., Sr. Debentures, 6.875% due 6/1/18                               3,778,374
   4,335,000 Baa2*     Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08                              3,966,525
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,744,899
------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 11.5%
   4,845,000 Caa2*     AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield 15.111% due 10/1/09                 411,825
   3,130,000 CCC-      Alamosa Holdings, Inc., Guaranteed Sr. Discount Notes, step bond to yield
                         12.700% due 2/15/10                                                                     626,000
   5,000,000 B-        American Tower Corp., Sr. Notes, 9.375% due 2/1/09                                      4,025,000
   2,040,000 B3*       American Tower, Sr. Sub. Discount Notes, zero coupon due 8/1/08 (d)                     1,208,700
  11,375,000 BBB+      AT&T Corp., Sr. Notes, 7.300% due 11/15/11                                             12,234,131
                       AT&T Wireless Services Inc., Sr. Notes:
   8,100,000 BBB        8.125% due 5/1/02                                                                      8,440,419
   9,150,000 BBB        7.875% due 3/1/11                                                                      9,487,159
   2,155,000 B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09                                       2,058,025
                       Crown Castle International Corp.:
   3,150,000 B3*        Sr. Discount Notes, step bond to yield 10.308% due 5/15/11                             2,205,000
   3,880,000 B3*        Sr. Notes, 10.750% due 8/1/11                                                          3,336,800

                      See Notes to Financial Statements.


  14 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


    FACE
   AMOUNT       RATING(a)                                        SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 11.5% (continued)
$  3,545,000    B3*       Dobson/Sygnet Communications Co., Sr. Notes, 12.250% due 12/15/08                       $   2,924,625
   3,570,000    D         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 16.403% due 2/1/10 (c)(d)           357
   1,965,000    CCC-      Horizon PCS, Inc., Guaranteed Sr. Sub. Discount Notes, step bond to yield
                            14.482% due 10/1/10 (d)                                                                      88,425
   6,955,000    NR        Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due 3/15/07 (b)                          1,564,875
                          Nextel Communications, Inc.:
  15,455,000    B          Sr. Discount Notes, step bond to yield 10.568% due 2/15/08                                15,223,175
                           Sr. Notes:
   2,250,000    B            9.375% due 11/15/09                                                                      2,176,875
   3,070,000    CCC+         12.500% due 11/15/09                                                                     2,901,150
   4,325,000    B         Nortel Networks Corp., Sr. Notes, 6.875% due 9/1/23                                         3,178,875
   1,825,000    B         Northern Telecom Capital, Guaranteed Sr. Notes, 7.875% due 6/15/26                          1,341,375
                          Qwest Corp.:
   4,175,000    Ba3*       Debentures, 6.875% due 9/15/33                                                             3,496,562
   8,255,000    Ba3*       Notes, 8.875% due 3/15/12 (b)                                                              8,585,200
   3,362,000    CCC+      Qwest Services Corp., Notes, 14.000% due 12/15/14 (b)                                       3,639,365
                          Sprint Capital Corp., Guaranteed Sr. Notes:
   6,825,000    BBB-       6.875% due 11/15/28                                                                        5,323,500
  11,875,000    BBB-       8.750% due 3/15/32                                                                        10,925,000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    105,402,418
-------------------------------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 2.6%
   3,460,000    CCC       J Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                                3,304,300
                          Levi Strauss & Co.:
                           Notes:
   2,525,000    BB-          6.800% due 11/1/03                                                                       2,550,250
   1,640,000    BB-          7.000% due 11/1/06                                                                       1,467,800
                           Sr. Notes:
   4,515,000    BB-          11.625% due 1/15/08                                                                      4,458,563
   3,450,000    BB-          12.250% due 12/15/12 (b)                                                                 3,450,000
   1,190,000    BBB-      Tommy Hilfiger USA, Inc., Guaranteed Notes, 6.500% due 6/1/03                               1,197,935
   3,005,000    B         Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes, Series A,
                            11.000% due 6/15/08                                                                       2,982,462
   3,675,000    CCC+      Westpoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                                       1,157,625
   2,520,000    B         The William Carter Co., Guaranteed Sr. Sub. Notes, Series B, 10.875% due 8/15/11            2,787,750
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     23,356,685
-------------------------------------------------------------------------------------------------------------------------------
Utilities -- 3.8%
                          The AES Corp.:
   7,585,000    B-         Sr. Notes, 9.500% due 6/1/09                                                               5,195,725
   2,630,000    B-         Sr. Sub. Notes, 10.250% due 7/15/06                                                        1,485,950
   1,070,000    BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                                                  1,100,783
   8,255,000    B+        Calpine Canada Energy Finance ULC, Guaranteed Sr. Notes, 8.500% due 5/1/08                  3,879,850
                          Calpine Corp., Sr. Notes:
   1,830,000    B+         8.750% due 7/15/07                                                                           869,250
  14,735,000    B+         8.625% due 8/15/10                                                                         6,778,100
                          CMS Energy Corp., Sr. Notes:
   2,395,000    B+         7.625% due 11/15/04                                                                        2,120,576
   2,060,000    B+         9.875% due 10/15/07                                                                        1,855,998
   3,735,000    BB-       Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                                       2,072,925

                      See Notes to Financial Statements.


  15 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


       FACE
      AMOUNT         RATING(a)                           SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------------
Utilities -- 3.8% (continued)
$     2,995,000      BB-       El Paso Energy Partners, Guaranteed Sr. Sub. Notes, 8.500%
                                 due 6/1/11 (b)                                               $   2,950,075
      6,940,000      B-        Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10          6,280,700
-----------------------------------------------------------------------------------------------------------
                                                                                                 34,589,932
-----------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS AND NOTES
                               (Cost -- $907,138,208)                                           833,707,034
-----------------------------------------------------------------------------------------------------------
       FACE
      AMOUNT+        RATING(a)                           SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 4.3%
Broadcasting/Cable -- 0.1%
 2,890,000/GBP/      C         Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07 (b)       904,307
-----------------------------------------------------------------------------------------------------------
Business Services -- 0.4%
      4,162,000      Ba3*      Spherion Corp., Sr. Notes, 4.500% due 6/1/05                       3,777,015
-----------------------------------------------------------------------------------------------------------
Energy -- 0.3%
      2,775,000      B-        Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04                 2,615,437
-----------------------------------------------------------------------------------------------------------
Healthcare -- 0.6%
      5,585,000      B         Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due
                                 5/15/09                                                          5,689,719
-----------------------------------------------------------------------------------------------------------
Semiconductors -- 1.8%
      4,415,000      B3*       Amkor Technology, Inc., Sub. Notes, 5.000% due 3/15/07             2,649,000
      5,905,000      Ba3*      LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05                    5,388,313
      5,780,000      B-        TriQuint Semiconductor, Inc., Sub. Notes, 4.000% due 3/1/07        4,660,125
      4,590,000      B3*       Vitesse Semiconductor Corp., Sub. Debentures, 4.000% due
                                 3/15/05                                                          3,849,862
-----------------------------------------------------------------------------------------------------------
                                                                                                 16,547,300
-----------------------------------------------------------------------------------------------------------
Technology -- 0.7%
      5,545,000      Ba2*      Celestica Inc., Liquid Yield Option Notes, zero coupon bond
                                 to yield 9.976% due 8/1/20                                       2,613,081
      9,375,000      B1*       Sanmina Corp., Sub. Debentures, zero coupon bond to yield
                                 9.817% due 9/12/20                                               4,019,531
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,632,612
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.4%
      6,705,000/EUR/ B+        COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07 (b)           3,593,433
-----------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost -- $42,509,516)                                             39,759,823
-----------------------------------------------------------------------------------------------------------

      SHARES                                             SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
Foods: Major Diversified -- 0.0%
        185,784                Aurora Foods Inc. (e)                                                 92,892
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
         43,936                Crown Castle International Corp. (e)                                 173,547
          7,716                McLeodUSA Inc., Class A Shares (e)                                     5,170
          9,100                Motorola Inc.                                                        278,005
         18,375                Pagemart Nationwide Inc. (b)(e)                                          184
        130,265                Song Networks Holding AB, ADR (e)                                      1,954
-----------------------------------------------------------------------------------------------------------
                                                                                                    458,860
-----------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCK
                               (Cost -- $1,664,055)                                                 551,752
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  16 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



  SHARES                                       SECURITY                                      VALUE
------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
Aerospace and Defense -- 0.0%
      3,950   Northrop Grumman Corp., 7.250% Equity Security Units                       $     410,207
------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 0.1%
     10,100   CSC Holdings Inc.                                                                977,175
------------------------------------------------------------------------------------------------------
Technology -- 0.0%
        769   Viasystems Group Inc.                                                                  8
     12,871   Viasystems Inc., Payment-in-kind, Series B                                           129
------------------------------------------------------------------------------------------------------
                                                                                                   137
------------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
      3,000   Broadwing Communications Services Inc., Series B, 12.500% Jr. Exchangeable       150,000
     42,500   Crown Castle International Corp., 6.250% Convertible                           1,051,875
      2,701   Dobson Communications Corp., 13.000% Sr. Exchangeable                            158,677
     12,500   Global Crossing Ltd., 6.250% Cumulative Convertible                                  125
------------------------------------------------------------------------------------------------------
                                                                                             1,360,677
------------------------------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost -- $7,721,975)                                                           2,748,196
------------------------------------------------------------------------------------------------------

 WARRANTS                                      SECURITY                                      VALUE
------------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
Broadcasting/Cable -- 0.0%
     21,675   UIH Australia/Pacific, Expire 5/15/06                                                217
------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        545   Pliant Corp., Expire 6/1/10 (b)                                                      613
------------------------------------------------------------------------------------------------------
Printing/Publishing -- 0.0%
      3,775   Merrill Corp., Expire 5/1/09                                                         377
------------------------------------------------------------------------------------------------------
Technology -- 0.0%
      3,650   Cybernet Internet Services International, Inc., Expire 7/1/09 (b)                      5
     12,360   WAM!NET Inc., Expire 3/1/05 (b)                                                      123
------------------------------------------------------------------------------------------------------
                                                                                                   128
------------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
      3,305   GT Group Telecom Inc., Expire 2/1/10 (b)                                           2,892
      2,440   Horizon PCS, Inc., Expire 10/1/10 (b)                                                122
     10,475   Iridium World Communications Ltd., Expire 7/15/05 (b)                                105
      2,735   IWO Holdings Inc., Expire 1/15/11 (b)                                                 27
     37,490   Pagemart Inc., Expire 12/31/03                                                       375
      9,550   RSL Communications, Ltd., Expire 11/15/06                                          1,343
------------------------------------------------------------------------------------------------------
                                                                                                 4,864
------------------------------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $2,573,203)                                                               6,199
------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  17 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT                                               SECURITY                                             VALUE
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
$38,525,000   Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $38,529,077;
                (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
                Market value -- $39,680,750) (Cost -- $38,525,000)                                       $ 38,525,000
---------------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,000,131,957**)                                                                 $915,298,004
---------------------------------------------------------------------------------------------------------------------

 +Face amount in U.S. dollars unless otherwise indicated.
(a)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)Security is currently in default.
(d)Security is issued with attached warrants.
(e)Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

    Currency abbreviations used in this schedule:
    EUR  -- Euro.
    GBP  -- British Pound.

    See page 19 for definitions of ratings.

                      See Notes to Financial Statements.


  18 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC   -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, and CC as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C            -- Bonds rated "C" are bonds on which no interest is being paid.

D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "A" through "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.



  19 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                JANUARY 31, 2003


ASSETS:
 Investments, at value (Cost -- $1,000,131,957)                    $  915,298,004
 Cash                                                                         354
 Dividends and interest receivable                                     21,329,385
 Receivable for securities sold                                        16,429,584
 Receivable for Fund shares sold                                        2,522,382
----------------------------------------------------------------------------------
 Total Assets                                                         955,579,709
----------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                                       6,809,388
 Dividends payable                                                      4,978,303
 Payable for Fund shares purchased                                        499,921
 Investment advisory fee payable                                          381,327
 Administration fee payable                                               152,531
 Distribution fees payable                                                 98,144
 Accrued expenses                                                         390,201
----------------------------------------------------------------------------------
 Total Liabilities                                                     13,309,815
----------------------------------------------------------------------------------
Total Net Assets                                                   $  942,269,894
----------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                        $      152,764
 Capital paid in excess of par value                                1,766,479,840
 Overdistributed net investment income                                 (6,778,698)
 Accumulated net realized loss from security transactions            (732,760,715)
 Net unrealized depreciation of investments and foreign currencies    (84,823,297)
----------------------------------------------------------------------------------
Total Net Assets                                                   $  942,269,894
----------------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                               55,289,673
----------------------------------------------------------------------------------
 Class B                                                               53,381,427
----------------------------------------------------------------------------------
 Class L                                                               24,719,563
----------------------------------------------------------------------------------
 Class Y                                                               19,373,041
----------------------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                             $6.15
----------------------------------------------------------------------------------
 Class B *                                                                  $6.17
----------------------------------------------------------------------------------
 Class L **                                                                 $6.18
----------------------------------------------------------------------------------
 Class Y (and redemption price)                                             $6.18
----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.71% of net asset value)                    $6.44
----------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value)                    $6.24
----------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


  20 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JANUARY 31, 2003



INVESTMENT INCOME:
  Interest                                                    $ 53,123,677
  Dividends                                                        165,209
-------------------------------------------------------------------------
  Total Investment Income                                       53,288,886
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                               2,312,768
  Distribution fees (Note 2)                                     2,109,749
  Administration fee (Note 2)                                      925,107
  Shareholder and system servicing fees                            403,900
  Custody                                                           59,888
  Audit and legal                                                   43,100
  Registration fees                                                 40,329
  Shareholder communications                                        38,572
  Trustees' fees                                                    11,897
  Other                                                              7,725
-------------------------------------------------------------------------
  Total Expenses                                                 5,953,035
-------------------------------------------------------------------------
Net Investment Income                                           47,335,851
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 4):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)     (12,826,647)
   Foreign currency transactions                                    87,348
-------------------------------------------------------------------------
  Net Realized Loss                                            (12,739,299)
-------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
   Security transactions                                        43,734,100
   Foreign currency transactions                                     1,556
-------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                       43,735,656
-------------------------------------------------------------------------
Net Gain on Investments                                         30,996,357
-------------------------------------------------------------------------
Increase in Net Assets From Operations                        $ 78,332,208
-------------------------------------------------------------------------

                      See Notes to Financial Statements.


  21 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                   2003           2002
--------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      $  47,335,851  $  111,217,997
   Net realized loss                                            (12,739,299)   (222,037,854)
   (Increase) decrease in net unrealized depreciation            43,735,656     (13,527,266)
--------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations             78,332,208    (124,347,123)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (49,486,710)   (106,982,185)
   Capital                                                               --     (12,007,256)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders    (49,486,710)   (118,989,441)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                             156,405,706     345,026,909
   Net asset value of shares issued for reinvestment of
     dividends                                                   19,483,828      45,296,101
   Cost of shares reacquired                                   (183,314,847)   (398,421,144)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions           (7,425,313)     (8,098,134)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                21,420,185    (251,434,698)

NET ASSETS:
   Beginning of period                                          920,849,709   1,172,284,407
--------------------------------------------------------------------------------------------
   End of period*                                             $ 942,269,894  $  920,849,709
--------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:            $(6,778,698)    $(4,715,187)
--------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


  22 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risk not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

  23 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001 and recorded adjustments to decrease the cost of securities and decrease undistributed net investment income by $3,240,915 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the Statement of Operations.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended January 31, 2003, the Fund paid transfer agent fees of $280,522 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2003, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

  24 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

For the six months ended January 31, 2003, SSB received sales charges of approximately $203,000 and $114,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2003, CDSCs paid to SSB were approximately:

                                                      Class A Class B  Class L
------------------------------------------------------------------------------
CDSCs                                                 $1,000  $286,000 $10,000
-----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                                                 Class A   Class B   Class L
-----------------------------------------------------------------------------
Distribution Plan Fees                           $401,035 $1,201,487 $507,227
----------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $262,244,248
-----------------------------------------------------------------------------
Sales                                                              281,403,144
-----------------------------------------------------------------------------

At January 31, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                   $  50,914,374
Gross unrealized depreciation                                    (135,748,327)
-----------------------------------------------------------------------------
Net unrealized depreciation                                     $ (84,833,953)
-----------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At January 31, 2003, the Fund did not hold any forward foreign currency contracts.


  25 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2003, the Fund did not hold any futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing call option is the Fund is exposed to the risk of the market price of the underlying security increases.

During the six months ended January 31, 2003, the Fund did not enter into any written covered call or put option contracts.

  26 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $590,546,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                   Carryforward
Year                                                                 Amounts
-------------------------------------------------------------------------------
2003                                                               $ 13,404,000
2004                                                                 23,360,000
2007                                                                 25,768,000
2008                                                                 97,094,000
2009                                                                130,523,000
2010                                                                300,397,000
-------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                               Six Months Ended                     Year Ended
                               January 31, 2003                    July 31, 2002
                          -------------------------         --------------------------
                             Shares          Amount            Shares        Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                 8,324,939     $ 49,815,269       15,223,090  $ 106,593,937
Shares issued on            1,438,447
 reinvestment                                8,567,472        2,873,147     19,579,610
Shares reacquired          (7,827,657)     (46,612,750)     (15,868,821)  (108,921,848)
---------------------------------------------------------------------------------------
Net Increase                1,935,729     $ 11,769,991        2,227,416  $  17,251,699

---------------------------------------------------------------------------------------
Class B
Shares sold                 4,634,874     $ 28,011,833        9,757,951  $  68,518,657
Shares issued on            1,063,211
 reinvestment                                6,343,841        2,376,812     16,249,202
Shares reacquired          (7,475,414)     (44,495,455)     (18,416,362)  (126,755,609)
---------------------------------------------------------------------------------------
Net Decrease               (1,777,329)    $(10,139,781)      (6,281,599) $ (41,987,750)

---------------------------------------------------------------------------------------

  27 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

                               Six Months Ended                      Year Ended
                               January 31, 2003                     July 31, 2002
                          --------------------------         --------------------------
                             Shares           Amount            Shares        Amount
---------------------------------------------------------------------------------------
Class L
Shares sold                  3,047,142     $ 18,470,716        7,249,704  $  51,078,401
Shares issued on               627,565
 reinvestment                                 3,750,195        1,282,493      8,765,964
Shares reacquired           (3,280,892)     (19,569,755)      (6,275,143)   (42,945,256)
---------------------------------------------------------------------------------------
Net Increase                   393,815     $  2,651,156        2,257,054  $  16,899,109

---------------------------------------------------------------------------------------
Class Y
Shares sold                 10,154,350     $ 60,107,888       16,956,182  $ 118,835,914
Shares issued on               135,730
 reinvestment                                   822,320           99,723        701,325
Shares reacquired          (11,887,298)     (72,636,887)     (17,099,792)  (119,727,994)
---------------------------------------------------------------------------------------
Net Decrease                (1,597,218)    $(11,706,679)         (43,887) $    (190,755)

---------------------------------------------------------------------------------------
Class Z*
Shares reacquired                   --               --           (9,480) $     (70,437)
---------------------------------------------------------------------------------------
Net Decrease                        --               --           (9,480) $     (70,437)
---------------------------------------------------------------------------------------

* As of August 30, 2001, Class Z shares were fully redeemed.

  28 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                     2003/(1)(2)/      2002/(2)/      2001/(2)/      2000/(2)/     1999/(2)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    5.97         $    7.52      $    9.43      $   10.30        $11.74
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.31              0.72           0.96           1.04          1.00
 Net realized and unrealized gain (loss)/(3)/      0.20             (1.50)         (1.88)         (0.95)        (1.44)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.51             (0.78)         (0.92)          0.09         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.33)            (0.69)         (0.99)         (0.96)        (0.99)
 Capital                                             --             (0.08)         (0.00)*           --         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.33)            (0.77)         (0.99)         (0.96)        (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    6.15         $    5.97      $    7.52      $    9.43        $10.30
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       8.86%++         (11.21)%       (10.33)%         0.93%        (3.65)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $340,262          $318,788       $384,411       $412,333      $493,725
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.10%+            1.08%          1.06%          1.08%         1.05%
 Net investment income/(3)/                       10.42+            10.31          11.30          10.43          9.24
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              30%               83%            82%            65%           96%
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares                                    1998
-------------------------------------------------------
Net Asset Value, Beginning of Period            $11.82
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                       1.02
 Net realized and unrealized gain (loss)/(3)/    (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.01
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (1.09)
 Capital                                            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $11.74
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                      8.85%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $512,294
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.05%
 Net investment income/(3)/                       8.61
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            102%
------------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended January 31, 2003 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.72, $1.50 and 10.43% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 * Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

  29 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares                                    2003/(1)(2)/     2002/(2)/     2001/(2)/     2000/(2)/     1999/(2)/     1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 5.99           $ 7.53        $ 9.44        $10.31        $11.75        $11.83
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                       0.30             0.68          0.91          0.98          0.95          0.96
 Net realized and unrealized gain (loss)/(3)/     0.19            (1.49)        (1.88)        (0.94)        (1.44)        (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.49            (0.81)        (0.97)         0.04         (0.49)         0.95
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.31)           (0.65)        (0.94)        (0.91)        (0.94)        (1.03)
 Capital                                            --            (0.08)        (0.00)*          --         (0.01)           --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.31)           (0.73)        (0.94)        (0.91)        (0.95)        (1.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 6.17           $ 5.99        $ 7.53        $ 9.44        $10.31        $11.75
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                      8.51%++        (11.53)%      (10.82)%        0.40%        (4.15)%        8.34%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $329,501         $330,362      $462,757      $614,996      $817,382      $859,472
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.61%+           1.57%         1.56%         1.57%         1.55%         1.55%
 Net investment income/(3)/                       9.91+            9.82         10.78          9.87          8.75          8.11
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             30%              83%           82%           65%           96%          102%
--------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended January 31, 2003 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.69, $1.50 and 9.94% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

  30 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                   2003/(1)(2)/     2002/(2)/     2001/(2)/     2000/(2)/     1999/(2)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 6.00           $ 7.54        $ 9.46        $10.32         $11.76
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                       0.30             0.69          0.91          0.99           0.96
 Net realized and unrealized gain (loss)/(4)/     0.20            (1.49)        (1.88)        (0.94)         (1.45)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.50            (0.80)        (0.97)         0.05          (0.49)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.32)           (0.66)        (0.95)        (0.91)         (0.94)
 Capital                                            --            (0.08)        (0.00)*          --          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.32)           (0.74)        (0.95)        (0.91)         (0.95)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 6.18           $ 6.00        $ 7.54        $ 9.46         $10.32
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      8.56%++        (11.43)%      (10.83)%        0.57%         (4.08)%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $152,778         $145,900      $166,482      $122,367       $142,477
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         1.53%+           1.51%         1.49%         1.51%          1.48%
 Net investment income/(4)/                       9.99+            9.88         10.88          9.96           8.84
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             30%              83%           82%           65%            96%
----------------------------------------------------------------------------------------------------------------------------------

Class L Shares                                   1998/(3)/
----------------------------------------------------------
Net Asset Value, Beginning of Period             $11.84
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                        0.97
 Net realized and unrealized gain (loss)/(4)/     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.96
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (1.04)
 Capital                                             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.04)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.76
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       8.38%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $92,946
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.48%
 Net investment income/(4)/                        8.15
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             102%
----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.69, $1.49 and 10.00% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

  31 Smith Barney High Income Fund  | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares                                   2003/(1)(2)/    2002/(2)/    2001/(2)/    2000/(2)/    1999/(2)/    1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 6.00        $ 7.55       $ 9.46       $10.33       $11.77      $11.84
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                          0.34          0.74         1.02         1.09         1.02        1.05
 Net realized and unrealized gain (loss)/(3)/        0.18         (1.50)       (1.92)       (0.97)       (1.42)      (0.01)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.52         (0.76)       (0.90)        0.12        (0.40)       1.04
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                              (0.34)        (0.71)       (1.01)       (0.99)       (1.03)      (1.11)
 Capital                                               --         (0.08)       (0.00)*         --        (0.01)         --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.34)        (0.79)       (1.01)       (0.99)       (1.04)      (1.11)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 6.18        $ 6.00       $ 7.55       $ 9.46       $10.33      $11.77
----------------------------------------------------------------------------------------------------------------------
Total Return                                         9.04%++     (10.84)%      (9.99)%       1.29%       (3.33)%      9.18%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $119,729      $125,800     $158,563     $246,376     $211,693    $211,781
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                            0.74%+        0.74%        0.72%        0.71%        0.72%       0.72%
 Net investment income/(3)/                         10.78+        10.66        11.63        10.87         9.52        8.83
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                30%           83%          82%          65%          96%        102%
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.75, $1.51 and 10.77% for net investment income, net realized unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

  32 Smith Barney High Income Fund | 2003 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                               HIGH INCOME FUND



                           TRUSTEES                 INVESTMENT ADVISER
                           Lee Abraham              Smith Barney Fund
                           Allan J. Bloostein         Management LLC
                           Jane F. Dasher
                           R. Jay Gerken, Chairman  DISTRIBUTOR
                           Richard E. Hanson, Jr.   Salomon Smith Barney Inc.
                           Paul Hardin
                           Roderick C. Rasmussen    CUSTODIAN
                           John P. Toolan           State Street Bank and
                                                      Trust Company
                           OFFICERS
                           R. Jay Gerken            TRANSFER AGENT
                           President and Chief      Citicorp Trust Bank, fsb.
                           Executive Officer        125 Broad Street, 11th Floor
                                                    New York, New York 10004
                           Lewis E. Daidone
                           Senior Vice President    SUB-TRANSFER AGENT
                           and Chief Administrative PFPC Global Fund Services
                           Officer                  P.O. Box 9699
                                                    Providence, Rhode Island
                           Richard L. Peteka        02940-9699
                           Chief Financial Officer
                           and Treasurer

                           Beth A. Semmel, CFA
                           Vice President and
                           Investment Officer

                           Peter J. Wilby, CFA
                           Vice President and
                           Investment Officer

                           Kaprel Ozsolak
                           Controller

                           Christina T. Sydor
                           Secretary

   Smith Barney High Income Fund



 This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HIGH INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2172 3/03                                                             03-4576

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                             DIVERSIFIED STRATEGIC
                                  INCOME FUND

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2003



                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

      [LOGO]Classic Series


      Semi-Annual Report . January 31, 2003

      SMITH BARNEY DIVERSIFIED
      STRATEGIC INCOME FUND


      ROGER M. LAVAN, CFA

      Roger M. Lavan has more than 17 years of securities experience. Mr. Lavan holds a BS in Management from the State University of New York and an MBA from Fordham University.

      BETH A. SEMMEL, CFA

      Beth A. Semmel has more than 20 years of securities business experience. Ms. Semmel holds a BA in Math and Computer Science from Colgate University.

      PETER J. WILBY, CFA

      Peter J. Wilby has more than 22 years of securities business experience. Mr. Wilby holds a BBA and an MBA in Accounting from Pace University.

      FUND OBJECTIVE

      Seeks high current income by investing primarily in U.S. government securities and U.S. government mortgage-related securities, foreign government securities, including securities issued by supranational organizations and U.S. and foreign corporate debt securities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      December 28, 1989

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      17 Years (Roger M. Lavan)
      20 Years (Beth A. Semmel)
      22 Years (Peter J. Wilby)

                     CLASS A CLASS B  CLASS L
---------------------------------------------
NASDAQ                SDSAX   SLDSX    SDSIX
---------------------------------------------
INCEPTION            11/6/92 12/28/89 3/19/93
---------------------------------------------

Average Annual Total Returns as of January 31, 2003*


                     Without Sales Charges/(1)/
                     Class A  Class B  Class L
----------------------------------------------
Six-Month+            5.55%    5.24%    5.13%
----------------------------------------------
One-Year              5.08     4.49     4.42
----------------------------------------------
Five-Year             2.86     2.34     2.35
----------------------------------------------
Ten-Year              5.59     5.09      N/A
----------------------------------------------
Since Inception++     5.74     6.49     4.88
----------------------------------------------

                     With Sales Charges/(2)/
                     Class A  Class B  Class L
----------------------------------------------
Six-Month+            0.77%    0.74%    3.15%
----------------------------------------------
One-Year              0.33     0.05     2.34
----------------------------------------------
Five-Year             1.91     2.19     2.15
----------------------------------------------
Ten-Year              5.10     5.09      N/A
----------------------------------------------
Since Inception++     5.26     6.49     4.78
----------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

   ++ Inception dates for Class A, B and L shares are November 6, 1992,
      December 28, 1989 and March 19, 1993, respectively.



What's Inside
Your Investment in the Smith Barney Diversified Strategic Income Fund..........1
Letter From the Chairman.......................................................2
Manager Overview...............................................................3
Fund at a Glance...............................................................7
Historical Performance ........................................................8
Value of $10,000..............................................................11
Schedule of Investments.......................................................12
Statement of Assets and Liabilities...........................................30
Statement of Operations.......................................................31
Statements of Changes in Net Assets...........................................32
Notes to Financial Statements.................................................33
Financial Highlights..........................................................39

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

     YOUR INVESTMENT IN THE SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND

An Opportunity to Diversify Your Income Sources
The Smith Barney Diversified Strategic Income Fund brings together four fixed-income opportunities: U.S. government securities, investment- and non-investment-grade U.S. and foreign corporate debt, mortgage and asset-backed securities and non-investment-grade sovereign debt including issuers in the emerging markets.

     [GRAPHIC] Broad Income Diversification

               Portfolio managers Roger M. Lavan, Beth A. Semmel and Peter
               J. Wilby believe that one way to minimize portfolio volatility is to diversify broadly across industries and sectors of the fixed-income markets. Keep in mind, diversification does not protect against market loss.

     [GRAPHIC] A Comprehensive Investment Process

               Portfolio managers follow an investment process that incorporates in-depth fundamental and quantitative analysis covering 15 of the world's major government bond markets, focusing on opportunities in U.S. government and agency securities, high-yield corporate bonds and foreign government bonds. (Please note that investments in foreign securities are subject to special risks such as those associated with currency fluctuations.)

     [GRAPHIC] A Distinguished History of Managing Your Serious Money

               Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients timely information, advice and insightful asset management. Today, Citigroup Asset Management ("Citigroup") unites the distinguished history of Smith Barney & Co. with the unparalleled global reach of its parent, Citigroup.

               At Citigroup you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed options.


1 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

Chairman, President and Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Diversified Strategic Income Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003

2 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

                               MANAGER OVERVIEW


Performance Review
For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned 5.55%. The Fund outperformed its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index,/i/ which returned 5.05% for the same period. However, it underperformed its Lipper peer group of multi-sector income funds, which returned 8.14% for the same period./1/

Shifting Investor Sentiment
In July, doubts about the strength of the economy exerted pressure on the high-yield bond market. The resulting sell-off caused yields on high-yield bonds, which move opposite to prices, to move higher into the 13%/ii/ territory. As many of these economic concerns began to diminish in August, these higher yields rekindled interest in the high-yield market, triggering a price rebound during the month. However, investor sentiment toward the economy continued to shift and, as a result, the investment-grade and high-yield bond markets alike fluctuated throughout the remainder of the quarter.

Fed Rate Cut
Toward the end of October, economic data reflected weakness in the economy. In an effort to help stimulate activity, the Federal Reserve ("Fed")/iii/ cut short-term interest rates on November 6th. Interest rate reductions typically encourage consumers to borrow and spend more, thereby pumping more money back into the economy. While Treasuries generated less favorable returns that period, the most significant advances in the high-yield market occurred after this time amid considerably stronger inflows of cash. Perceptions that the economy and geopolitical situation were improving, coupled with favorable yields available in the high-yield market, supported interest in high-yield issues.

Once again, the shifts in sentiment occurred as economic data released showed weaker manufacturing activity and little improvement in the labor market. Furthermore, investors' concerns regarding Iraq became more pronounced. In reaction to these concerns and expectations that interest rates would not rise over the short-term, investors shifted money into less-volatile securities such as Treasuries.

Investment-Grade Holdings
Within the investment-grade sector, the Fund focused on U.S. Treasury notes that had shorter-term maturities, which tend to fluctuate less in price when interest rates rise. (We anticipate that rates will rise later this year.) Furthermore, the shorter maturities will give us the ability to roll over capital from maturing Treasury notes in the future into higher-yielding fixed-income securities if rates were to rise down the road. To seek enhanced yield, the Fund also maintained a diverse mix of intermediate- and longer-term agencies, which offered more favorable yields relative to Treasuries.

High-Yield Investments
In the high-yield sector, the Fund's performance benefited from its overweighted exposure to bonds from issuers in the technology and satellite industries and through its underweighted exposure to the metals/mining and supermarkets/drugstores industries relative to the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")./ii/ However, the Fund was adversely affected by its underweighted exposure to the utilities and energy industries relative to the SSB High-Yield Index.

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 123 funds in the multi-sector income funds category with reinvestment of dividends and capital gains excluding sales charges.


3 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

After the crisis of confidence in Corporate America sparked by the Enron and WorldCom scandals, the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold, causing the yields on these bonds to advance into the higher-yield territory. Over the period, the Fund increased its exposure to many of these corporate bonds. As a result, the Fund benefited as the crisis in confidence subsided and high-grade corporate issues rebounded.

Year-End Rally Overseas
During the fourth quarter of 2002, emerging markets debt was introduced to the Fund as a new investment sector with a current maximum weight of five percent of the portfolio. In the past, the Fund's asset allocation was static with a fixed share ( 1/3 of the portfolio) in U.S. investment-grade, U.S. high-yield and non-U.S. investment-grade. Going forward we will actively allocate among these four sectors. We believe this active allocation will add to overall portfolio performance.

Emerging markets debt returned 21.82% for the period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./iv/ The fourth quarter of 2002 was particularly strong for emerging markets. Country performance was solid and all EMBI+ countries posted gains for the fiscal period. The market performance during this period was primarily driven by presidential elections in Brazil, Ecuador and Turkey. The emerging markets debt rally was also supported by stronger-than-expected economic data in the U.S. as well as higher oil prices. During this period, oil prices ranged from $28 to $33 per barrel.

Developments in some key emerging markets over the Fund's semi-annual period are described below. (The performances of the following debt markets are measured by the EMBI+.)

Brazil. The market for Brazilian debt, which was the best performer in the EMBI+ during this period, posted a gain of 53.66% for the period. The Brazilian market rebounded after the presidential elections in October as markets reacted favorably to market-friendly comments from president-elect Lula. The Fund's overweight position contributed to the Fund's performance during this period.

Ecuador. Despite its inability to secure an agreement with the International Monetary Fund ("IMF"),/v/ the market was the second best EMBI+ performer, returning 28.98% for this period. Newly elected president Gutierrez reached agreement with the IMF on a new program. During this period, the Fund remained overweight Ecuador relative to the EMBI+.

Turkey. The market returned 26.45% for the semi-annual period. The country's strategic importance combined with its improved relations with the IMF have supported investor interest in this market. The market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AKP").

Russia. The Russian market gained 21.57% for the period. Russia's macroeconomic fundamentals remain strong and its economy continues to benefit from high oil prices. In December, Moody's Investors Service/vi/ upgraded Russia's credit rating to Ba2.

During the period, EMBI+ sovereign spreads/vii/ tightened by 2.61% closing at 7.30% over yields on U.S. Treasuries. Return volatility/viii/ was substantially below long-term historical levels. Current valuation levels should support emerging markets debt in the upcoming year.

Within the investment-grade rating category, the Fund decreased its exposure to non-U.S. issues over the period as, in our view, the domestic market for higher-rated fixed-income securities offers more favorable prospects.


 4 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

Preparing for a New Climate
Going forward, we maintain our view that interest rates in the U.S. may rise later in the year as the economy gains momentum. However, the situations in Iraq, North Korea and Venezuela all represent sources of volatility for risk-oriented markets, which in turn may present a favorable environment for high-grade fixed-income securities -- particularly U.S. Treasuries -- on a short-term basis. If these issues are resolved in a relatively short time frame, any improvement that may arise in high-grade bond prices should likely be short lived as well. U.S. Treasury bond issues with longer maturities in particular generated strong performance throughout 2002. Going forward into 2003, however, we favor Treasuries with shorter-term maturities that may experience less pricing pressure if rates were to rise as the economy improves, which we anticipate may occur later in the year. We will also maintain a vigilant eye on both the Fed and fiscal policies on Capitol Hill (e.g., taxation measures).

In terms of the Fund's holdings in the high-yield market, we believe the market is attractive based upon the recent yields of securities of high-yield debt, which in many cases exceeded 11.5% (although prices and yields are subject to change)./ix/ We believe that current market valuations discount many of the negative news that transpired during 2002. Many market observers anticipate the U.S. economy to improve during the next 12 to 18 months, which we believe should prove favorable for corporate earnings and help reduce the rate of defaults on corporate bond payments. Furthermore, we believe the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and once equity markets stabilize, we believe the high-yield bond market should perform favorably relative to prior periods. In light of this outlook, we are focusing on adding a moderate amount of credit risk to the Fund that includes selectively targeting issues in the "B" credit territory that, in our view, offer long-term potential.

On a risk/reward basis, in consideration of the recent economic, currency and market environments domestically and internationally and our outlook, we maintain a less favorable view of the non-U.S. investment-grade bond markets. Based upon our outlook, we intend to maintain a low exposure to high-grade international debt based upon recent economic conditions and our outlook over the foreseeable future.

Going forward, we believe fiscal measures will play a more prominent role in influencing the direction of the economy and bond markets than they have in the recent past and, therefore, will maintain attentive to fiscal actions as they relate to the fixed-income markets. We believe in the importance of asset allocation as an investment discipline and that fixed-income securities, when professionally managed, can help minimize overall portfolio volatility/x/ over the long term, as well as provide favorable streams of income.


 5 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


 /s/ Roger M. Lavan                       /s/ Peter J. Wilby
 Roger M. Lavan, CFA                      Peter J. Wilby, CFA
 Vice President and Investment Officer    Vice President and Investment Officer

 /s/ Beth A. Semmel
 Beth A. Semmel, CFA
 Vice President and Investment Officer

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 12 through 27 for a list and percentage breakdown of the Fund's holdings.

--------
/i/ The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
/ii/ Based upon the yield of the SSB High-Yield Index. Please note that high-yield bonds are subject to additional credit/default risk versus higher-rated issues. The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
/iii/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/iv/ The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
/v/ The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.
/vi/    Moody's Investors Service is a nationally recognized credit rating agency.
/vii/ Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
/viii/ Return volatility is the standard deviation of monthly returns over the period being measured. Standard deviation measures the risk or volatility of an investment's return over a particular time period; the greater the number, the greater the risk.
/ix/ High-yield bonds are subject to additional credit/default risk versus higher-rated issues.
/x/     Diversification does not assure against market risk.


6 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

    SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND at a Glance (unaudited)

 TOP TEN HOLDINGS*+

  1. FEDERAL NATIONAL MORTGAGE ASSOCIATION................................. 30.9%
  2. GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..............................  7.7
  3. U.S. TREASURY NOTES...................................................  6.8
  4. FEDERAL HOME LOAN MORTGAGE CORP.......................................  5.4
  5. FEDERAL HOME LOAN BANK................................................  2.1
  6. FREDDIE MAC...........................................................  1.8
  7. KINGDOM OF DENMARK....................................................  1.7
  8. SWEDISH GOVERNMENT....................................................  1.5
  9. FEDERAL REPUBLIC OF BRAZIL............................................  1.5
 10. NORDIC INVESTMENT BANK................................................  1.3

                          INDUSTRY DIVERSIFICATION*++

                                        [CHART]

    Broadcasting                          1.9%
    Cable/Satellite TV                    7.6%
    Casinos/Gaming                        5.6%
    Collateralized Mortgage Obligations   4.1%
    Containers/Packaging                  3.4%
    Hotels/Resorts/Cruiselines            2.8%
    Major Telecommunications              3.6%
    Oil and Gas Production                2.6%
    Sovereign Debt                       16.2%
    Wireless Telecommunications           3.8%
    Other                                48.4%


                            INVESTMENT BREAKDOWN*#

                         [CHART]

   U.S. Government Agencies and Obligations        43.8%
   Convertible Corporate Notes                      0.8%
   Corporate Bonds and Notes                       27.7%
   Preferred Stock                                  0.1%
   International Bonds and Warrants                 8.1%
   Common Stock and Warrants                       0.0%**
   Repurchase Agreement                            19.0%
   Loan Participations                              0.5%

* All information is as of January 31, 2003. Please note that Fund holdings are subject to change.
+ As a percentage of total investments, excluding repurchase agreement.
++As a percentage of total high-yield sector.
# As a percentage of total investments.
**Percentage represents less than 0.1%.


7 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return      Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)+/
------------------------------------------------------------------------------------------
1/31/03                 $6.32     $6.47     $0.20       $0.00       $0.00        5.55%++
-----------------------------------------------------------------------------------------
7/31/02                  6.74      6.32      0.37        0.00        0.07        0.32
-----------------------------------------------------------------------------------------
7/31/01                  7.19      6.74      0.57        0.00        0.00        1.79
-----------------------------------------------------------------------------------------
7/31/00                  7.46      7.19      0.51        0.00        0.00        3.35
-----------------------------------------------------------------------------------------
7/31/99                  7.96      7.46      0.49        0.01        0.04        0.41
-----------------------------------------------------------------------------------------
7/31/98                  8.01      7.96      0.58        0.05        0.00        7.47
-----------------------------------------------------------------------------------------
7/31/97                  7.82      8.01      0.67        0.00        0.00       11.36
-----------------------------------------------------------------------------------------
7/31/96                  7.85      7.82      0.62        0.00        0.05        8.39
-----------------------------------------------------------------------------------------
7/31/95                  7.76      7.85      0.48        0.00        0.19       10.35
-----------------------------------------------------------------------------------------
7/31/94                  8.41      7.76      0.62        0.10        0.04        1.16
-----------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.24      8.41      0.45        0.12        0.00        9.30++
-----------------------------------------------------------------------------------------
Total                                       $5.56       $0.28       $0.39
-----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                  $6.35     $6.50     $0.18       $0.00       $0.00        5.24%++
-----------------------------------------------------------------------------------------
7/31/02                   6.77      6.35      0.34        0.00        0.07       (0.22)
-----------------------------------------------------------------------------------------
7/31/01                   7.22      6.77      0.54        0.00        0.00        1.27
-----------------------------------------------------------------------------------------
7/31/00                   7.48      7.22      0.47        0.00        0.00        2.98
-----------------------------------------------------------------------------------------
7/31/99                   7.98      7.48      0.46        0.01        0.03       (0.06)
-----------------------------------------------------------------------------------------
7/31/98                   8.03      7.98      0.54        0.05        0.00        6.93
-----------------------------------------------------------------------------------------
7/31/97                   7.83      8.03      0.62        0.00        0.00       10.89
-----------------------------------------------------------------------------------------
7/31/96                   7.86      7.83      0.57        0.00        0.05        7.80
-----------------------------------------------------------------------------------------
7/31/95                   7.76      7.86      0.44        0.00        0.18       10.00
-----------------------------------------------------------------------------------------
7/31/94                   8.41      7.76      0.60        0.10        0.03        0.66
-----------------------------------------------------------------------------------------
7/31/93                   8.55      8.41      0.58        0.14        0.00        7.28
-----------------------------------------------------------------------------------------
Total                                        $5.34       $0.30       $0.36
-----------------------------------------------------------------------------------------



8 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                 $6.34     $6.48     $0.18       $0.00       $0.00         5.13%++
------------------------------------------------------------------------------------------
7/31/02                  6.76      6.34      0.34        0.00        0.07        (0.16)
------------------------------------------------------------------------------------------
7/31/01                  7.21      6.76      0.54        0.00        0.00         1.27
------------------------------------------------------------------------------------------
7/31/00                  7.48      7.21      0.47        0.00        0.00         2.84
------------------------------------------------------------------------------------------
7/31/99                  7.97      7.48      0.46        0.01        0.03         0.08
------------------------------------------------------------------------------------------
7/31/98                  8.01      7.97      0.54        0.05        0.00         7.08
------------------------------------------------------------------------------------------
7/31/97                  7.81      8.01      0.62        0.00        0.00        10.92
------------------------------------------------------------------------------------------
7/31/96                  7.84      7.81      0.57        0.00        0.05         7.82
------------------------------------------------------------------------------------------
7/31/95                  7.76      7.84      0.44        0.00        0.18         9.73
------------------------------------------------------------------------------------------
7/31/94                  8.41      7.76      0.60        0.10        0.03         0.66
------------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.36      8.41      0.20        0.03        0.00         3.41++
------------------------------------------------------------------------------------------
Total                                       $4.96       $0.19       $0.36
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                 $6.33     $6.47     $0.21       $0.00       $0.00         5.56%++
------------------------------------------------------------------------------------------
7/31/02                  6.74      6.33      0.39        0.00        0.07         0.80
------------------------------------------------------------------------------------------
7/31/01                  7.20      6.74      0.60        0.00        0.00         2.00
------------------------------------------------------------------------------------------
7/31/00                  7.46      7.20      0.53        0.00        0.00         3.83
------------------------------------------------------------------------------------------
7/31/99                  7.96      7.46      0.51        0.01        0.04         0.72
------------------------------------------------------------------------------------------
7/31/98                  8.00      7.96      0.60        0.05        0.00         7.96
------------------------------------------------------------------------------------------
7/31/97                  7.82      8.00      0.70        0.00        0.00        11.64
------------------------------------------------------------------------------------------
Inception* -- 7/31/96    7.89      7.82      0.53        0.00        0.05         6.65++
------------------------------------------------------------------------------------------
Total                                       $4.07       $0.06       $0.16
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
1/31/03                 $6.33     $6.48     $0.21       $0.00       $0.00         5.71%++
------------------------------------------------------------------------------------------
7/31/02                  6.75      6.33      0.39        0.00        0.07         0.63
------------------------------------------------------------------------------------------
7/31/01                  7.21      6.75      0.60        0.00        0.00         2.00
------------------------------------------------------------------------------------------
7/31/00                  7.47      7.21      0.53        0.00        0.00         3.83
------------------------------------------------------------------------------------------
7/31/99                  7.96      7.47      0.51        0.01        0.04         0.84
------------------------------------------------------------------------------------------
7/31/98                  8.01      7.96      0.60        0.05        0.00         7.78
------------------------------------------------------------------------------------------
7/31/97                  7.82      8.01      0.69        0.00        0.00        11.69
------------------------------------------------------------------------------------------
7/31/96                  7.85      7.82      0.63        0.00        0.06         8.72
------------------------------------------------------------------------------------------
7/31/95                  7.76      7.85      0.49        0.00        0.20        10.94
------------------------------------------------------------------------------------------
7/31/94                  8.41      7.76      0.65        0.10        0.04         1.43
------------------------------------------------------------------------------------------
Inception* -- 7/31/93    8.24      8.41      0.47        0.12        0.00         9.47++
------------------------------------------------------------------------------------------
Total                                       $5.77       $0.28       $0.41
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


 9 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                             Without Sales Charges/(1)/
                             ---------------------------------------------------------
                             Class A Class B          Class L           Class Y Class Z
---------------------------------------------------------------------------------------
Six Months Ended 1/31/03++    5.55%   5.24%            5.13%             5.56%   5.71%
-------------------------------------------------------------------------------------
Year Ended 1/31/03            5.08    4.49             4.42              5.27     5.41
-------------------------------------------------------------------------------------
Five Years Ended 1/31/03      2.86    2.34             2.35              3.19     3.18
-------------------------------------------------------------------------------------
Ten Years Ended 1/31/03       5.59    5.09              N/A               N/A     5.94
-------------------------------------------------------------------------------------
Inception* through 1/31/03    5.74    6.49             4.88              5.30     6.09
-------------------------------------------------------------------------------------
                                              With Sales Charges/(2)/
                             ---------------------------------------------------------
                             Class A Class B          Class L           Class Y Class Z
---------------------------------------------------------------------------------------
Six Months Ended 1/31/03++    0.77%   0.74%            3.15%             5.56%   5.71%
-------------------------------------------------------------------------------------
Year Ended 1/31/03            0.33    0.05             2.34              5.27     5.41
-------------------------------------------------------------------------------------
Five Years Ended 1/31/03      1.91    2.19             2.15              3.19     3.18
-------------------------------------------------------------------------------------
Ten Years Ended 1/31/03       5.10    5.09              N/A               N/A     5.94
-------------------------------------------------------------------------------------
Inception* through 1/31/03    5.26    6.49             4.78              5.30     6.09
-------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                                       Without Sales Charges/(1)/
---------------------------------------------------------------------------------
Class A (1/31/93 through 1/31/03)                                72.24%
-------------------------------------------------------------------------------
Class B (1/31/93 through 1/31/03)                                64.30
-------------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                             60.11
-------------------------------------------------------------------------------
Class Y (Inception* through 1/31/03)                             45.90
-------------------------------------------------------------------------------
Class Z (1/31/93 through 1/31/03)                                78.08
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6,
  1992, respectively.



10 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


Value of $10,000 Invested in Class B Shares of the Smith Barney Diversified Strategic Income Fund
vs. Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------

                         January 1993 -- January 2003

                  [CHART]


                 Smith Barney
            Diversified Strategic
                 Income Fund           Lehman Brothers
              - Class B Shares      Aggregate Bond Index
            ---------------------   --------------------
Jan 1993          $10,000                 $10,000
Jul 1993           10,606                  10,548
Jul 1994           10,675                  10,558
Jul 1995           11,742                  11,626
Jul 1996           12,659                  12,269
Jul 1997           14,038                  13,590
Jul 1998           15,011                  14,659
Jul 1999           15,003                  15,023
Jul 2000           15,449                  15,920
Jul 2001           15,646                  17,941
Jul 2002           15,612                  19,293
Jan 2993           16,430                  20,267


+Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The Lehman Brothers Aggregate Bond Index is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


11 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            JANUARY 31, 2003


    FACE
   AMOUNT                                              SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 43.8%
U.S. Government Agencies and Obligations -- 43.8%
                       U.S. Treasury Notes:
$ 18,800,000            5.875% due 11/15/04 (a)                                                  $ 20,212,952
  12,520,000            7.875% due 11/15/04 (a)                                                    13,898,189
   4,500,000            3.250% due 8/15/07 (a)                                                      4,571,721
  50,000,000            4.375% due 8/15/12 (a)                                                     51,662,150
  27,800,000           Federal Home Loan Bank, 3.375% due 5/14/04 (a)                              28,472,399
                       Federal Home Loan Mortgage Corp. (FHLMC):
  10,452,910            6.500% due 12/1/31 (b)                                                     10,906,323
  59,000,000            6.500% due 2/1/33 (c)(d)                                                   61,525,908
                       Federal National Mortgage Association (FNMA):
   9,989,592            5.500% due 12/1/16 (b)                                                     10,352,666
  17,098,509            6.500% due 5/1/31 (a)(b)                                                   18,098,275
  35,482,279            7.500% due 3/1/32 (b)                                                      37,789,279
  18,650,073            7.000% due 5/1/32 (b)                                                      19,652,631
 111,553,232            6.000% due 6/1/32 (a)(b)                                                  115,967,380
  75,000,000            5.500% due 2/1/33 (c)(d)                                                   76,171,875
  40,000,000            6.000% due 2/1/33 (c)(d)                                                   41,362,480
  85,000,000            6.500% due 2/1/33 (c)(d)                                                   88,585,980
   5,000,000            7.000% due 2/1/33 (c)(d)                                                    5,267,190
  14,500,000           Freddie Mac, 5.000% due 5/15/04 (a)                                         15,156,372
                       Government National Mortgage Association (GNMA):
  10,513,912            7.500% due 9/15/31 (b)                                                     11,257,762
  53,345,055            6.500% due 3/15/32 (a)(b)                                                  56,083,358
  33,703,460            7.000% due 3/15/32 (a)(b)                                                  35,807,806
-------------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT SECTOR
                       (Cost -- $707,835,841)                                                     722,802,696
-------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING(e)                                 SECURITY                                     VALUE
-------------------------------------------------------------------------------------------------------------
HIGH-YIELD SECTOR -- 29.1%
CORPORATE BONDS AND NOTES -- 27.7%
Advertising -- 0.0%
     450,000 B+        R. H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (f)      497,250
-------------------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.2%
   1,620,000 B3*       Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875% due 5/15/09       1,672,650
   1,720,000 CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                             1,517,900
     440,000 B-        Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08                            458,700
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,649,250
-------------------------------------------------------------------------------------------------------------
Airline -- 0.3%
   1,525,000 B-        Air Canada, Sr. Notes, 10.250% due 3/15/11                                     718,656
                       Continental Airlines Inc., Pass-Through Certificates:
     607,349 BBB-       Series 00-2, Class C, 8.312% due 4/2/11                                       351,268
   1,475,000 BBB-       Series 99-2, Class C-2, 7.434% due 3/15/06                                    964,762
   2,025,000 BB-        Series D, 7.568% due 12/1/06                                                1,002,962
                       United Airlines Inc., Pass-Through Certificates:
     916,449 B+         Series 00-1, Class B, 8.030% due 7/1/11 (g)                                   312,339
   2,160,129 BB-        Series 00-2, Class B, 7.811% due 10/1/09 (g)                                  649,281

                      See Notes to Financial Statements.


12 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                        SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Airline -- 0.3% (continued)
$   440,000 Ba1*       Series 01-1, Class B, 6.932% due 9/1/11 (g)                                           $    184,888
    990,000 B-         Series 01-1, Class C, 6.831% due 9/1/08 (g)                                                301,822
    854,418 BBB+      US Airways Inc., Pass-Through Trust, Secured Notes, 8.360% due 1/20/19 (h)                  736,013
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,221,991
-------------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 0.4%
                      The AES Corp.:
  2,905,000 B-         Sr. Notes, 9.500% due 6/1/09                                                             1,989,925
    990,000 B-         Sr. Sub. Notes, 10.250% due 7/15/06                                                        559,350
  3,295,000 B+        Calpine Canada Energy Finance ULC, Sr. Sub. Notes, 8.500% due 5/1/01                      1,548,650
                      Calpine Corp., Sr. Notes:
    825,000 B+         8.750% due 7/15/07                                                                         391,875
  1,260,000 B+         8.625% due 8/15/10                                                                       2,663,400
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,153,200
-------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.4%
                      Levi Strauss & Co.:
    830,000 BB-        7.000% due 11/1/06                                                                         742,850
  3,210,000 BB-        Sr. Notes, 11.625% due 1/15/08                                                           3,169,875
    735,000 BBB-      Tommy Hilfiger USA Inc., Sr. Notes, 6.500% due 6/1/03                                       739,901
  1,240,000 B         Tropical Sportswear International Corp., Sr. Sub. Notes, Series A, 11.000% due 6/15/08    1,230,700
  1,055,000 B         William Carter Co., Sr. Sub. Notes, Series B, 10.875% due 8/15/11                         1,167,094
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,050,420
-------------------------------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.2%
                      The Gap Inc., Sr. Notes:
    275,000 BB+        5.625% due 5/1/03                                                                          276,719
    440,000 BB+        8.150% due 12/15/05                                                                        473,000
  1,200,000 BB+        10.550% due 12/15/08                                                                     1,329,000
  1,350,000 Caa1*     J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                             1,289,250
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,367,969
-------------------------------------------------------------------------------------------------------------------------
Auto Parts: OEM -- 0.3%
    580,000 BB        Arvin Capital Trust I, Jr. Sub. Notes, 9.500% due 2/1/27                                    568,205
                      Dana Corp.:
                       Notes:
  1,260,000 BB            6.500% due 3/1/09                                                                     1,105,650
  1,850,000 BB            9.000% due 8/15/11                                                                    1,789,875
    760,000 BB         Sr. Notes, 10.125% due 3/15/10                                                             765,700
    340,000 B-        Eagle-Picher Industries, Inc., Sr. Sub. Notes, 9.375% due 3/1/08                            253,300
    145,000 CCC       LDM Technologies Inc., Sr. Sub. Notes, Series B, 10.750% due 1/15/07                        116,725
    575,000 B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (f)                                     595,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,194,580
-------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
    845,000 BB-       The Pep Boys - Manny, Moe & Jack, Sr. Notes, 6.710% due 11/3/04                             831,269
-------------------------------------------------------------------------------------------------------------------------
Beverages/Non-alcoholic -- 0.1%
    730,000 B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11                                    777,450
-------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.6%
  3,188,000 B-        Emmis Communications Corp., Sr. Discount Notes, step bond to yield 12.487% due 3/15/11    2,630,100
  2,655,000 B         LIN Holdings Corp., Sr. Discount Notes, step bond to yield 13.793% due 3/1/08             2,781,112

                      See Notes to Financial Statements.


13 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                         SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.6% (continued)
                      Paxson Communications Corp.:
$ 1,290,000 B-         Sr. Sub. Discount Notes, step bond to yield 11.374% due 1/15/09                         $    877,200
    595,000 B-         Sr. Sub. Notes, 10.750% due 7/15/08                                                          597,975
  1,255,000 B         Sinclair Broadcast Group Inc., Sr. Sub. Notes, 8.750% due 12/15/11                          1,345,988
    765,000 B-        Spanish Broadcasting Systems Inc., Sr. Sub. Notes, 9.625% due 11/1/09                         793,688
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  9,026,063
---------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.2%
    370,000 B         Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12                                 394,050
  1,485,000 B-        Atrium Cos. Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09                              1,473,862
  1,475,000 B-        Brand Services Inc., Sr. Sub. Notes, 12.000% due 10/15/12 (f)                               1,596,687
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3,464,599
---------------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 2.2%
  2,280,000 NR        Adelphia Communications Corp., Sr. Discount Notes, Series B, zero coupon due 1/15/08 (i)      399,000
                      Charter Communications Holdings LLC:
                       Sr. Discount Notes:
 10,000,000 CCC-         Step bond to yield 11.706% due 1/15/10 (a)                                               3,750,000
  2,340,000 CCC-         Step bond to yield 11.649% due 1/15/11                                                     760,500
  3,375,000 CCC-         Step bond to yield 17.480% due 5/15/11                                                   1,130,625
  1,550,000 CCC-       Sr. Notes, 10.750% due 10/1/09                                                               751,750
                      CSC Holdings Inc.:
    585,000 BB-        Sr. Notes, Series B, 7.625% due 4/1/11                                                       561,600
  4,795,000 B+         Sr. Sub. Debentures, 10.500% due 5/15/16 (a)                                               4,962,825
  5,000,000 B+         Sr. Sub. Notes, 9.875% due 4/1/23 (a)                                                      4,825,000
                      EchoStar DBS Corp., Sr. Notes:
  2,930,000 B1*        10.375% due 10/1/07 (a)                                                                    3,149,750
  2,515,000 B+         9.125% due 1/15/09                                                                         2,665,900
  2,410,000 B+         9.375% due 2/1/09                                                                          2,542,550
  2,200,000 B-        Insight Communications Inc., Sr. Discount Notes, step bond to yield 12.185% due 2/15/11     1,386,000
  2,350,000 B+        Mediacom Communications Corp., Sr. Notes, 9.500% due 1/15/13                                2,267,750
                      Pegasus Communications Corp.:
    825,000 CCC-       Sr. Discount Notes, step bond to yield 18.184% due 3/1/07                                    350,625
                       Sr. Notes, Series B:
    150,000 CCC-         9.625% due 10/15/05                                                                        102,750
    600,000 CCC-         9.750% due 12/1/06                                                                         411,000
  3,800,000 Ba1*      Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15 (a)                      4,028,000
  2,475,000 BBB+      Time Warner, Inc., 6.625% due 5/15/29                                                       2,296,842
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 36,342,467
---------------------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 1.6%
  1,270,000 B         Alliance Gaming Corp., Sr. Sub. Notes, Series B, 10.000% due 8/1/07                         1,330,325
    850,000 B         Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09                                   911,625
  3,875,000 B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11 (a)                                    4,088,125
  1,100,000 B+        Horseshoe Gaming Holding Corp., Series B, 8.625% due 5/15/09                                1,166,000
                      Mandalay Resort Group:
  1,625,000 BB-        9.375% due 2/15/10                                                                         1,734,687
  1,725,000 BB-        Series B, 10.250% due 8/1/07                                                               1,871,625
    585,000 BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                                      570,375

                      See Notes to Financial Statements.


14 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 1.6% (continued)
                      MGM MIRAGE, Sr. Sub. Notes:
$   765,000 BB+        9.750% due 6/1/07 (a)                                                                $    836,719
  4,995,000 BB+        8.375% due 2/1/11                                                                       5,344,650
                      Park Place Entertainment Corp., Sr. Sub. Notes:
  1,150,000 BB+        8.875% due 9/15/08                                                                      1,221,875
  3,550,000 BB+        8.125% due 5/15/11                                                                      3,696,438
  1,505,000 B+        Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08                                1,572,725
  2,370,000 B-        Venetian Casino Resort, LLC, Second Mortgage Notes, 11.000% due 6/15/10                  2,470,725
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,815,894
------------------------------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 0.2%
  1,450,000 BB        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11                                 1,558,750
                      Terra Industries Inc.:
  1,995,000 B          Sr. Notes, Series B, 10.500% due 6/15/05                                                1,837,894
    135,000 BB-        Sr. Secured Notes, 12.875% due 10/15/08                                                   147,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,543,794
------------------------------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 0.4%
    625,000 BB+       FMC Corp., Series A, 6.750% due 5/5/05                                                     612,877
                      Huntsman International LLC:
    745,000 B          9.875% due 3/1/09                                                                         752,450
 14,760,000 B-         Sr. Discount Notes, zero coupon bond to yield 13.092% due 12/31/09                      3,468,600
  1,500,000 BB        Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12                                1,447,500
  1,815,000 CCC+      Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06                            1,089,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,370,427
------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.5%
    960,000 Ba2*      Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11                                          1,047,600
  1,445,000 B-        Avecia Group PLC, Sr. Unsub. Notes, 11.000% due 7/1/09                                   1,206,575
  1,435,000 BB-       ISP Chemco, Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11                           1,521,100
  1,620,000 B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09                     1,539,000
  1,750,000 BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                            1,894,375
    970,000 B-        OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11                                         645,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,853,700
------------------------------------------------------------------------------------------------------------------------
Coal -- 0.1%
  1,200,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                         1,314,000
------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs) -- 1.2%
  9,215,241 CCC       Airplanes Pass-Through Trust, Corporate Collateralized Mortgage Obligation, Series D,
                        10.875% due 3/15/12                                                                      276,457
  7,816,000 A         Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2,
                        2.553% due 8/25/32 (a)( j)                                                             7,633,520
  5,590,501 A-        Chase Commercial Mortgage Securities Corp., Series 2000-FL1A, Class D,
                        2.340% due 12/12/13 (a)(f)( j)                                                         5,589,628
  6,850,000 A2*       Merit Securities Corp., Series 11PA, Class B2,
                        2.849% due 9/28/32 (a)(f)( j)                                                          6,122,187
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,621,792
------------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.1%
  1,830,000 B-        Nortek Holdings Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11                       1,864,312
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
                      American Greetings Corp.:
$ 1,010,000 BBB-       Sr. Notes, 6.100% due 8/1/28                                   $    949,400
    595,000 BB+        Sr. Sub. Notes, 11.750% due 7/15/08                                 663,425
    325,000 B+        Central Garden & Pet Co., Sr. Sub. Notes, 9.125% due 2/1/13 (f)      336,375
    150,000 B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07               121,500
  1,340,000 BB-       Sola International Inc., Sr. Notes, 6.875% due 3/15/08             1,198,914
--------------------------------------------------------------------------------------------------
                                                                                         3,269,614
--------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.0%
  1,750,000 B2        Anchor Glass Container, Sr. Notes, 11.000% due 2/15/13 (f)         1,750,000
    800,000 B-        Berry Plastics Corp., 10.750% due 7/15/12                            852,000
  3,230,000 BB        Owens-Brockway, Inc., 8.875% due 2/15/09                           3,294,600
    525,000 B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05                  514,500
    520,000 B-        Packaged Ice Inc., Sr. Notes, Series B, 9.750% due 2/1/05            429,000
    220,000 B-        Pliant Corp., Sr. Sub. Notes, 13.000% due 6/1/10                     192,500
    425,000 B2*       Radnor Holdings Inc., Series B, 10.000% due 12/1/03                  372,938
  1,485,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (f)                    1,527,526
  4,255,000 B         Stone Container Corp., Sr. Notes, 11.500% due 8/15/06 (a)(f)       4,531,575
  1,695,000 Caa2*     Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due 9/1/03       1,279,725
  1,495,000 B-        Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10     1,345,500
--------------------------------------------------------------------------------------------------
                                                                                        16,089,864
--------------------------------------------------------------------------------------------------
Contract Drilling -- 0.1%
  1,600,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09            1,736,000
--------------------------------------------------------------------------------------------------
Department Stores -- 0.2%
  1,968,000 BBB-      J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12 (f)                2,086,080
  1,556,000 BB        Saks Inc., Notes, 9.875% due 10/1/11                               1,610,460
--------------------------------------------------------------------------------------------------
                                                                                         3,696,540
--------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.3%
                      Rite Aid Corp., Sr. Notes:
    750,000 B-         7.625% due 4/15/05                                                  690,000
  1,565,000 B-         7.125% due 1/15/07                                                1,338,075
  2,650,000 B-         11.250% due 7/1/08                                                2,517,500
--------------------------------------------------------------------------------------------------
                                                                                         4,545,575
--------------------------------------------------------------------------------------------------
Electric Utilities -- 0.3%
    475,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                           488,665
                      CMS Energy Corp., Sr. Notes:
  1,070,000 B+         7.625% due 11/15/04                                                 947,397
    840,000 B+         9.875% due 10/15/07                                                 756,815
  1,505,000 BB-       Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                835,275
  2,660,000 B-        Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10          2,407,300
--------------------------------------------------------------------------------------------------
                                                                                         5,435,452
--------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
    575,000 CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05                            462,875
  1,930,000 Baa2*     Thomas & Betts Corp., Sr. Notes, 6.625% due 5/7/08                 1,765,950
--------------------------------------------------------------------------------------------------
                                                                                         2,228,825
--------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


16 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                     SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.2%
$ 1,280,000 CCC       Remington Products Co. LLC, Sr. Sub. Notes, Series D, 11.000% due 5/15/06         $  1,113,600
                      Salton Inc., Sr. Sub. Notes:
    175,000 B          10.750% due 12/15/05                                                                  172,375
  1,325,000 B          12.250% due 4/15/08                                                                 1,318,375
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,604,350
--------------------------------------------------------------------------------------------------------------------
Electronics Distributors -- 0.1%
  1,910,000 BBB-      Arrow Electronic Inc., Sr. Debentures, 6.875% due 6/1/18                             1,730,622
--------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.1%
                      Case Corp., Notes:
    615,000 BB         7.250% due 8/1/05                                                                     516,932
    275,000 BB         7.250% due 1/15/16                                                                    198,437
    370,000 BB        Case Credit Corp., 6.750% due 10/21/07                                                 292,288
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,007,657
--------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.3%
                      Allied Waste North America Inc., Sr. Notes, Series B:
  2,260,000 BB-        8.500% due 12/1/08                                                                  2,305,200
  1,175,000 BB-        7.875% due 1/1/09                                                                   1,166,187
  1,560,000 B+         10.000% due 8/1/09                                                                  1,556,100
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,027,487
--------------------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 0.4%
  2,330,000 BBB-      Avis Group Holdings, Inc., Sr. Sub. Notes, 11.000% due 5/1/09                        2,592,125
  1,775,000 A3*       Ford Motor Credit Co., Notes, 7.250% due 10/25/11                                    1,693,137
  1,200,000 A2*       General Motors Acceptance Corp., 6.875% due 8/28/12                                  1,157,177
    880,000 B         Penhall International Inc., Sr. Notes, 12.000% due 8/1/06                              514,800
  1,430,000 B         Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07                                 1,351,350
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,308,589
--------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.3%
 12,380,500 NR        The FINOVA Group Inc., Notes, 7.500% due 11/15/09                                    4,549,834
--------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.2%
                      Aurora Foods Inc., Sr. Sub. Notes, Series B:
  1,195,000 CCC        9.875% due 2/15/07                                                                    460,075
  1,530,000 CCC        8.750% due 7/1/08                                                                     589,050
  1,190,000 B         Fleming Cos., Inc., Sr. Sub. Notes, Series D, 10.625% due 7/31/07                      600,950
  2,265,000 Ba2*      SC International Services Inc., Sr. Sub. Notes, Series B, 9.250% due 9/1/07          1,373,156
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,023,231
--------------------------------------------------------------------------------------------------------------------
Food Retail -- 0.1%
  1,230,000 B+        The Great Atlantic and Pacific Tea Co., 7.750% due 4/15/07                             919,425
--------------------------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 0.3%
    985,000 BB-       Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17                                       918,505
  1,000,000 B         Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12 (f)                             1,035,000
    745,000 B+        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                                     409,750
  1,460,000 B2*       Michael Foods, Sr. Sub. Notes, Series B, 11.750% due 4/1/11                          1,657,100
    590,000 Caa1*     Mrs. Fields' Original Cookies Inc., Sr. Sub. Notes, Series B, 10.125% due 12/1/04      333,350
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,353,705
--------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                    SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------------------------
Forest Products -- 0.2%
$ 2,975,000 Ba2*      Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                  $  3,242,750
    440,000 B+        Millar Western Forest Products, Sr. Notes, 9.875% due 5/15/08                       429,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,671,750
-----------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.0%
    500,000 B-        Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08                    472,500
    190,000 B-        Sealy Mattress Co., Series B, step bond to yield 9.335% due 12/15/07                194,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                          667,250
-----------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.6%
    735,000 BB        Beazer Homes USA Inc., Sr. Notes, 8.625% due 5/15/11                                771,750
    760,000 Ba2*      D.R. Horton, Inc., Sr. Sub. Notes, 9.375% due 3/15/11                               777,100
  1,285,000 BB-       KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                                       1,391,012
  1,225,000 BBB-      Lennar Corp., Sr. Notes, Series B, 9.950% due 5/1/10                              1,411,812
    925,000 Ba3*      Meritage Corp., Sr. Notes, 9.750% due 6/1/11                                        968,938
    540,000 BB+       The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                                599,400
  1,575,000 Ba2*      Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11                           1,665,563
                      Standard Pacific Corp.:
    955,000 BB         Sr. Notes, 8.500% due 4/1/09                                                       978,875
    740,000 Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12                                                 728,900
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,293,350
-----------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.2%
  2,750,000 BBB-      HCA Inc., Debentures, 8.360% due 4/15/24 (a)                                      3,087,155
  1,620,000 CC        Magellan Health Services, Inc., Sr. Sub. Notes, 9.000% due 2/15/08                  388,800
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,475,955
-----------------------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 0.8%
  1,300,000 B1*       Courtyard by Marriott II L.P., Sr. Secured Notes, Series B, 10.750% due 2/1/08    1,316,250
  3,000,000 BB-       FelCor Lodging L.P., 8.500% due 6/1/11                                            2,835,000
                      Hilton Hotels Corp., Sr. Notes:
  1,425,000 BBB-       7.950% due 4/15/07                                                               1,478,470
    550,000 BBB-       7.625% due 12/1/12                                                                 544,870
                      HMH Properties Inc., Sr. Notes:
  1,605,000 BB-        Series A, 7.875% due 8/1/05                                                      1,588,950
  1,775,000 BB-        Series C, 8.450% due 12/1/08                                                     1,717,313
  4,125,000 BBB-      Starwood Hotels & Resorts Worldwide, Inc., Notes, 7.875% due 5/1/12 (a)(f)        4,094,063
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,574,916
-----------------------------------------------------------------------------------------------------------------
Household/Personal Care -- 0.1%
    590,000 B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08                                            587,787
  1,180,000 B-        Revlon Consumer Products Corp., Sr. Secured Notes, 12.000% due 12/1/05            1,109,200
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,696,987
-----------------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.0%
                      Foamex International Inc.:
    745,000 B          Sr. Secured Notes, 10.750% due 4/1/09 (f)                                          525,225
    755,000 B-         Sr. Sub. Notes, 9.875% due 6/15/07                                                 268,025
-----------------------------------------------------------------------------------------------------------------
                                                                                                          793,250
-----------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



18 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                      SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 1.0%
                      American Tower Corp.:
$ 2,225,000 Caa1*      Sr. Notes, 9.375% due 2/1/09                                                      $  1,791,125
    900,000 B3*        Sr. Sub. Discount Notes, zero coupon bond to yield 12.250% due 8/1/08 (f)(k)           533,250
  1,500,000 BBB+      AT&T Corp., Sr. Notes, 7.300% due 11/15/11                                            1,613,292
                      Qwest Corp.:
  2,905,000 Ba3*       8.875% due 3/15/12 (f)                                                               3,021,200
  1,305,000 CCC+       14.000% due 12/15/14 (f)                                                             1,412,663
  3,125,000 Ba3*       Debentures, 6.875% due 9/15/33                                                       2,617,188
                      Sprint Capital Corp.:
  3,000,000 BBB-       Notes, 8.750% due 3/15/32                                                            2,760,000
  4,425,000 BBB-       Sr. Notes, 6.875% due 11/15/28                                                       3,451,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                           17,200,218
---------------------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.0%
    740,000 CCC+      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                  418,100
---------------------------------------------------------------------------------------------------------------------
Medical/Hospitals -- 0.2%
  1,050,000 BBB-      Tenet HealthCare Corp., Sr. Notes, 5.375% due 11/15/06                                1,018,500
  2,075,000 B3*       Vanguard Health Systems, Inc., Sr. Sub. Notes, 9.750% due 8/1/11                      2,028,313
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,046,813
---------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.1%
    695,000 B2*       Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10                          663,725
  1,785,000 B+        Per-Se Technologies Inc., Sr. Notes, Series B, 9.500% due 2/15/05                     1,785,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,448,725
---------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
  1,275,000 B-        Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due 6/15/09                          1,345,125
  2,200,000 B-        InSight Heath Services Corp., Series B, 9.875% due 11/1/11                            2,139,500
  1,630,000 B-        Universal Hospital Services, Inc., Sr. Notes, 10.250% due 3/1/08                      1,564,800
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,049,425
---------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.3%
  3,875,000 B         Iron Mountain, Inc., Sr. Sub. Notes, 8.625% due 4/1/13 (a)                            4,117,187
  1,015,000 BB-       Mail-Well, Inc., Sr. Sub. Notes, 9.625% due 3/15/12                                     923,650
    705,000 Ca*       Outsourcing Solutions Inc., Sr. Sub. Notes, Series B, 11.000% due 11/1/06 (i)            10,575
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,051,412
---------------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.2%
  1,080,000 CCC+      Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                                      831,600
  2,255,000 CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                         1,479,844
  1,175,000 CCC+      WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                                   370,125
    480,000 BB-       Wolverine Tube Inc., Sr. Notes, 10.500% due 4/1/09                                      492,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,173,569
---------------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 0.5%
                      AMC Entertainment Inc., Sr. Sub. Notes:
  2,455,000 CCC+       9.500% due 3/15/09                                                                   2,356,800
  1,225,000 CCC+       9.500% due 2/1/11                                                                    1,176,000
  4,270,000 B         Premier Parks, Inc., Sr. Discount Notes, step bond to yield 10.590% due 4/1/08 (a)    4,120,550
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,653,350
---------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


19 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                 SECURITY                                    VALUE
-----------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.2%
$ 1,170,000 BB-       El Paso Energy Partners L.P., Sr. Sub. Notes, 8.500% due 6/1/11 (f)      $  1,152,450
  1,495,000 BB-       Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series B,
                        10.375% due 6/1/09                                                        1,539,850
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,692,300
-----------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 0.8%
    435,000 B         Denbury Management Inc., Sr. Sub. Notes, 9.000% due 3/1/08                    454,575
    910,000 B         The Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08      944,125
  1,500,000 B+        Magnum Hunter Resources Inc., Sr. Notes, 9.600% due 3/15/12                 1,612,500
  1,195,000 B         Nuevo Energy Corp., Sr. Sub. Notes, Series B, 9.500% due 6/1/08             1,242,800
    725,000 BB+       Ocean Energy Inc., Sr. Sub. Notes, Series B, 8.375% due 7/1/08                765,781
    760,000 B         Plains Exploration & Production Co., Sr. Sub. Notes, 8.750% due 7/1/12        798,000
                      Pogo Producing Co., Sr. Sub. Notes, Series B:
    290,000 BB         10.375% due 2/15/09                                                          315,375
    435,000 BB         8.250% due 4/15/11                                                           467,625
    795,000 B-        Range Resources Corp., Sr. Sub. Notes, 8.750% due 1/15/07                     806,925
  1,410,000 B+        Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07                      1,466,400
    590,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                           587,050
                      Vintage Petroleum:
  1,015,000 BB-        Sr. Notes, 8.250% due 5/1/12                                               1,075,900
                       Sr. Sub. Notes:
    855,000 B1*          9.750% due 6/30/09                                                         902,025
    375,000 B1*          7.875% due 5/15/11                                                         375,000
    625,000 Ba3*      Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11 (f)              662,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 12,476,581
-----------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.1%
    884,000 AAA       Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08                   1,090,844
  1,265,000 B         Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12                     828,575
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,919,419
-----------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.4%
    150,000 B-        Argo-Tech Corp., Sr. Sub. Notes, 8.625% due 10/1/07                           117,750
  1,850,000 BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07     1,637,250
  1,385,000 B         Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10                        1,530,425
    580,000 B+        NMGH Holding Co., 10.000% due 5/15/09                                         597,400
    725,000 BB-       Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due 5/15/11             750,375
  1,025,000 B         Terex Corp., Sr. Sub. Notes, Series B, 10.375% due 4/1/11                     986,563
    440,000 B         Trico Marine Services Inc., Sr. Notes, 8.875% due 5/15/12                     396,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,015,763
-----------------------------------------------------------------------------------------------------------
Other Consumer Services -- 0.3%
                      Service Corp. International:
  1,025,000 BB-        Debentures, 7.875% due 2/1/13                                                950,688
                       Sr. Notes:
  1,290,000 BB-          6.875% due 10/1/07                                                       1,215,825
  1,590,000 BB-          6.500% due 3/15/08                                                       1,478,700
  1,715,000 B+        Stewart Enterprises Inc., Sr. Sub. Notes, 10.750% due 7/1/08                1,916,513
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,561,726
-----------------------------------------------------------------------------------------------------------
Other Metals/Minerals -- 0.1%
  1,610,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                            1,696,521
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

20 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                      SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.1%
$ 1,515,000 Ba1*      Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due 1/1/46                 $  1,189,013
    890,000 BB+       PXRE Capital Trust I, 8.850% due 2/1/27                                                  709,618
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,898,631
----------------------------------------------------------------------------------------------------------------------
Publishing: Books/Magazines -- 0.1%
  1,465,000 B         Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                                    1,530,925
    825,000 B         Yell Finance B.V., Sr. Discount Notes, step bond to yield 12.263% due 8/1/11             612,563
----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,143,488
----------------------------------------------------------------------------------------------------------------------
Publishing/Newspapers -- 0.3%
    975,000 B         Dex Media East, LLC, Sr. Sub. Notes, 12.125% due 11/15/12 (f)                          1,079,812
    745,000 B+        Garden State Newspapers, Sr. Sub. Notes, Series B, 8.750% due 10/1/09                    771,075
  3,356,575 B-        Hollinger Participation Trust, Sr. Notes, payment-in-kind, 12.125% due 11/15/10 (f)    3,306,226
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,157,113
----------------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.4%
                      Buckeye Technologies Inc., Sr. Sub. Notes:
    770,000 B+         9.250% due 9/15/08                                                                      669,900
  2,025,000 B+         8.000% due 10/15/10                                                                   1,630,125
  3,940,000 BB+       Tembec Industries, Inc., Sr. Notes, 8.500% due 2/1/11                                  3,949,850
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,249,875
----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.2%
  2,555,000 BB-       Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07                                      2,542,225
----------------------------------------------------------------------------------------------------------------------
Recreational Products -- 0.1%
  1,600,000 B-        Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due 4/1/12                        1,584,000
----------------------------------------------------------------------------------------------------------------------
Restaurants -- 0.2%
    740,000 CCC+      Advantica Restaurant Group, Sr. Notes, 11.250% due 1/15/08                               580,900
    440,000 B-        American Restaurant Group Inc., Sr. Secured Notes, Series D, 11.500% due 11/1/06         310,200
    595,000 CCC+      CKE Restaurants Inc., Sr. Sub. Notes, 9.125% due 5/1/09                                  545,169
    380,000 B-        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07                                 378,100
    440,000 B+        Perkins Family Restaurants, L.P., Sr. Notes, Series B, 10.125% due 12/15/07              398,750
  1,175,000 B+        Sbarro Inc., Sr. Sub. Notes, 11.000% due 9/15/09                                       1,092,750
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,305,869
----------------------------------------------------------------------------------------------------------------------
Savings Banks -- 0.2%
                      Ocwen Capital Trust:
    794,000 B1*        11.875% due 10/1/03                                                                     810,873
  3,920,000 B3*        Jr. Sub. Notes, 10.875% due 8/1/27                                                    3,155,600
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,966,473
----------------------------------------------------------------------------------------------------------------------
Sovereign Debt -- 4.5%
                      Federal Republic of Brazil:
  3,050,000 B+         11.500% due 3/12/08                                                                   2,447,625
  6,450,000 B+         12.000% due 4/15/10 (a)                                                               4,998,750
  4,050,000 B+         12.250% due 3/6/30                                                                    2,916,000
                       Unsub. Notes:
  7,300,000 B+           11.250% due 7/26/07 (a)                                                             5,913,000
  4,200,000 B+           14.500% due 10/15/09 (a)                                                            3,675,000
                      Republic of Bulgaria, Series A:
  2,804,762 BB         2.688% due 7/28/12 ( j)                                                               2,724,125
    450,000 BB         2.188% due 7/28/24 ( j)                                                                 439,312

                      See Notes to Financial Statements.


21 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                       SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------------------
Sovereign Debt -- 4.5% (continued)
                      Republic of Colombia:
$   325,000 BB         10.000% due 1/23/12                                                                 $    314,681
    360,000 BB         11.750% due 2/25/20                                                                      365,400
  3,775,000 BB         Unsub. Notes, 7.625% due 2/15/07                                                       3,586,250
  9,025,000 CCC+      Republic of Ecuador, Series REGS, 6.000% due 8/15/30 (a)                                4,309,437
                      Republic of Panama:
  1,400,000 Ba1*       9.625% due 2/8/11                                                                      1,543,500
  1,235,173 Ba1*       Series 18 Years, 5.000% due 7/17/14 ( j)                                               1,099,551
    572,715 Ba1*       Series 20 Years, 2.750% due 7/17/16 ( j)                                                 463,899
                      Republic of Peru, Series 20 Years:
  1,500,000 BB-        4.000% due 3/7/17 ( j)                                                                 1,074,375
    666,400 BB-        4.500% due 3/7/17 ( j)                                                                   521,458
                      Republic of the Philippines:
    550,000 BB+        8.375% due 3/12/09                                                                       554,125
  2,500,000 BB+        9.875% due 1/15/19                                                                     2,468,750
                      Republic of Turkey:
  2,050,000 B1*        11.500% due 1/23/12                                                                    2,085,875
  1,800,000 B1*        Sr. Unsub. Notes, 11.875% due 1/15/30                                                  1,863,000
  3,375,000 B-        Republic of Uruguay, 7.625% due 1/20/12                                                 1,881,563
                      Russian Federation, Unsub. Notes, Series REGS:
  2,900,000 BB         12.750% due 6/24/28                                                                    3,976,625
 11,250,000 BB         5.000% due 3/31/30 (a)                                                                 9,225,000
                      United Mexican States:
  2,000,000 Baa2*      8.375% due 1/14/11                                                                     2,230,000
 11,100,000 Baa2*      Series A, 8.000% due 9/24/22 (a)                                                      11,177,700
  2,050,000 AAA        Series B, 6.250% due 12/31/19                                                          2,033,344
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             73,888,345
-----------------------------------------------------------------------------------------------------------------------
Stores - Specialty -- 0.2%
    500,000 B         Advance Stores Co., Sr. Sub. Notes, Series B, 10.250% due 4/15/08                         530,000
  1,170,000 B-        Jo-Ann Stores Inc., Sr. Sub. Notes, 10.375% due 5/1/07                                  1,257,750
    485,000 B-        Petro Stopping Centers L.P., Sr. Notes, 10.500% due 2/1/07                                463,781
    445,000 B         Von Hoffman Corp., Sr. Notes, 10.250% due 3/15/09                                         422,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,674,281
-----------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
    855,000 B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09                                         816,525
    795,000 B         Northern Telecom Capital Corp., Sr. Notes, 7.875% due 6/15/26                             584,325
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,400,850
-----------------------------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.1%
  1,780,000 D         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 15.233% due 2/1/10 (i)          178
  3,265,000 NR        Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due 3/15/07 (i)                        734,625
  1,650,000 B         Nortel Networks Ltd., Notes, 6.875% due 9/1/23                                          1,212,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,947,553
-----------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
  1,723,000 BB+       Standard Commercial Corp., Sr. Notes, 8.875% due 8/1/05                                 1,774,690
-----------------------------------------------------------------------------------------------------------------------
Transportation -- 0.0%
    835,000 Baa2*     Windsor Petroleum Transportation Corp., Notes, 7.840% due 1/15/21 (f )                    689,961
-----------------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



22 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT    RATING(e)                                        SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.3%
$ 1,275,000 CCC+      Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                              $    924,375
  3,200,000 Baa1*     Ford Motor Co., Notes, 7.450% due 7/16/31                                                  2,715,021
  1,025,000 BB-       Navistar International Corp., Sr. Sub. Notes, Series B, 9.375% due 6/1/06                  1,012,187
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,651,583
--------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 1.1%
  1,805,000 Caa2*     AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to yield 12.876% to 10/1/09            153,425
  1,285,000 CCC-      Alamosa PCS Holdings, Inc., Sr. Discount Notes, step bond to yield 17.473% due 2/15/10       257,000
                      AT&T Wireless Services, Inc., Sr. Notes:
  2,000,000 BBB        8.125% due 5/1/12 (a)                                                                     2,084,054
  3,075,000 BBB        8.750% due 3/1/31                                                                         3,185,088
                      Crown Castle International Corp.:
  1,040,000 B3*        Sr. Discount Notes, step bond to yield 10.453% due 5/15/11                                  728,000
                       Sr. Notes:
  1,725,000 B3*          9.000% due 5/15/11                                                                      1,371,375
  1,535,000 B3*          10.750% due 8/1/11                                                                      1,320,100
  1,560,000 B3*       Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due 12/15/08                        1,287,000
    825,000 CCC-      Horizon PCS, Inc., Sr. Discount Notes, step bond to yield 14.517% due 10/1/10                 37,125
  6,090,000 B         Nextel Communications, Inc., Sr. Discount Notes, step bond to yield 10.688% due 2/15/08    5,998,650
  1,235,000 CCC+      Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09                                     1,167,075
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,588,892
--------------------------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $482,043,634)                                                                   457,528,406
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.8%
Contract Drilling -- 0.0%
    230,000 B-        Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04                                           216,775
--------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.2%
  2,325,000 Ba2*      Celestica Inc., Sr. Sub. Notes, zero coupon bond to yield 11.379% due 8/1/20               1,095,656
  4,130,000 B1*       Sanmina-SCI Corp., Sr. Notes, zero coupon bond to yield 10.674% due 9/12/20                1,770,738
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,866,394
--------------------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.1%
  1,825,000 B3*       Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07                                    1,095,000
--------------------------------------------------------------------------------------------------------------------------
Human Resources -- 0.1%
  1,610,000 Ba3*      Interim Services Inc., Sub. Notes, 4.500% due 6/1/05                                       1,461,075
--------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
  2,225,000 B         Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due 5/15/09                            2,266,719
--------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.3%
  2,620,000 Ba3*      LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05                                             2,390,750
  2,200,000 NR        TriQuint Semiconductor Inc., Sub. Notes, 4.000% due 3/1/07                                 1,773,750
  2,050,000 B3*       Vitesse Semiconductor Corp., Sr. Sub. Notes, 4.000% due 3/15/05                            1,719,438
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,883,938
--------------------------------------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE CORPORATE NOTES
                      (Cost -- $13,369,040)                                                                     13,789,901
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


23 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



   FACE
  AMOUNT                                          SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS+ -- 0.5%
Corporate Debt -- 0.3%
$4,160,000 Xerox Corp., 6.340% due 4/30/05 (Merrill Lynch & Co., Inc., Lehman Brothers Inc. and
             Goldman Sachs & Co. Inc.) (a)                                                         $4,014,400
-------------------------------------------------------------------------------------------------------------
Sovereign Debt -- 0.2%
 2,769,231 Kingdom of Morocco, Series A, 2.562% due 1/2/09 (CS First Boston Corp.) ( j)             2,561,538
 1,350,000 People's Democratic Republic of Algeria, 2.625% due 9/4/06 (CS First Boston Corp.) ( j)  1,289,250
-------------------------------------------------------------------------------------------------------------
                                                                                                    3,850,788
-------------------------------------------------------------------------------------------------------------
           TOTAL LOAN PARTICIPATIONS
           (Cost -- $7,603,567)                                                                     7,865,188
-------------------------------------------------------------------------------------------------------------

  SHARES                                          SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK++ -- 0.0%
Foods - Major Diversified -- 0.0%
    24,971 Aurora Foods Inc.                                                                           12,485
-------------------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
     3,736 McLeodUSA Inc.                                                                               2,503
     4,138 NTL Inc.                                                                                    57,808
    19,250 Pagemart Nationwide Inc.                                                                       193
    78,123 Song Networks Holdings, ADR                                                                  1,172
-------------------------------------------------------------------------------------------------------------
                                                                                                       61,676
-------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
    18,605 Crown Castle International Corp.                                                            73,489
-------------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $871,100)                                                                         147,650
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
Aerospace and Defense -- 0.0%
     1,650 Northrop Grumman Corp., Equity Security Units, 7.250% due 11/16/04                         171,352
-------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
     4,300 Motorola Inc., Equity Security Units, 7.000% due 11/16/04                                  131,365
-------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
     1,175 Broadwing Communications, Inc., 12.500%                                                     58,750
-------------------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
     5,500 Global Crossing Holdings Ltd., 6.750% due 4/15/12 (i)                                           55
         6 NTL Europe Inc., 10.000% due 1/10/23++                                                          19
-------------------------------------------------------------------------------------------------------------
                                                                                                           74
-------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
    18,000 Crown Castle International Corp., 6.250%                                                   445,500
     1,569 Dobson Communications Corp., payment-in-kind, 13.000%                                       92,196
-------------------------------------------------------------------------------------------------------------
                                                                                                      537,696
-------------------------------------------------------------------------------------------------------------
           TOTAL PREFERRED STOCK
           (Cost -- $3,019,442)                                                                       899,237
-------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


24 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


   WARRANTS                               SECURITY                               VALUE
--------------------------------------------------------------------------------------------
WARRANTS++ -- 0.0%
Broadcasting -- 0.0%
    12,325      UIH Australia, Expire 5/15/06                                 $        123
------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
     1,865      Merrill Corp., Expire 5/1/09                                           186
------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
       220      Pliant Corp., Expire 6/1/10                                            248
------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
     2,095      Cybernet Internet Services International, Inc., Expire 7/1/09            3
     8,430      WAM!NET Inc., Expire 3/1/05                                             84
------------------------------------------------------------------------------------------
                                                                                        87
------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
     1,780      GT Group Telecom Inc., Expire 2/1/10                                 1,557
    42,090      Pagemart Inc., Expire 12/31/03                                         421
     7,800      RSL Communications Ltd., Expire 11/15/06                             1,097
------------------------------------------------------------------------------------------
                                                                                     3,075
------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
     1,185      Horizon PCS Inc., Expire 10/1/10                                        59
     5,000      Iridium World Communications Ltd., Expire 7/15/05                       50
     1,000      IWO Holdings Inc., Expire 1/15/11                                       10
------------------------------------------------------------------------------------------
                                                                                       119
------------------------------------------------------------------------------------------
                TOTAL WARRANTS
                (Cost -- $365,075)                                                   3,838
------------------------------------------------------------------------------------------
                TOTAL HIGH-YIELD SECTOR
                (Cost -- $507,271,858)                                         480,234,220
------------------------------------------------------------------------------------------
     FACE
   AMOUNT#                                SECURITY                               VALUE
--------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 8.1%
BONDS -- 8.1%
Canada -- 0.8%
20,000,000      Canada Government, 5.000% due 9/1/04 (a)                        13,424,607
------------------------------------------------------------------------------------------
Denmark -- 1.4%
                Kingdom of Denmark:
75,000,000       5.000% due 8/15/05 (a)                                         11,329,131
75,000,000       4.000% due 8/15/08 (a)                                         11,003,778
------------------------------------------------------------------------------------------
                                                                                22,332,909
------------------------------------------------------------------------------------------
Germany -- 1.5%
15,000,000/EUR/ Bundesobligation, 5.000% due 8/19/05 (a)                        16,954,423
 7,500,000/EUR/ Landeskredit Bank Baden-Wuerttemberg, 4.625% due 7/29/05         8,377,664
------------------------------------------------------------------------------------------
                                                                                25,332,087
------------------------------------------------------------------------------------------
Greece -- 0.4%
 6,700,000/EUR/ Hellenic Republic, 3.500% due 4/18/08                            7,199,783
------------------------------------------------------------------------------------------


25 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

                      See Notes to Financial Statements.

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



      FACE
    AMOUNT#                                     SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
Luxemburg -- 0.4%
  6,500,000/EUR/ Landesbank Hessen-Thueringen Girozentrale, Series E, 3.500% due 2/14/08 $    6,960,431
-------------------------------------------------------------------------------------------------------
Mexico -- 0.0%
  2,000,000      United Mexican States -- Value Recovery Rights, Expire 6/30/03                  12,500
-------------------------------------------------------------------------------------------------------
New Zealand -- 0.7%
 20,000,000      New Zealand Government, 6.500% due 2/15/05 (a)                              11,098,321
-------------------------------------------------------------------------------------------------------
Supernational -- 1.0%
 10,000,000/GBP/ Nordic Investment Bank, 6.000% due 8/10/04 (a)                              16,956,957
-------------------------------------------------------------------------------------------------------
Sweden -- 1.2%
175,000,000      Swedish Government, 3.500% due 4/20/06 (a)                                  20,112,272
-------------------------------------------------------------------------------------------------------
United Kingdom -- 0.7%
  2,925,000/EUR/ COLT Telecom Group PLC, 2.000% due 4/3/07 (f)                                1,567,605
  7,500,000      Freddie Mac, 5.250% due 1/15/06                                              8,548,664
  1,260,000/EUR/ Telewest Communication PLC, 5.250% due 2/19/07 (f)                             394,265
-------------------------------------------------------------------------------------------------------
                                                                                             10,510,534
-------------------------------------------------------------------------------------------------------
                 TOTAL BONDS
                 (Cost -- $123,129,550)                                                     133,940,401
-------------------------------------------------------------------------------------------------------

    WARRANTS                                    SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------------
WARRANTS++ -- 0.0%
United Kingdom -- 0.0%
        250      Jazztel PLC, Expire 7/15/10 (Cost -- $0)                                             0
-------------------------------------------------------------------------------------------------------
                 TOTAL INTERNATIONAL SECTOR
                 (Cost -- $123,129,550)                                                     133,940,401
-------------------------------------------------------------------------------------------------------
                 SUB-TOTAL INVESTMENTS
                 (Cost -- $1,338,237,249)                                                 1,336,977,317
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


26 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003



    FACE
   AMOUNT                                          SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 19.0%
$312,878,000 UBS PaineWebber Inc., 1.280% due 2/2/03; Proceeds at maturity -- $312,911,374;
               (Fully collateralized by U.S. Treasury Inflation Index Notes and Bonds, 3.875% due
               1/15/09 to 4/15/29; Market value -- $319,138,198) (Cost -- $312,878,000)           $  312,878,000
----------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,651,115,249**)                                                           $1,649,855,317
----------------------------------------------------------------------------------------------------------------

(a)All or a portion of this security has been segregated for TBAs, open forward foreign currency and/or futures contracts commitments.
(b)Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c)Security is traded on a "to-be-announced" ("TBA") basis (See Note 9).
(d)Mortgage dollar roll (See Note 10).
(e)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), are rated by Moody's Investors Service.
(f )Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)On December 9, 2002, the company filed for bankruptcy.
(h)On August 11, 2002, the company filed for bankruptcy.
(i)Security is currently in default.
( j)Variable rate security -- rate resets periodically.
(k)Security has been issued with attached warrants.
 +Participation interest was acquired through the financial institutions indicated parenthetically.
 ++Non-income producing security.
 #Face amount represents local currency, unless otherwise indicated. **Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ADR -- American Depository Receipt.
  EUR -- Euro.
  GBP -- British Pound.


  See pages 28 and 29 for definitions of ratings.


                      See Notes to Financial Statements.


27 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating classification from "A" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.


28 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

Caa          -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.


29 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                JANUARY 31, 2003


ASSETS:
   Investments, at value (Cost -- $1,338,237,249)                                        $1,336,977,317
   Repurchase agreement, at value (Cost -- $312,878,000)                                    312,878,000
   Cash                                                                                             134
   Dividends and interest receivable                                                         18,434,219
   Receivable for securities sold                                                             6,506,914
   Receivable for Fund shares sold                                                            1,470,529
   Receivable for open forward foreign currency contracts (Note 6)                              442,538
   Receivable from broker -- variation margin                                                    31,571
-------------------------------------------------------------------------------------------------------
   Total Assets                                                                           1,676,741,222
-------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                         290,382,003
   Dividends payable                                                                          3,225,181
   Payable for open forward foreign currency contracts (Note 6)                               2,647,875
   Payable for Fund shares purchased                                                            919,739
   Investment advisory fee payable                                                              499,518
   Distribution fees payable                                                                    435,378
   Administration fee payable                                                                   222,008
   Accrued expenses                                                                             722,603
-------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                        299,054,305
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $1,377,686,917
-------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                            $      212,600
   Capital paid in excess of par value                                                    1,793,938,021
   Overdistributed net investment income                                                    (46,720,252)
   Accumulated net realized loss from security transactions                                (368,862,075)
   Net unrealized depreciation of investments, futures contracts and foreign currencies        (881,377)
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                         $1,377,686,917
-------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                   92,158,599
-----------------------------------------------------------------------------------------
   Class B                                                                                   74,953,382
-----------------------------------------------------------------------------------------
   Class L                                                                                   20,944,109
-----------------------------------------------------------------------------------------
   Class Y                                                                                   20,057,010
-----------------------------------------------------------------------------------------
   Class Z                                                                                    4,486,847
-----------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                 $6.47
-----------------------------------------------------------------------------------------
   Class B *                                                                                      $6.50
-----------------------------------------------------------------------------------------
   Class L **                                                                                     $6.48
-----------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                                 $6.47
-----------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                                 $6.48
-----------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                              $6.77
-----------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                              $6.55
-------------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


               30 Smith Barney Diversified Strategic Income Fund
                   | 2003 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JANUARY 31, 2003



INVESTMENT INCOME:
   Interest                                                           $ 48,866,908
   Dividends                                                                48,959
-----------------------------------------------------------------------------------
   Total Investment Income                                              48,915,867
-----------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                      3,202,567
   Distribution fees (Note 2)                                            3,189,220
   Administration fee (Note 2)                                           1,423,363
   Shareholder servicing fees                                              605,498
   Custody                                                                 157,593
   Shareholder communications                                              117,024
   Audit and legal                                                          92,357
   Trustees' fees                                                           12,086
   Other                                                                    54,825
-----------------------------------------------------------------------------------
   Total Expenses                                                        8,854,533
-----------------------------------------------------------------------------------
Net Investment Income                                                   40,061,334
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 4 AND 6):
   Realized Gain From:
     Security transactions (excluding short-term securities)             4,725,672
     Foreign currency transactions                                       8,162,362
-----------------------------------------------------------------------------------
   Net Realized Gain                                                    12,888,034
-----------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions                                              31,230,290
     Foreign currency transactions                                     (11,322,002)
-----------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                              19,908,288
-----------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts and Foreign Currencies       32,796,322
-----------------------------------------------------------------------------------
Increase in Assets From Operations                                    $ 72,857,656
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


31 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                        2003            2002
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $   40,061,334  $   96,857,227
   Net realized gain (loss)                                            12,888,034    (155,875,654)
   Decrease in net unrealized depreciation                             19,908,288      62,832,641
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              72,857,656       3,814,214
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (41,498,009)    (87,402,838)
   Capital                                                                     --     (18,150,692)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (41,498,009)   (105,553,530)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
   Net proceeds from sales                                             78,084,496     306,993,655
   Net asset value of shares issued for reinvestment of dividends      21,501,302      54,148,795
   Cost of shares reacquired                                         (216,843,267)   (525,245,454)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions               (117,257,469)   (164,103,004)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (85,897,822)   (265,842,320)
NET ASSETS:
   Beginning of period                                              1,463,584,739   1,729,427,059
-------------------------------------------------------------------------------------------------
   End of period*                                                  $1,377,686,917  $1,463,584,739
-------------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                 $(46,720,252)   $(53,445,939)
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


32 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; ( j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and ( l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

33 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM, an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SBFM pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citigroup Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the account size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended January 31, 2003, the Fund paid transfer agent fees of $448,174 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2003, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charge of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2003, SSB and its affiliates received sales charges of approximately $218,000 and $40,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates for the six months ended January 31, 2003 were approximately:

                                                                Class B  Class L
--------------------------------------------------------------------------------
CDSCs                                                           $392,000 $7,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                                                    Class A   Class B   Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                              $759,966 $1,931,944 $497,310
--------------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

34 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

3. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                        $1,931,680,965
-------------------------------------------------------------------------------
Sales                                                             1,949,137,220
-------------------------------------------------------------------------------

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 59,173,947
Gross unrealized depreciation                                     (60,433,879)
------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (1,259,932)
------------------------------------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2003, the Fund had the following open futures contracts:

                       # of                  Basis        Market    Unrealized
                     Contracts Expiration    Value        Value        Gain
 -----------------------------------------------------------------------------
 Contracts to Buy:
 U.S. Treasury Notes   1,014      3/03    $112,769,848 $115,051,391 $2,281,543
 -----------------------------------------------------------------------------

5. Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


35 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

6. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At January 31, 2003, the Fund had forward foreign currency contracts open as described below. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                 Local       Market    Settlement Unrealized
Foreign Currency                                                Currency     Value        Date    Gain (Loss)
--------------------------------------------------------------------------------------------------------------
To Buy:
British Pound                                                   10,340,000 $16,986,538  2/18/03   $   442,538
--------------------------------------------------------------------------------------------------------------
To Sell:
British Pound                                                   21,000,000  34,498,772  2/18/03    (1,003,772)
Canadian Dollar                                                 21,000,000  13,733,546  2/18/03      (133,038)
Danish Krone                                                   156,500,000  22,589,585  2/18/03      (431,715)
Euro                                                            31,810,000  34,136,165  2/18/03      (674,045)
New Zealand Dollar                                              20,900,000  11,350,042  2/18/03      (168,541)
Swedish Krona                                                  175,000,000  20,290,393  2/18/03      (236,764)
--------------------------------------------------------------------------------------------------------------
                                                                                                   (2,647,875)
--------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts                                    $(2,205,337)
--------------------------------------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 2003, the Fund did not enter into any reverse repurchase agreements.


36 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2003, the Fund held TBA securities with a total cost of $272,163,594.

10.Mortgage Dollar Rolls

The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At January 31, 2003, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $272,704,760 for a scheduled settlement on February 13, 2003.

11.Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2003, the Fund did not have any securities on loan.

12.Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity or a corporate borrower and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At January 31, 2003, the Fund held loan participations with a total cost of $7,603,567.


37 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

13.Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $324,744,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                                   2008        2009         2010
----------------------------------------------------------------------------------------------------
Carryforward Amounts                                           $104,877,000 $98,977,000 $120,890,000
---------------------------------------------------------------------------------------------------

14.Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                               Six Months Ended               Year Ended
                               January 31, 2003              July 31, 2002
                          -------------------------   --------------------------
                             Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold                 5,850,302   $ 37,139,196   28,041,696  $ 185,229,133
Shares issued on            1,639,187
 reinvestment                             10,416,276    3,709,372     24,265,119
Shares reacquired         (12,221,255)   (77,725,216) (25,670,633)  (168,326,569)
-------------------------------------------------------------------------------
Net Increase (Decrease)    (4,731,766)  $(30,169,744)   6,080,435  $  41,167,683
-------------------------------------------------------------------------------
Class B
Shares sold                 2,964,734   $ 18,977,709   11,113,335  $  73,472,064
Shares issued on            1,184,808
 reinvestment                              7,564,899    3,295,628     21,684,866
Shares reacquired         (15,156,764)   (96,737,758) (45,247,970)  (299,029,586)
-------------------------------------------------------------------------------
Net Decrease              (11,007,222)  $(70,195,150) (30,839,007) $(203,872,656)
-------------------------------------------------------------------------------
Class L
Shares sold                 1,648,031   $ 10,522,564    5,270,391  $  34,759,235
Shares issued on              402,498
 reinvestment                              2,563,906      940,040      6,166,297
Shares reacquired          (4,132,830)   (26,363,748)  (5,876,947)   (38,616,723)
-------------------------------------------------------------------------------
Net Increase (Decrease)    (2,082,301)  $(13,277,278)     333,484  $   2,308,809
-------------------------------------------------------------------------------
Class Y
Shares sold                   707,461   $  4,514,980      607,310  $   3,986,062
Shares issued on               11,577
reinvestment                                  73,681           --             --
Shares reacquired          (1,260,033)    (7,960,263)  (1,677,835)   (10,861,418)
-------------------------------------------------------------------------------
Net Decrease                 (540,995)  $ (3,371,602) (1,070,525)  $  (6,875,356)
-------------------------------------------------------------------------------
Class Z
Shares sold                 1,090,185   $  6,930,047    1,454,465  $   9,547,161
Shares issued on              138,614
 reinvestment                                882,540      310,359      2,032,513
Shares reacquired          (1,270,452)    (8,056,282)  (1,289,253)    (8,411,158)
-------------------------------------------------------------------------------
Net Increase (Decrease)       (41,653)  $   (243,695)     475,571  $   3,168,516
-------------------------------------------------------------------------------


38 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares             2003/(1)(2)/      2002/(2)/     2001/(2)/  2000/(2)/        1999/(2)/     1998/(2)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period             $6.32          $6.74         $7.19      $7.46       $7.96         $8.01
--------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income            0.19           0.41          0.49       0.51        0.50          0.53
  Net realized and
   unrealized gain (loss)          0.16          (0.39)        (0.37)     (0.27)      (0.46)         0.05
--------------------------------------------------------------------------------------------------------------
Total Income From
  Operations                       0.35           0.02          0.12       0.24        0.04          0.58
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.20)         (0.37)        (0.57)     (0.51)      (0.49)        (0.58)
  Net realized gains                 --             --            --         --       (0.01)        (0.05)
  Capital                            --          (0.07)           --         --       (0.04)           --
--------------------------------------------------------------------------------------------------------------
Total Distributions               (0.20)         (0.44)        (0.57)     (0.51)      (0.54)        (0.63)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
  Period                          $6.47          $6.32         $6.74      $7.19       $7.46         $7.96
--------------------------------------------------------------------------------------------------------------
Total Return                       5.55%++        0.32%         1.79%      3.35%       0.41%         7.47%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                $595,939       $612,665      $612,268   $535,525    $464,652      $397,127
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Net investment income            5.80%+         6.14%         7.01%      6.93%       6.38%         6.51%
  Interest expense                   --             --            --         --          --          0.06
  Operating expenses               1.07+          1.04          1.00       1.03        1.02          1.01
  Total expenses                   1.07+          1.04          1.00       1.03        1.02          1.07
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             142%           211%         117 %       110%        150%          128%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.



39 Smith Barney Diversified Strategic Income Fund  | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares             2003/(1)(2)/     2002/(2)/     2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period         $6.35        $6.77         $7.22       $7.48       $7.98       $8.03
-------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income        0.17         0.37          0.45        0.47        0.46        0.49
  Net realized and
   unrealized gain (loss)      0.16        (0.38)        (0.36)      (0.26)      (0.46)       0.05
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                   0.33        (0.01)         0.09        0.21        0.00        0.54
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income       (0.18)       (0.34)        (0.54)      (0.47)      (0.46)      (0.54)
  Net realized gains             --           --            --          --       (0.01)      (0.05)
  Capital                        --        (0.07)           --          --       (0.03)         --
-------------------------------------------------------------------------------------------------------
Total Distributions           (0.18)       (0.41)        (0.54)      (0.47)      (0.50)      (0.59)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of
  Period                      $6.50        $6.35         $6.77       $7.22       $7.48       $7.98
-------------------------------------------------------------------------------------------------------
Total Return                   5.24%++     (0.22)%        1.27%       2.98%      (0.06)%      6.93%
-------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)            $487,147     $545,993      $790,351      $1,148      $1,849      $2,280
-------------------------------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Net investment income        5.35%+       5.71%         6.46%       6.46%       5.88%       6.12%
  Interest expense               --           --            --          --          --        0.06
  Operating expenses           1.52+        1.51          1.53        1.50        1.49        1.50
  Total expenses               1.52+        1.51          1.53        1.50        1.49        1.56
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate         142%         211%          117%        110%        150%        128%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


40 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                   2003/(1)(2)/     2002/(2)/     2001/(2)/   2000/(2)/   1999/(2)/     1998/(2)(3)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                           $6.34           $6.76         $7.21         $7.48     $7.97          $8.01
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income             0.17            0.37          0.47          0.48      0.47           0.49
  Net realized and unrealized
   gain (loss)                      0.15           (0.38)        (0.38)        (0.28)    (0.46)          0.06
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                        0.32           (0.01)         0.09          0.20      0.01           0.55
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.18)          (0.34)        (0.54)        (0.47)    (0.46)         (0.54)
  Net realized gains                  --              --            --            --     (0.01)         (0.05)
  Capital                             --           (0.07)           --            --     (0.03)            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                (0.18)          (0.41)        (0.54)        (0.47)    (0.50)         (0.59)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $6.48           $6.34         $6.76         $7.21     $7.48          $7.97
--------------------------------------------------------------------------------------------------------------------
Total Return                        5.13%++        (0.16)%        1.27%         2.84%     0.08%          7.08%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (000s)                        $135,729        $145,921      $153,302      $146,086  $183,740       $135,485
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income             5.32%+          5.68%         6.57%         6.50%     6.01%          6.09%
  Interest expense                    --              --            --            --        --           0.06
  Operating expenses                1.56+           1.51          1.49          1.46      1.45           1.45
  Total expenses                    1.56+           1.51          1.49          1.46      1.45           1.51
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              142%            211%          117%          110%      150%           128%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed as Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


41 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares                   2003/(1)(2)/     2002/(2)/     2001/(2)/   2000/(2)/   1999/(2)/     1998/(2)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                           $6.33           $6.74         $7.20         $7.46     $7.96         $8.00
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income             0.20            0.43          0.51          0.53      0.53          0.55
  Net realized and unrealized
   gain (loss)                      0.15           (0.38)        (0.37)        (0.26)    (0.47)         0.06
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations        0.35            0.05          0.14          0.27      0.06          0.61
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.21)          (0.39)        (0.60)        (0.53)    (0.51)        (0.60)
  Net realized gains                  --              --            --            --     (0.01)        (0.05)
  Capital                             --           (0.07)           --            --     (0.04)           --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                (0.21)          (0.46)        (0.60)        (0.53)    (0.56)        (0.65)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period     $6.47           $6.33         $6.74         $7.20     $7.46         $7.96
-----------------------------------------------------------------------------------------------------------------
Total Return                        5.56%++         0.80%         2.00%         3.83%     0.72%         7.96%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (000s)                        $129,809        $130,326      $146,140      $157,526  $162,674      $124,559
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income             6.18%+          6.50%         7.30%         7.28%     6.76%         6.88%
  Interest expense                    --              --            --            --        --          0.06
  Operating expenses                0.69+           0.68          0.70          0.69      0.67          0.66
  Total expenses                    0.69+           0.68          0.70          0.69      0.67          0.72
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              142%            211%          117%          110%      150%          128%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


42 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Z Shares                            2003/(1)(2)/   2002/(2)/   2001/(2)/   2000/(2)/   1999/(2)/   1998/(2)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $   6.33      $   6.75    $   7.21    $   7.47    $   7.96    $   8.01
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.20          0.43        0.51        0.53        0.53        0.55
 Net realized and unrealized gain (loss)      0.16         (0.39)      (0.37)      (0.26)      (0.46)       0.05
-------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.36          0.04        0.14        0.27        0.07        0.60
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.21)        (0.39)      (0.60)      (0.53)      (0.51)      (0.60)
 Net realized gains                             --            --          --          --       (0.01)      (0.05)
 Capital                                        --         (0.07)         --          --       (0.04)         --
-------------------------------------------------------------------------------------------------------
Total Distributions                          (0.21)        (0.46)      (0.60)      (0.53)      (0.56)      (0.65)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $   6.48      $   6.33    $   6.75    $   7.21    $   7.47    $   7.96
-------------------------------------------------------------------------------------------------------
Total Return                                  5.71%++       0.63%       2.00%       3.83%       0.84%       7.78%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $29,063       $28,680     $27,366     $25,538     $29,710     $21,670
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        6.13%+       6.46 %       7.31%       7.28%       6.80%       6.85%
 Interest expense                               --            --          --          --          --        0.06
 Operating expenses                           0.73+         0.71        0.70        0.69        0.67        0.74
 Total expenses                               0.73+         0.71        0.70        0.69        0.67        0.80
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        142%          211%        117%        110%        150%        128%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

43 Smith Barney Diversified Strategic Income Fund | 2003 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                       DIVERSIFIED STRATEGIC INCOME FUND


TRUSTEES                     INVESTMENT ADVISER
Lee Abraham                  Smith Barney Fund Management LLC
Allan J. Bloostein
Jane F. Dasher               DISTRIBUTORS
R. Jay Gerken, Chairman      Salomon Smith Barney Inc.
Richard E. Hanson, Jr.       PFS Distributors, Inc.
Dr. Paul Hardin
Roderick C. Rasmussen        CUSTODIAN
John P. Toolan               State Street Bank and
                               Trust Company
OFFICERS
R. Jay Gerken                TRANSFER AGENT
President and                Citicorp Trust Bank, fsb.
Chief Executive Officer      125 Broad Street, 11th Floor
                             New York, New York 10004
Lewis E. Daidone
Senior Vice President and    SUB-TRANSFER AGENTS
Chief Administrative Officer PFPC Global Fund Services
                             P.O. Box 9699
Richard L. Peteka            Providence, Rhode Island
Chief Financial Officer      02940-9699
and Treasurer
                             Primerica Shareholder Services
Roger M. Lavan, CFA          P.O. Box 9662
Vice President and           Providence, Rhode Island
Investment Officer           02940-9662

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

   Smith Barney Diversified Strategic Income Fund





 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Diversified Strategic Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY DIVERSIFIED
 STRATEGIC INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


        SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2174 3/03                                                            03-4595

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                 BALANCED FUND
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2003

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Gerald J. Culmone,
Portfolio Manager


[PHOTO]

Charles P. Graves, III
Portfolio Manager


[PHOTO]

Peter J. Wilby,
Portfolio Manager


[GRAPHIC]

Classic Series

Semi-Annual Report . January 31, 2003

SMITH BARNEY
BALANCED FUND


      GERALD J. CULMONE
      Gerald J. Culmone has more than 15 years of securities business experience.

      CHARLES P. GRAVES III, CFA
      Charles P. Graves III, CFA, has more than 18 years of securities business experience.

      PETER J. WILBY, CFA
      Peter J. Wilby, CFA, has more than 22 years of securities business experience.

      OBJECTIVE
      The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment grade securities.

      FUND INCEPTION
      -----------------
      March 28, 1988

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      15 Years (Gerald J. Culmone)
      18 Years (Charles P. Graves III)
      22 Years (Peter J. Wilby)

          Class A Class B Class L Class O
-----------------------------------------
NASDAQ     SUTAX   SLSUX   SBBFL   SBBOX
-----------------------------------------
INCEPTION 11/6/92 3/28/88 6/15/98 2/4/93
-----------------------------------------




Average Annual Total Returns as of January 31, 2003*

                                   Without Sales Charges/(1)/
                               Class A  Class B  Class L  Class O
             -----------------------------------------------------
             Six-Month+         (1.56)%  (1.65)%  (1.87)%  (1.79)%
             -----------------------------------------------------
             One-Year          (13.70)  (13.98)  (14.35)  (14.13)
             -----------------------------------------------------
             Five-Year          (1.10)   (1.57)     N/A    (1.55)
             -----------------------------------------------------
             Ten-Year            4.17     3.66      N/A      N/A
             -----------------------------------------------------
             Since Inception++   4.70     6.49    (3.39)    3.53
             -----------------------------------------------------

                                     With Sales Charges/(2)/
                               Class A  Class B  Class L  Class O
             -----------------------------------------------------
             Six-Month+         (6.52)%  (6.51)%  (3.79)%  (3.71)%
             -----------------------------------------------------
             One-Year          (18.00)  (18.17)  (16.04)  (15.82)
             -----------------------------------------------------
             Five-Year          (2.11)   (1.70)     N/A    (1.74)
             -----------------------------------------------------
             Ten-Year            3.63     3.66      N/A      N/A
             -----------------------------------------------------
             Since Inception++   4.17     6.49    (3.60)    3.43
             -----------------------------------------------------


/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges (''CDSC'') with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.



      What's Inside
      Letter From the Chairman ............................   1
      Manager Overview ....................................   2
      Historical Performance ..............................   6
      Fund at a Glance ....................................   9
      Schedule of Investments .............................  10
      Statement of Assets and Liabilities .................  25
      Statement of Operations .............................  26
      Statements of Changes in Net Assets .................  27
      Notes to Financial Statements .......................  28
      Financial Highlights ................................  33

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Balanced Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,


/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 25, 2003



    1 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

                               MANAGER OVERVIEW


Performance Review
For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned -1.56%. The Fund performed better than its unmanaged equity benchmark, the S&P 500 Index,/i/ but worse than its unmanaged fixed-income benchmark, the Lehman Brothers Government/Credit Bond Index,/ii/ which returned -5.26% and 6.24%, respectively, for the same period. It also outperformed its Lipper peer group of balanced funds, which returned -1.97% for the same period./1/ Please note that unlike its benchmark indices, the Fund's holdings include both stocks and bonds.

The Fund's overall negative performance was affected predominately by its exposure to the volatile equity market. However, the Fund's fixed-income investments, which experienced strong performance during the period, helped offset this volatility.

Continued Difficulty for Equity Investors
The equity market continued to struggle during the past six months as concerns of war with Iraq, fears of deflation, rising energy prices, a weak dollar, a growing U.S. trade deficit and a lack of corporate earnings growth all weighed heavily on investors' minds. When compounded, we feel that these issues negated the favorable effects generally associated with low interest rates and moderate economic growth, resulting in disappointing performance in the stock segment of the portfolio.

Offset by Strength in the Fixed-Income Markets
The Fund's high-yield bond investments also struggled in this environment as credit quality concerns and rising default rates overwhelmed the generally beneficial impact of steadily declining interest rates. However, some of this weakness was offset by strong performance from the high-grade and government bond segments of the portfolio. Many of the factors responsible for depressing stock prices were also responsible for increasing the value of many of the Fund's fixed-income holdings. With the exception of a brief period from mid-October to mid-November of 2002, high-grade bonds proved to be the investment vehicle of choice as investors sought refuge from geopolitical and economic uncertainties. U.S. Treasury securities provided positive returns during the reporting period as prices on these government issues, which move inversely to the securities' yields, rose. As a result, their yields dropped to levels not seen in 40 years. Results from investment-grade corporate debt securities were resilient, despite the corporate integrity concerns that challenged the stock markets.

Fed Cuts Rates
Expectations for lower interest rates continued to build through the summer as weak economic data and corporate governance issues pushed stock and corporate bond markets lower. Relief arrived in November when the Federal Reserve ("Fed")/iv/ cut the federal funds rate ("fed funds rate")/iii/ by half a percentage point to 1.25%, a level not seen since the Eisenhower administration.

--------
/1/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 538 funds in the balanced fund category with reinvestment of dividends and capital gains excluding sales charges.

    2 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

Corporate Bonds Rally
As equities rebounded from their October 2002 lows, corporate spreads/v/ narrowed dramatically (i.e., corporate bond prices rallied and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced during most of 2002. Many investors, who until this point had been avoiding risk, began to increase their appetite for credit risk in consideration of the historically wide gap between yields on corporate bonds and U.S. Treasury securities, favorable market conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. U.S. Treasury bond yields rose irregularly during this quarter, declining toward the end of the year as prices advanced. In addition, North Korea joined Iraq as a headline risk. And the sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In the end, U.S. Treasury securities' returns for the fourth quarter were reasonable for shorter-term maturities, but negative for longer-term bonds.

Equity Performance Mixed
There was a good deal of activity in the equity segment of the Fund, as we began to reduce the Fund's under-weighting in financial service, healthcare and technology stocks. Healthcare purchases, particularly Forest Labs and MedImmune, were significant positive contributors to performance in the period, while our selections in financial service companies such as Bank of New York and Capital One Financial were not as strong and were significant detractors from performance during the period. In the technology sector, positive performance in Network Appliance was offset by negative performance in Electronic Data Systems. As we progress through 2003, we expect to further neutralize the equity segment's sector over- and under-weightings relative to the S&P 500 Index, as we currently find few, if any, sector valuation anomalies.

Repositioning the Fixed-Income Portfolio
After overweighting U.S. Treasuries and high-quality corporate bonds for much of the last six months, we shifted in the fourth quarter of 2002 toward taking on more credit risk. After serving as a safe haven for investors for much of the year, U.S. Treasuries had rallied to the point where they no longer represented a compelling value. We began to see much more appropriate valuations among the beaten-down corporate sector. Due partly to the crisis in confidence in Corporate America, these issues were oversold to the point where yields became stretched to an historically wide gap over U.S Treasuries, as previously mentioned. In short, the prices of these securities began reflecting an unrealistically high level of risk, in our opinion. We began opportunistically increasing exposure to these sectors, including issues with BBB credit ratings and reducing our exposure to U.S. Treasuries. Our belief is that these issues will outperform U.S. Treasuries in coming months.

Returning to the Target Asset Allocation
As the economy and corporate profits continue to grow, we expect stock prices to follow. We acted on this belief by adjusting the Fund's asset allocation. Earlier in the period, because bonds performed well when stocks did not, the asset allocation in the Fund moved to approximately 50% stocks and 50% bonds from its neutral target weighting of 60% stocks and 40% bonds. As the period progressed, based on our more positive outlook for stocks, the Fund sold bonds and bought stocks to bring the asset allocation back in line with its target weighting. Although we are not expecting stocks to generate returns experienced in the late 1990s, we still believe that stocks will generate higher returns than cash or bonds over the next year.


    3 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

A Tenuous but Optimistic Outlook
At the start of 2003, our list of investment concerns is no shorter than it was in 2002. In fact, many of the concerns are the same. But we believe that 2003 may offer an opportunity for investors to experience visible improvement in areas that have concerned them the most. We also start the year with a stock market that we believe is more reasonably priced than at this time last year. Specifically, as we progress through the year, we believe we will begin to see resolution of the conflict with Iraq, see energy prices fall, see the economy continue to grow moderately, see consumer confidence improve and see earnings continue to improve, a trend begun in the third quarter of 2002.

We Expect the Fed to Maintain Its Course
When the Fed convened for a meeting on January 28-29, 2003, it opted not to change its fed funds rate target, reportedly stating that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. However, it also noted that, "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time." Looking ahead, we continue to anticipate that the Fed will keep both its monetary policy and its bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., an increase in yield spreads between U.S. Treasuries with short and long maturities) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the Fed could raise interest rates swiftly if business conditions improve in 2003. In order for the U.S. economy to continue its yearlong road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters.

Corporate Securities Expected to Improve against U.S. Treasuries
We believe the improvement in corporate fundamentals and cash flow, continuation of productivity gains, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003. Given our current outlook, we believe it may be an appropriate time to add credit risk to the portfolio because we believe it is undervalued and that we are probably nearing the end of an extended downward credit cycle. Therefore corporate debt securities may offer more favorable prospects over the coming year versus U.S. Treasuries of comparable maturities.

The Consumer Remains Key
We continue to believe that the consumer remains the key driver of moderate economic growth and that the possibility of a collapse in consumer spending is unlikely. If, as we expect, consumer confidence continues to rise off its recent lows, consumers generally should have ample liquidity to spend on goods and services and the economy should continue its recent pattern of moderate growth. With that said, we acknowledge that the list of concerns and risks remains quite real, but with history as our guide and economic factors providing fundamental support, we believe 2003 may see a turnaround after three years of down markets.



    4 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Balanced Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Gerald J. Culmone                    /s/ Charles P. Graves III
Gerald J. Culmone                        Charles P. Graves III, CFA
Vice President and Investment Officer    Vice President and Investment Officer

/s/ Peter J. Wilby
Peter J. Wilby, CFA
Vice President and Investment Officer

February 25, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 10 through 22 for a list and percentage breakdown of the Fund's holdings.

--------
/i/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/ii/ The Lehman Brothers Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.
/iii/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
/iv/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
/v/ Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


    5 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return      Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)+/
------------------------------------------------------------------------------------------
1/31/03                $10.18    $ 9.87     $0.15       $0.00       $0.00        (1.56)%++
------------------------------------------------------------------------------------------
7/31/02                 12.74     10.18      0.38        0.00        0.00       (17.40)
------------------------------------------------------------------------------------------
7/31/01                 14.83     12.74      0.48        0.05        0.00       (10.73)
------------------------------------------------------------------------------------------
7/31/00                 13.86     14.83      0.40        0.08        0.00        10.62
------------------------------------------------------------------------------------------
7/31/99                 16.52     13.86      0.37        3.66        0.00        12.27
------------------------------------------------------------------------------------------
7/31/98                 15.53     16.52      0.68        0.83        0.00        16.70
------------------------------------------------------------------------------------------
7/31/97                 14.51     15.53      0.82        0.32        0.00        15.48
------------------------------------------------------------------------------------------
7/31/96                 14.03     14.51      0.82        0.00        0.00         9.21
------------------------------------------------------------------------------------------
7/31/95                 13.28     14.03      0.82        0.08        0.02        13.24
------------------------------------------------------------------------------------------
7/31/94                 15.97     13.28      0.83        0.50        0.00        (8.99)
------------------------------------------------------------------------------------------
Inception* -- 7/31/93   14.36     15.97      0.64        0.13        0.00        17.01++
------------------------------------------------------------------------------------------
Total                                       $6.39       $5.65       $0.02
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return      Total
Period Ended of Period of Period Dividends Distributions of Capital Returns/(1)+/
---------------------------------------------------------------------------------
  1/31/03     $10.13    $ 9.84     $0.12       $0.00       $0.00        (1.65)%++
---------------------------------------------------------------------------------
  7/31/02      12.68     10.13      0.32        0.00        0.00       (17.82)
---------------------------------------------------------------------------------
  7/31/01      14.78     12.68      0.41        0.05        0.00       (11.28)
---------------------------------------------------------------------------------
  7/31/00      13.82     14.78      0.34        0.08        0.00        10.09
---------------------------------------------------------------------------------
  7/31/99      16.49     13.82      0.32        3.66        0.00        11.78
---------------------------------------------------------------------------------
  7/31/98      15.52     16.49      0.62        0.83        0.00        16.17
---------------------------------------------------------------------------------
  7/31/97      14.51     15.52      0.75        0.32        0.00        14.88
---------------------------------------------------------------------------------
  7/31/96      14.02     14.51      0.75        0.00        0.00         8.78
---------------------------------------------------------------------------------
  7/31/95      13.28     14.02      0.76        0.08        0.02        12.62
---------------------------------------------------------------------------------
  7/31/94      15.97     13.28      0.75        0.50        0.00        (9.52)
---------------------------------------------------------------------------------
  7/31/93      14.83     15.97      0.80        0.15        0.00        14.69
---------------------------------------------------------------------------------
  Total                            $5.94       $5.67       $0.02
---------------------------------------------------------------------------------



    6 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return      Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)+/
------------------------------------------------------------------------------------------
1/31/03                $10.15    $ 9.85     $0.11       $0.00       $0.00        (1.87)%++
------------------------------------------------------------------------------------------
7/31/02                 12.70     10.15      0.29        0.00        0.00       (18.02)
------------------------------------------------------------------------------------------
7/31/01                 14.79     12.70      0.38        0.05        0.00       (11.44)
------------------------------------------------------------------------------------------
7/31/00                 13.83     14.79      0.31        0.08        0.00         9.87
------------------------------------------------------------------------------------------
7/31/99                 16.52     13.83      0.29        3.66        0.00        11.43
------------------------------------------------------------------------------------------
Inception* -- 7/31/98   17.14     16.52      0.00        0.23        0.00        (2.28)++
------------------------------------------------------------------------------------------
Total                                       $1.38       $4.02       $0.00
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return      Total
Period Ended          of Period of Period Dividends Distributions of Capital Returns/(1)+/
------------------------------------------------------------------------------------------
1/31/03                $10.14    $ 9.83     $0.13       $0.00       $0.00        (1.79)%++
------------------------------------------------------------------------------------------
7/31/02                 12.69     10.14      0.33        0.00        0.00       (17.73)
------------------------------------------------------------------------------------------
7/31/01                 14.79     12.69      0.42        0.05        0.00       (11.19)
------------------------------------------------------------------------------------------
7/31/00                 13.83     14.79      0.34        0.08        0.00        10.13
------------------------------------------------------------------------------------------
7/31/99                 16.50     13.83      0.32        3.66        0.00        11.79
------------------------------------------------------------------------------------------
7/31/98                 15.53     16.50      0.63        0.83        0.00        16.19
------------------------------------------------------------------------------------------
7/31/97                 14.51     15.53      0.75        0.32        0.00        15.01
------------------------------------------------------------------------------------------
7/31/96                 14.02     14.51      0.75        0.00        0.00         8.80
------------------------------------------------------------------------------------------
7/31/95                 13.28     14.02      0.76        0.08        0.02        12.62
------------------------------------------------------------------------------------------
7/31/94                 15.97     13.28      0.75        0.50        0.00        (9.52)
------------------------------------------------------------------------------------------
Inception* -- 7/31/93   15.17     15.97      0.39        0.02        0.00         8.08++
------------------------------------------------------------------------------------------
Total                                       $5.57       $5.54       $0.02
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


    7 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                         Without Sales Charges/(1)/
                     -----------------------------------
                     Class A  Class B  Class L  Class O
--------------------------------------------------------
Six Months Ended
  1/31/03++           (1.56)%  (1.65)%  (1.87)%  (1.79)%
-------------------------------------------------------
Year Ended 1/31/03   (13.70)  (13.98)  (14.35)  (14.13)
-------------------------------------------------------
Five Years Ended
  1/31/03             (1.10)   (1.57)     N/A    (1.55)
-------------------------------------------------------
Ten Years Ended
  1/31/03              4.17     3.66      N/A      N/A
-------------------------------------------------------
Inception* through
  1/31/03              4.70     6.49    (3.39)    3.53
-------------------------------------------------------

                           With Sales Charges/(2)/
                     -----------------------------------
                     Class A  Class B  Class L  Class O
--------------------------------------------------------
Six Months Ended
  1/31/03++           (6.52)%  (6.51)%  (3.79)%  (3.71)%
-------------------------------------------------------
Year Ended 1/31/03   (18.00)  (18.17)  (16.04)  (15.82)
-------------------------------------------------------
Five Years Ended
  1/31/03             (2.11)   (1.70)     N/A    (1.74)
-------------------------------------------------------
Ten Years Ended
  1/31/03              3.63     3.66      N/A      N/A
-------------------------------------------------------
Inception* through
  1/31/03              4.17     6.49    (3.60)    3.43
-------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                     Without Sales Charges/(1)/
-----------------------------------------------
Class A (1/31/93
  through 1/31/03)             50.46%
---------------------------------------------
Class B (1/31/93
  through 1/31/03)             43.32
---------------------------------------------
Class L (Inception*
  through 1/31/03)            (14.78)
---------------------------------------------
Class O (Inception*
  through 1/31/03)             41.42
---------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

    8 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 SMITH BARNEY BALANCED FUND AT A GLANCE (UNAUDITED)




Value of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. S&P 500 Index and Lehman Brothers Government/Credit Bond Index+

--------------------------------------------------------------------------------
                         January 1993 -- January 2003

                                    [CHART]

             Smith Barney      Lehman Brothers
            Balanced Fund-    Government/Credit            S&P
            Class B Shares       Bond Index             500 Index
            --------------    -----------------         ---------
Jan 1993       $10,000           $10,000                 $10,000
Jul 1993        10,981            10,617                  10,358
Jul 1994         9,935            10,603                  10,891
Jul 1995        11,188            11,678                  13,730
Jul 1996        12,170            12,297                  16,003
Jul 1997        13,981            13,623                  24,342
Jul 1998        16,242            14,723                  29,041
Jul 1999        18,155            15,065                  34,906
Jul 2000        19,986            15,925                  38,033
Jul 2001        17,731            19,389                  31,290
Jul 2002        14,572            20,726                  23,901
Jan 2003        14,332            22,019                  22,644


+Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the Indexes include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           TOP FIVE EQUITY HOLDINGS++

 1. BP PLC, SPONSORED ADR............... 1.7%
 2. MICROSOFT CORP...................... 1.7
 3. AMERICAN EXPRESS CO................. 1.6
 4. PFIZER INC.......................... 1.6
 5. JOHNSON & JOHNSON................... 1.5

                            TOP FIVE BOND HOLDINGS#

 1. DAIMLERCHRYSLER NA HOLDINGS CORP.... 0.9%
 2. NORFOLK SOUTHERN CORP............... 0.6
 3. UNION PACIFIC CORP.................. 0.6
 4. DEERE & CO.......................... 0.5
 5. ROHM & HAAS CO...................... 0.5

                             INVESTMENT BREAKDOWN*


                                    [CHART]



Asset-Backed Securities                    0.7%
Convertible Corporate Bonds and Notes      0.7%
Corporate Bonds and Notes                 29.4%
Collateralized Mortgage Obligations        0.0%**
U.S. Government Agencies and Obligations   9.0%
Repurchase Agreement                       0.1%
Common and Preferred Stock and Warrants   60.1%


++As a percentage of total common stock. Please note that Fund holdings are as of January 31, 2003 and are subject to change.
# As a percentage of total corporate bonds and notes. Please note that Fund holdings are as of January 31, 2003 and are subject to change.
* As a percentage of total investments. Please note that Fund holdings are as of January 31, 2003 and are subject to change.
**Amount represents less than 0.1%.

    9 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                            JANUARY 31, 2003


SHARES                       SECURITY                         VALUE
-----------------------------------------------------------------------
COMMON STOCK -- 60.1%
Airlines -- 0.5%
225,600 Southwest Airlines Co.                             $  2,944,080
-----------------------------------------------------------------------
Biotechnology and Drugs -- 2.8%
101,065 Amgen, Inc. (a)                                       5,150,273
 44,000 Forest Laboratories, Inc. (a)                         2,277,000
135,000 MedImmune, Inc. (a)                                   4,021,650
 88,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR    3,379,200
-----------------------------------------------------------------------
                                                             14,828,123
-----------------------------------------------------------------------
Broadcasting/Cable -- 2.4%
115,000 Cox Communications, Inc., Class A Shares (a)          3,328,100
150,000 EchoStar Communications Corp., Class A Shares (a)     3,892,500
127,400 Univision Communications Inc., Class A Shares (a)     3,358,264
111,700 USA Interactive (a)                                   2,458,517
-----------------------------------------------------------------------
                                                             13,037,381
-----------------------------------------------------------------------
Chemicals -- 1.2%
 57,000 Air Products and Chemicals, Inc.                      2,362,650
 78,000 Praxair, Inc.                                         4,254,120
-----------------------------------------------------------------------
                                                              6,616,770
-----------------------------------------------------------------------
Consumer Products and Services -- 2.8%
 42,100 Altria Group, Inc.                                    1,594,327
130,000 Colgate-Palmolive Co.                                 6,618,300
117,000 The Gillette Co.                                      3,498,300
 67,869 Kimberly-Clark Corp.                                  3,143,692
-----------------------------------------------------------------------
                                                             14,854,619
-----------------------------------------------------------------------
Energy -- 3.9%
229,252 BP PLC, Sponsored ADR                                 8,943,121
 45,802 ConocoPhillips                                        2,207,192
140,918 Exxon Mobil Corp.                                     4,812,350
 92,700 Noble Corp. (a)                                       3,177,756
 75,000 Transocean Inc. (a)                                   1,707,750
-----------------------------------------------------------------------
                                                             20,848,169
-----------------------------------------------------------------------
Financial Services -- 12.6%
 87,000 Ambac Financial Group, Inc.                           4,660,590
245,124 American Express Co.                                  8,709,256
120,100 American International Group, Inc.                    6,499,812
131,348 The Bank of New York Co., Inc.                        3,323,104
100,000 Freddie Mac                                           5,598,000
 67,633 The Hartford Financial Services Group, Inc.           2,818,943
136,200 J.P. Morgan Chase & Co.                               3,178,908
 86,640 Marsh & McLennan Cos., Inc.                           3,693,463
199,000 Morgan Stanley                                        7,542,100
105,700 Paychex, Inc.                                         2,661,526
154,018 State Street Corp.                                    6,097,573
145,000 Wells Fargo & Co.                                     6,868,650
 65,000 XL Capital Ltd., Class A Shares                       4,878,900
 25,000 Zions Bancorp.                                        1,035,500
-----------------------------------------------------------------------
                                                             67,566,325
-----------------------------------------------------------------------

                      See Notes to Financial Statements.

   10 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

SHARES               SECURITY                  VALUE
--------------------------------------------------------
Food and Beverages -- 2.6%
140,000 Anheuser-Busch Cos., Inc.           $  6,645,800
  1,948 Aurora Foods Inc. (a)                        974
 94,800 The Coca-Cola Co.                      3,835,608
 26,690 Hershey Foods Corp.                    1,721,505
 22,377 PepsiCo, Inc.                            905,821
 31,900 Sensient Technologies Corp.              727,958
--------------------------------------------------------
                                              13,837,666
--------------------------------------------------------
Healthcare -- 2.5%
112,000 HCA Inc.                               4,786,880
 70,000 Medtronic, Inc.                        3,144,400
 50,000 WellPoint Health Networks Inc. (a)     3,634,000
 43,100 Zimmer Holdings, Inc. (a)              1,767,100
--------------------------------------------------------
                                              13,332,380
--------------------------------------------------------
Industrial Equipment and Supplies -- 1.1%
100,000 Illinois Tool Works Inc.               6,082,000
--------------------------------------------------------
Metals/Mining -- 0.6%
165,000 Alcoa Inc.                             3,262,050
--------------------------------------------------------
Multi-Industry -- 3.1%
265,780 General Electric Co.                   6,150,149
200,000 Tyco International Ltd.                3,202,000
110,298 United Technologies Corp.              7,012,747
--------------------------------------------------------
                                              16,364,896
--------------------------------------------------------
Multimedia -- 2.9%
110,139 AOL Time Warner Inc. (a)               1,284,221
 20,000 The E.W. Scripps Co.                   1,639,600
251,000 The News Corp., Ltd., Sponsored ADR    6,664,050
160,000 Viacom Inc., Class B Shares (a)        6,168,000
--------------------------------------------------------
                                              15,755,871
--------------------------------------------------------
Paper and Forestry Products -- 0.6%
 90,000 International Paper Co.                3,213,000
--------------------------------------------------------
Pharmaceuticals -- 4.4%
149,190 Johnson & Johnson                      7,998,076
284,600 Pfizer Inc.                            8,640,456
180,164 Wyeth                                  7,031,801
--------------------------------------------------------
                                              23,670,333
--------------------------------------------------------
Retail -- 3.8%
165,200 Costco Wholesale Corp. (a)             4,769,324
117,000 CVS Corp.                              2,646,540
 68,888 The Home Depot, Inc.                   1,439,759
150,000 Lowe's Cos., Inc.                      5,127,000
215,000 Target Corp.                           6,065,150
--------------------------------------------------------
                                              20,047,773
--------------------------------------------------------
Semiconductors -- 0.9%
175,524 Intel Corp.                            2,748,706
 42,000 Linear Technology Corp.                1,097,460
 30,000 Maxim Integrated Products, Inc.          934,500
--------------------------------------------------------
                                               4,780,666
--------------------------------------------------------

                      See Notes to Financial Statements.


    11 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

SHARES                                   SECURITY                                     VALUE
-----------------------------------------------------------------------------------------------
Technology -- 6.1%
503,870 Cisco Systems, Inc. (a)                                                    $  6,736,742
181,600 Dell Computer Corp. (a)                                                       4,332,976
300,500 EMC Corp. (a)                                                                 2,313,850
 41,100 International Business Machines Corp.                                         3,215,253
188,000 Microsoft Corp. (a)                                                           8,922,480
582,145 Oracle Corp. (a)                                                              7,003,204
-----------------------------------------------------------------------------------------------
                                                                                     32,524,505
-----------------------------------------------------------------------------------------------
Telecommunications -- 1.5%
 99,000 AT&T Wireless Services Inc. (a)                                                 600,930
 54,654 BellSouth Corp.                                                               1,245,018
  6,303 Crown Castle International Corp. (a)                                             24,900
  1,044 McLeodUSA, Inc., Class A Shares (a)                                                 699
116,000 Nokia Oyj, Sponsored ADR                                                      1,669,240
 65,000 SBC Communications Inc.                                                       1,588,600
 18,026 Song Networks Holding AB, ADR (a)                                                   270
 73,000 Verizon Communications Inc.                                                   2,794,440
-----------------------------------------------------------------------------------------------
                                                                                      7,924,097
-----------------------------------------------------------------------------------------------
Transportation -- 2.0%
 40,000 Roadway Corp.                                                                 1,377,600
123,800 United Parcel Service Inc., Class B Shares                                    7,468,854
 72,570 USFreightways Corp.                                                           1,907,865
-----------------------------------------------------------------------------------------------
                                                                                     10,754,319
-----------------------------------------------------------------------------------------------
Utilities -- 1.8%
 40,200 Consolidated Edison, Inc.                                                     1,604,784
 79,200 Duke Energy Corp.                                                             1,348,776
 45,600 FPL Group, Inc.                                                               2,662,584
140,000 The Southern Co.                                                              3,943,800
-----------------------------------------------------------------------------------------------
                                                                                      9,559,944
-----------------------------------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $340,567,586)                                                      321,804,967
-----------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
Aerospace/Defense -- 0.0%
    400 Northrop Grumman Corp., 7.250% Convertible                                       41,540
-----------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
    300 Broadwing Communications, Inc., 12.500%, Cumulative Exchangeable, Series B       15,000
  6,100 Crown Castle International Corp., 6.250% Convertible                            150,975
    373 Dobson Communications Corp., 13.000%, Sr. Exchangeable (b)                       21,951
  1,300 Global Crossing Ltd., 6.750% Convertible (c)                                         13
  1,000 Motorola Inc., 7.000% Convertible                                                30,550
-----------------------------------------------------------------------------------------------
                                                                                        218,489
-----------------------------------------------------------------------------------------------
        TOTAL PREFERRED STOCK
        (Cost -- $725,857)                                                              260,029
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    12 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


  FACE
AMOUNT(d) RATING(e)                                    SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 29.4%
Aerospace/Defense -- 0.2%
  330,000 B3*       Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09              $    340,725
  390,000 CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                                     344,175
  105,000 B-        Transdigm Inc., Guaranteed Sr. Sub. Notes, 10.375% due 12/1/08                       109,463
----------------------------------------------------------------------------------------------------------------
                                                                                                         794,363
----------------------------------------------------------------------------------------------------------------
Airlines -- 0.4%
  300,000 B-        Air Canada Inc., Sr. Notes, 10.250% due 3/15/11                                      141,375
                    Continental Airlines, Pass-Through Certificates:
  335,000 BBB-       Series 1999-2, Class C-2, 7.434% due 9/15/04                                        219,115
  143,555 BBB-       Series 2000-2, Class C, 8.312% due 4/2/11                                            83,027
  931,157 A+         Series 2001-1, Class A-1, 6.703% due 6/15/21                                        820,790
  510,000 BB-        Series D, 7.568% due 12/1/06                                                        252,598
                    United Air Lines, Pass-Through Certificates:
  162,821 B+         Series 2000-1, Class B, 8.030% due 7/1/11                                            55,492
  245,469 BB-        Series 2000-2, Class B, 7.811% due 10/1/09                                           73,782
  105,000 Ba1*       Series 2001-1, Class B, 6.932% due 9/1/11                                            44,121
  230,000 B-         Series 2001-1, Class C, 6.831% due 9/1/08                                            70,120
  209,060 BBB+      US Airways Pass-Through Trust, Series 1999-1, Class A, 8.360% due 1/20/19            180,088
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,940,508
----------------------------------------------------------------------------------------------------------------
Automotive -- 1.3%
  135,000 BB        Arvin Capital I, Guaranteed Capital Securities, 9.500% due 2/1/27                    132,255
4,586,000 A3*       DaimlerChrysler NA Holdings Corp., Guaranteed Notes, 7.750% due 5/27/03            4,657,693
  190,000 BB        Dana Corp., Notes, 10.125% due 3/15/10                                               191,425
   80,000 B-        Eagle-Picher Industries Inc., Guaranteed Sr. Sub. Notes, 9.375% due 3/1/08            59,600
                    Ford Motor Co., Notes:
  875,000 A3*        7.250% due 10/25/11                                                                 834,645
1,100,000 Baa1*      7.450% due 7/16/31                                                                  933,288
  283,000 NR        Key Plastics Inc., Guaranteed Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (c)           28
   35,000 CCC       LDM Technologies Inc., Guaranteed Sr. Sub. Notes, Series B, 10.750% due 1/15/07       28,175
  230,000 BB-       Navistar International Corp., Guaranteed Sr. Notes, Series B, 9.375% due 6/1/06      227,125
----------------------------------------------------------------------------------------------------------------
                                                                                                       7,064,234
----------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 1.7%
  555,000 NR        Adelphia Communications Corp., Sr. Discount Notes, Series B,
                      zero coupon due 1/15/08 (c)                                                         97,125
                    Charter Communications Holdings Inc., Sr. Discount Notes:
2,975,000 Ca*        Step bond to yield 11.709% due 1/15/10                                            1,115,625
  530,000 Ca*        Step bond to yield 14.231% due 1/15/11                                              172,250
  805,000 Ca*        Step bond to yield 18.010% due 5/15/11                                              269,675
  850,000 BBB       Comcast Corp., Guaranteed Sr. Notes, 5.850% due 1/15/10                              833,476
                    CSC Holdings Inc.:
  130,000 BB-        Sr. Notes, Series B, 7.625% due 4/1/11                                              124,800
  495,000 B+         Sr. Sub. Debentures, 10.500% due 5/15/16                                            512,325
                    EchoStar DBS Corp., Sr. Notes:
  705,000 B1*        10.375% due 10/1/07                                                                 757,875
  580,000 B+         9.125% due 1/15/09                                                                  614,800
1,105,000 B+         9.375% due 2/1/09                                                                 1,165,775
  719,000 B-        Emmis Communications Corp., Sr. Discount Notes,
                      step bond to yield 11.694% due 3/15/11                                             593,175


                      See Notes to Financial Statements.



    13 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

  FACE
AMOUNT(d)  RATING(e)                             SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 1.7% (continued)
   645,000 B-        Insight Communications Co., Inc., Sr. Discount Notes, step bond
                       to yield 12.639% due 2/15/11                                     $    406,350
   640,000 B         Lin Holdings Corp., Sr. Discount Notes, step bond to yield
                       11.600% due 3/1/08                                                    670,400
   300,000 B-        Paxson Communications Corp., Guaranteed Sr. Sub. Notes, step
                       bond to yield 11.374% due 1/15/09                                     204,000
                     Pegasus Communications Corp., Inc., Sr. Notes, Series B:
    35,000 Ca*         9.625% due 10/15/05                                                    23,975
   140,000 Ca*         9.750% due 12/1/06                                                     95,900
   190,000 CCC-      Pegasus Satellite Communications, Sr. Discount Notes, step bond
                       to yield 18.184% due 3/1/07                                            80,750
   935,000 Ba1*      Rogers Cablesystems Ltd., Guaranteed Sr. Sub. Notes, 11.000% due
                       12/1/15                                                               991,100
   335,000 B-        Spanish Broadcasting System, Inc., Guaranteed Sr. Sub. Notes,
                       9.625% due 11/1/09                                                    347,563
----------------------------------------------------------------------------------------------------
                                                                                           9,076,939
----------------------------------------------------------------------------------------------------
Building/Construction -- 0.4%
    90,000 B         Associated Materials Inc., Guaranteed Sr. Sub. Notes, 9.750% due
                       4/15/12                                                                95,850
   370,000 B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B, 10.500%
                       due 5/1/09                                                            367,225
   225,000 Ba3*      Meritage Corp., Guaranteed Sr. Notes, 9.750% due 6/1/11                 235,687
   445,000 B-        Nortek Holdings Inc., Sr. Sub. Notes, Series B, 9.875% due
                       6/15/11                                                               453,344
   180,000 CCC+      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                  101,700
   680,000 Ba2*      Schuler Homes, Inc., Guaranteed Notes, 10.500% due 7/15/11              719,100
                     Standard Pacific Corp.:
   230,000 BB          Sr. Notes, 8.500% due 4/1/09                                          235,750
   185,000 Ba3*        Sr. Sub. Notes, 9.250% due 4/15/12                                    182,225
----------------------------------------------------------------------------------------------------
                                                                                           2,390,881
----------------------------------------------------------------------------------------------------
Chemicals -- 1.2%
   190,000 Ba2*      Airgas Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11              207,337
   350,000 B-        Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09              292,250
 2,330,000 B-        Huntsman International Holdings, Sr. Discount Notes, zero coupon
                       due 12/31/09                                                          547,550
   190,000 B         Huntsman International LLC, Guaranteed Sr. Notes, 9.875% due
                       3/1/09                                                                191,900
   355,000 BB        IMC Global Inc., Guaranteed Sr. Notes, Series B, 11.250% due
                       6/1/11                                                                381,625
   290,000 BB-       ISP Chemco, Guaranteed Sr. Sub. Notes, Series B, 10.250% due
                       7/1/11                                                                307,400
   385,000 B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due
                       12/15/09                                                              365,750
   335,000 BB        Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12           323,275
   135,000 BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                           146,138
   230,000 B-        OM Group Inc., Guaranteed Notes, 9.250% due 12/15/11                    152,950
 2,500,000 A3*       Rohm & Haas Co., Sr. Notes, 6.950% due 7/15/04                        2,658,510
    35,000 BB-       Terra Capital Inc., Guaranteed Sr. Notes, 12.875% due 10/15/08           38,150
   485,000 B         Terra Industries Inc., Sr. Notes, Series B, 10.500% due 6/15/05         446,806
   425,000 CCC+      Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06           255,000
----------------------------------------------------------------------------------------------------
                                                                                           6,314,641
----------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.9%
   145,000 B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08                                144,456
   160,000 BBB-      American Greetings Corp., Notes, 6.100% due 8/1/28                      150,400
   590,000 BBB-      Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes, 11.000% due
                       5/1/09                                                                656,375
 1,405,000 A         Cintas Corp., No. 2, Guaranteed Sr. Notes, 6.000% due 6/1/12          1,535,381
   975,000 AA-       Colgate-Palmolive Co., Medium-Term Notes, Series D, 5.340% due
                       3/27/06                                                             1,048,764
    30,000 B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                   24,300
 2,000,000 AA        Kimberly-Clark Corp., Debentures, 6.250% due 7/15/18                  2,196,680
   670,000 CCC       Remington Product Co., LLC, Sr. Sub. Notes, Series D, 11.000%
                       due 5/15/06                                                           582,900

                      See Notes to Financial Statements.


    14 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


  FACE
AMOUNT(d) RATING(e)                                     SECURITY                                         VALUE
------------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.9% (continued)
  290,000 B-        Revlon Consumer Products Corp., Guaranteed Sr. Notes, 12.000% due 12/1/05         $    272,600
                    Salton Inc.:
   40,000 B           Guaranteed Sr. Sub. Notes, 10.750% due 12/15/05                                       39,400
  555,000 B           Sr. Sub. Notes, 12.250% due 4/15/08                                                  552,225
   45,000 B-        Sealy Mattress Co., Guaranteed Sr. Discount Notes, Series B, 10.875% due 12/15/07       46,125
                    Service Corp. International:
  250,000 BB-        Debentures, 7.875% due 2/1/13                                                         231,875
                     Notes:
  535,000 BB-          6.875% due 10/1/07                                                                  504,237
  610,000 BB-          6.500% due 3/15/08                                                                  567,300
  320,000 BB-       Sola International Inc., Notes, 6.875% due 3/15/08                                     286,308
  366,000 BB+       Standard Commercial Tobacco Corp., Guaranteed Sr. Notes, 8.875% due 8/1/05             376,980
  595,000 B+        Stewart Enterprises Inc., Guaranteed Sr. Sub. Notes, 10.750% due 7/1/08                664,912
  330,000 B         Williams Scotsman Inc., Guaranteed Sr. Notes, 9.875% due 6/1/07                        311,850
------------------------------------------------------------------------------------------------------------------
                                                                                                        10,193,068
------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.6%
  250,000 B+        Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13 (f)               250,000
                    Foamex L.P./Foamex Capital Corp.:
  190,000 B          Guaranteed Sr. Secured Notes, 10.750% due 4/1/09 (f)                                  133,950
  190,000 B-         Guaranteed Sr. Sub. Notes, 9.875% due 6/15/07                                          67,450
  750,000 BB        Owens-Brockway Glass Containers, Guaranteed Secured Notes, 8.875% due 2/15/09          765,000
  130,000 B-        Packaged Ice Inc., Guaranteed Sr. Sub. Notes, Series B, 9.750% due 2/1/05              107,250
   95,000 B-        Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10                             83,125
  335,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (f)                                        344,593
  685,000 B         Stone Container Finance Co. - Canada, Guaranteed Sr. Notes,
                      11.500% due 8/15/06 (f)                                                              729,525
  385,000 CCC-      Sweetheart Cup Co. Inc., Sr. Sub. Notes, 10.500% due 9/1/03                            290,675
  265,000 B-        Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B, 12.750% due 6/15/10             238,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         3,010,068
------------------------------------------------------------------------------------------------------------------
Energy -- 1.2%
1,750,000 AA        ChevronTexaco Corp., Notes, 6.625% due 10/1/04                                       1,877,076
  395,000 BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07                349,575
   90,000 B         Denbury Management Inc., Guaranteed Sr. Sub. Notes, 9.000% due 3/1/08                   94,050
  270,000 BB-       El Paso Energy Partners L.P., Guaranteed Sr. Sub. Notes, 8.500% due 6/1/11 (f)         265,950
  225,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B, 8.625% due 1/1/08                   233,438
  400,000 BB-       Leviathan Gas Pipelines Partners L.P., Guaranteed Sr. Sub. Notes, Series B,
                      10.375% due 6/1/09                                                                   412,000
  180,000 BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                       197,100
  190,000 B+        Magnum Hunter Resources, Inc., Guaranteed Sr. Notes, 9.600% due 3/15/12                204,250
  270,000 B         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                          280,800
  175,000 BB+       Ocean Energy Inc., Guaranteed Sr. Sub. Notes, Series B, 8.375% due 7/1/08              184,844
  202,000 AAA       Pennzoil-Quaker State, Guaranteed Sr. Notes, 10.000% due 11/1/08                       249,265
  115,000 B-        Petro Stopping Centers L.P., Sr. Notes, 10.500% due 2/1/07                             109,969
  170,000 B         Plains Exploration & Production Co., L.P., Guaranteed Sr. Sub. Notes, Series B,
                      8.750% due 7/1/12                                                                    178,500
                    Pogo Producing Co., Sr. Sub. Notes, Series B:
   70,000 BB         10.375% due 2/15/09                                                                    76,125
  105,000 BB         8.250% due 4/15/11                                                                    112,875
  395,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                                428,575
   55,000 B-        Range Resources Corp., Guaranteed Sr. Sub. Notes, 8.750% due 1/15/07                    55,825

                      See Notes to Financial Statements.

   15 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

  FACE
AMOUNT(d)  RATING(e)                                      SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Energy -- 1.2% (continued)
   180,000 BB-       SESI LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11                                 $    186,300
   145,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                                     144,275
   260,000 B         Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12                               170,300
   105,000 B         Trico Marine Services, Inc., Guaranteed Sr. Notes, 8.875% due 5/15/12                    94,500
                     Vintage Petroleum Inc.:
   250,000 BB-        Sr. Notes, 8.250% due 5/1/12                                                           265,000
   135,000 B1*        Sr. Sub. Notes, 9.750% due 6/30/09                                                     142,425
   185,000 BB+       Windsor Petroleum Transport Corp., Notes, 7.840% due 1/15/21 (f)                        152,866
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,465,883
--------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.2%
                     Allied Waste North America Inc., Series B:
   285,000 BB-        Guaranteed Sr. Notes, 7.875% due 1/1/09                                                282,862
   585,000 BB-        Guaranteed Sr. Sub. Notes, 8.500% due 12/1/08                                          596,700
   270,000 CCC+      Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08                                     207,900
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,087,462
--------------------------------------------------------------------------------------------------------------------
Financial Services -- 6.0%
 1,500,000 AA        American Association of Retired Persons, Inc., Bonds, 7.500% due 5/1/31 (f)           1,763,862
 2,000,000 A+        American Express Co., Notes, 5.500% due 9/12/06                                       2,154,088
   900,000 BBB-      Astoria Financial Corp., Notes, 5.750% due 10/15/12 (f)                                 878,639
 2,500,000 Aa3*      Bank of America Corp., Sub. Notes, 6.500% due 8/15/03                                 2,566,627
 1,700,000 A2*       BB&T Corp., Sub. Notes, 6.375% due 6/30/05                                            1,852,356
 1,200,000 A         Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12                              1,216,478
 1,700,000 A         Countrywide Home Loans, Inc., Medium-Term Notes, Series K, 3.500% due 12/19/05        1,719,462
 2,500,000 Aa3*      Donaldson, Lufkin & Jenrette, Inc., Medium-Term Notes, 6.170% due 7/15/03             2,551,675
 2,661,500 NR        Finova Group Inc., Notes, 7.500% due 11/15/09                                           978,101
 1,500,000 AAA       General Electric Capital Corp., Medium-Term Notes, Series A, 5.350% due 3/30/06       1,603,320
 1,000,000 A2*       General Motors Acceptance Corp., Notes, 6.875% due 9/15/11                              975,368
 1,000,000 A2*       Household Finance Corp., Notes, 8.000% due 7/15/10                                    1,143,879
 2,500,000 NR        International Lease Finance Corp., Notes, 4.750% due 6/2/03                           2,527,205
   645,000 Ba1*      Markel Capital Trust I, Guaranteed Capital Securities, Series B, 8.710% due 1/1/46      506,213
 1,156,000 Aa3*      Merrill Lynch & Co., Inc., Medium-Term Notes, Series B, 7.080% due 10/3/05            1,277,612
 2,000,000 Aa3*      Morgan Stanley, Notes, 7.750% due 6/15/05                                             2,238,272
 1,250,000 B3*       Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27              1,006,250
   220,000 BB+       PXRE Capital Trust I, Guaranteed Capital Securities, 8.850% due 2/1/27                  175,411
 1,500,000 A         SLM Corp., Medium-Term Notes, Series A, 5.625% due 4/10/07                            1,616,792
 1,500,000 Aa3*      Verizon New England Inc., Sr. Notes, 6.500% due 9/15/11                               1,650,488
   500,000 BBB-      Webster Bank, Sub. Notes, 5.875% due 1/15/13                                            510,433
 1,250,000 Aa2*      Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10                                 1,382,726
--------------------------------------------------------------------------------------------------------------------
                                                                                                          32,295,257
--------------------------------------------------------------------------------------------------------------------
Food and Beverages -- 2.2%
 1,750,000 A+        Anheuser-Busch Cos., Inc., Sr. Notes, 6.000% due 4/15/11                              1,940,125
 1,300,000 A+        Archer Daniels Midland Co., Debentures, 7.125% due 3/1/13                             1,533,971
   375,000 CCC       Aurora Foods Inc., Sr. Sub. Notes, Series B, 9.875% due 2/15/07                         144,375
 1,500,000 Aa3*      The Coca-Cola Co., Notes, 5.750% due 3/15/11                                          1,630,943
 1,000,000 BBB+      ConAgra Foods Inc., Notes, 7.500% due 9/15/05                                         1,115,723
   175,000 B+        Cott Beverages Inc., Guaranteed Sr. Sub. Notes, 8.000% due 12/15/11                     186,375
   225,000 BB-       Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                                          209,811
 1,500,000 A+        Diageo Capital PLC, Notes, 3.500% due 11/19/07                                        1,498,307
 1,000,000 A+        The Earthgrains Co., Sr. Notes, 8.500% due 8/1/05                                     1,139,355

                      See Notes to Financial Statements.


    16 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

  FACE
AMOUNT(d)  RATING(e)                                    SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
Food and Beverages -- 2.2% (continued)
                     Fleming Cos., Inc.:
   335,000 B+         Guaranteed Sr. Notes, 10.125% due 4/1/08                                       $    239,525
    60,000 B          Guaranteed Sr. Sub. Notes, Series D, 10.625% due 7/31/07                             30,300
   190,000 B+        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                                   104,500
   250,000 B2*       Michael Foods Inc., Sr. Sub. Notes, Series B, 11.750% due 4/1/11                     283,750
   145,000 CCC       Mrs. Fields' Original Cookies, Inc., Guaranteed Sr. Sub. Notes, Series B,
                       10.125% due 12/1/04                                                                 81,925
   355,000 Ba2*      SC International Services Inc., Guaranteed Sr. Sub. Notes, Series B,
                       9.250% due 9/1/07                                                                  215,219
 1,500,000 AA-       Sysco Corp., Notes, 4.750% due 7/30/05                                             1,590,450
-----------------------------------------------------------------------------------------------------------------
                                                                                                       11,944,654
-----------------------------------------------------------------------------------------------------------------
Healthcare -- 0.5%
   100,000 B2*       Extendicare Health Services Inc., Guaranteed Sr. Notes, 9.500% due 7/1/10             95,500
   390,000 B-        Hanger Orthopedic Group, Inc., Guaranteed Sr. Sub. Notes, 11.250% due 6/15/09        411,450
   800,000 BBB       Laboratory Corp. of America Holdings, Notes, 5.500% due 2/1/13 (f)                   802,127
   385,000 CC        Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                          92,400
   775,000 B+        Per-Se Technologies Inc., Guaranteed Sr. Notes, Series B, 9.500% due 2/15/05         775,000
   395,000 B-        Universal Hospital Services Inc., Sr. Notes, 10.250% due 3/1/08                      379,200
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,555,677
-----------------------------------------------------------------------------------------------------------------
Hotels/Casinos/Gaming -- 0.8%
   330,000 B         Alliance Gaming Corp., Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/07       345,675
   185,000 B         Ameristar Casinos Inc., Guaranteed Sr. Sub. Notes, 10.750% due 2/15/09               198,412
   650,000 A         Carnival Corp., Notes, 6.150% due 10/1/03                                            663,355
   315,000 B1*       Courtyard by Marriott II, Sr. Secured Notes, Series B, 10.750% due 2/1/08            318,938
   335,000 BBB-      Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07                                   347,570
   375,000 BB-       HMH Properties, Inc., Guaranteed Sr. Secured Notes, Series A, 7.875% due 8/1/05      371,250
                     Mandalay Resort Group:
   140,000 BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                             136,500
   390,000 BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07                                        423,150
                     MGM MIRAGE, Guaranteed Sr. Sub. Notes:
   175,000 BB+        9.750% due 6/1/07                                                                   191,406
   460,000 BB+        8.375% due 2/1/11                                                                   492,200
   490,000 BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due 5/15/11                   510,213
   350,000 B+        Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08                            365,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,364,419
-----------------------------------------------------------------------------------------------------------------
Industrial Equipment and Supplies -- 1.0%
    30,000 B-        Argo-Tech Corp., Guaranteed Sr. Sub. Notes, 8.625% due 10/1/07                        23,550
                     Case Corp., Notes:
   175,000 BB         7.250% due 8/1/05                                                                   147,095
    50,000 BB         7.250% due 1/15/16                                                                   36,079
    95,000 BB        Case Credit Corp. Notes, 6.750% due 10/21/07                                          75,047
   195,000 CCC+      Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08                141,375
 2,500,000 A-        Deere & Co., Sr. Notes, 6.550% due 7/15/04                                         2,660,607
   195,000 B         Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10                      215,475
 1,700,000 A         Johnson Controls Inc., Sr. Notes, 5.000% due 11/15/06                              1,789,187
   140,000 B+        NMHG Holding Co., Guaranteed Notes, 10.000% due 5/15/09                              144,200
   265,000 CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                        173,906
   220,000 B         Penhall International Corp., Guaranteed Sr. Sub. Notes, 12.000% due 8/1/06           128,700
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,535,221
-----------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    17 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

  FACE
AMOUNT(d)  RATING(e)                                   SECURITY                                       VALUE
---------------------------------------------------------------------------------------------------------------
Leisure -- 0.1%
                     AMC Entertainment Inc., Sr. Sub. Notes:
   595,000 CCC+       9.500% due 3/15/09                                                           $    571,200
    80,000 CCC+       9.500% due 2/1/11                                                                  76,800
   135,000 CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05                                          108,675
---------------------------------------------------------------------------------------------------------------
                                                                                                        756,675
---------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.1%
   375,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                   395,153
    75,000 BB-       Wolverine Tube Inc., Guaranteed Notes, 10.500% due 4/1/09                           76,875
---------------------------------------------------------------------------------------------------------------
                                                                                                        472,028
---------------------------------------------------------------------------------------------------------------
Multi-Industry -- 0.3%
 1,500,000 Aa1*      3M Co., Medium-Term Notes, Series C, 4.150% due 6/30/05                          1,576,356
---------------------------------------------------------------------------------------------------------------
Multimedia -- 0.7%
 2,500,000 BBB-      News America Holdings Inc., Sr. Debentures, 7.750% due 2/1/24                    2,643,328
 1,225,000 BBB+      Time Warner Inc., Guaranteed Sr. Notes, 6.625% due 5/15/29                       1,136,821
---------------------------------------------------------------------------------------------------------------
                                                                                                      3,780,149
---------------------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 0.3%
                     Buckeye Technologies Inc., Sr. Sub. Notes:
   190,000 B+         9.250% due 9/15/08                                                                165,300
   645,000 B+         8.000% due 10/15/10                                                               519,225
   680,000 Ba2*      Louisiana-Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                      741,200
   100,000 B+        Millar Western Forest Products Ltd., Sr. Notes, 9.875% due 5/15/08                  97,500
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,523,225
---------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 1.1%
 1,500,000 AAA       Johnson & Johnson, Debentures, 6.950% due 9/1/29                                 1,812,636
 1,500,000 AAA       Merck & Co., Inc., Debentures, 6.400% due 3/1/28                                 1,665,972
 2,000,000 AAA       Pfizer Inc., Notes, 5.625% due 2/1/06                                            2,176,026
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,654,634
---------------------------------------------------------------------------------------------------------------
Printing/Publishing -- 0.2%
   165,000 B+        Garden State Newspapers, Inc., Sr. Sub. Notes, Series B, 8.750% due 10/1/09        170,775
   363,023 B-        Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (b)(f)              357,578
   235,000 BB-       Mail-Well I Corp., Guaranteed Sr. Notes, 9.625% due 3/15/12                        213,850
   195,000 B         Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                                203,775
---------------------------------------------------------------------------------------------------------------
                                                                                                        945,978
---------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.1%
   660,000 BB-       Host Marriott L.P., Guaranteed Notes, Series I, 9.500% due 1/15/07                 656,700
---------------------------------------------------------------------------------------------------------------
Retail -- 1.7%
   345,000 B         Advance Stores Co., Inc., Guaranteed Sr. Notes, Series B, 10.250% due 4/15/08      365,700
   105,000 B-        American Restaurant Group Inc., Guaranteed Sr. Secured Notes, Series D,
                       11.500% due 11/1/06                                                               74,025
   145,000 CCC+      CKE Restaurants, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 5/1/09                132,856
 1,500,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05                            1,659,007
   175,000 CCC+      Denny's Corp., Sr. Notes, 11.250% due 1/15/08                                      137,375
    85,000 B-        Friendly Ice Cream Corp., Guaranteed Sr. Notes, 10.500% due 12/1/07                 84,575
                     The Gap Inc., Notes:
   105,000 BB+        8.150% due 12/15/05                                                               112,875
   150,000 BB+        8.800% due 12/15/08                                                               166,125
   340,000 CCC       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due 10/15/07                      324,700

                      See Notes to Financial Statements.


    18 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003

  FACE
AMOUNT(d) RATING(e)                                       SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------------------
Retail -- 1.7% (continued)
  192,000 BBB-      J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12 (f)                                  $    203,520
  290,000 B-        Jo-Ann Stores Inc., Guaranteed Sr. Sub. Notes, 10.375% due 5/1/07                         311,750
1,020,000 A         Lowe's Cos., Inc., Sr. Notes, 7.500% due 12/15/05                                       1,155,216
1,700,000 Aa3*      McDonald's Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08                       1,869,261
  200,000 BB-       The Pep Boys - Manny, Moe & Jack, Medium-Term Notes, Series A,
                      6.710% due 11/3/04                                                                      196,750
  100,000 B+        Perkins Family Restaurants, L.P., Sr. Notes, Series B, 10.125% due 12/15/07                90,625
                    Rite Aid Corp.:
  395,000 B-         Notes, 7.125% due 1/15/07                                                                337,725
  190,000 B-         Sr. Notes, 7.625% due 4/15/05                                                            174,800
  432,000 BB        Saks Inc., Guaranteed Notes, 9.875% due 10/1/11                                           447,120
  200,000 B+        Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09                                    186,000
1,000,000 A-        Sears Roebuck Acceptance Corp., Bonds, 7.000% due 6/1/32                                  895,767
---------------------------------------------------------------------------------------------------------------------
                                                                                                            8,925,772
---------------------------------------------------------------------------------------------------------------------
Technology -- 0.1%
  120,000 BBB-      Arrow Electronic Inc., Sr. Debentures, 6.875% due 6/1/18                                  108,730
  650,000 BBB-      Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08                                594,750
---------------------------------------------------------------------------------------------------------------------
                                                                                                              703,480
---------------------------------------------------------------------------------------------------------------------
Telecommunications -- 1.9%
  285,000 CCC-      Alamosa Holdings Inc., Guaranteed Sr. Discount Notes,
                      step bond to yield 12.726% due 2/15/10                                                   57,000
1,500,000 A         Alltel Corp., Sr. Notes, 7.500% due 3/1/06                                              1,670,856
  650,000 CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09                                        523,250
1,525,000 BBB       AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31                               1,579,597
  215,000 B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09                                         205,325
                    Crown Castle International Corp.:
  310,000 B3*        Sr. Discount Notes, step bond to yield 10.376% due 5/15/11                               217,000
  345,000 B3*        Sr. Notes, 10.750% due 8/1/11                                                            296,700
  455,000 D         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 16.565% due 2/1/10 (c)           45
   75,000 CCC-      Horizon PCS Inc., Guaranteed Sr. Notes, step bond to yield 16.134% due 10/1/10              3,375
  755,000 NR        Metromedia Fiber Network, Inc., Notes, 14.000% due 3/15/07 (c)                            169,875
1,150,000 B         Nextel Communications, Inc., Sr. Discount Notes,
                      step bond to yield 10.661% due 2/15/08                                                1,132,750
  295,000 CCC+      Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09                                     278,775
  225,000 B         Northern Telecom Capital Corp., Guaranteed Notes, 7.875% due 6/15/26                      165,375
  380,000 Ba3*      Qwest Corp., Notes, 8.875% due 3/15/12 (f)                                                395,200
  313,000 CCC+      Qwest Services Corp., Notes, 14.000% due 12/15/14 (f)                                     338,823
2,200,000 BBB-      Sprint Capital Corp., Guaranteed Sr. Notes, 6.875% due 11/15/28                         1,716,000
1,250,000 A         Vodafone Group PLC, Notes, 6.250% due 11/30/32                                          1,233,226
---------------------------------------------------------------------------------------------------------------------
                                                                                                            9,983,172
---------------------------------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.2%
                    Levi Strauss & Co., Sr. Notes,
  355,000 BB-        11.625% due 1/15/08                                                                      350,562
  100,000 BB-        12.250% due 12/15/12 (f)                                                                 100,000
  150,000 BBB-      Tommy Hilfiger USA Inc., Guaranteed Notes, 6.500% due 6/1/03                              151,000
  265,000 B         Tropical Sportswear International Corp., Guaranteed Sr. Sub. Notes, Series A,
                      11.000% due 6/15/08                                                                     263,013
  305,000 B         William Carter Co., Guaranteed Sr. Sub. Notes, Series B, 10.875% due 8/15/11              337,406
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,201,981
---------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    19 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


  FACE
AMOUNT(d)       RATING(e)                                SECURITY
-------------------------------------------------------------------------------------------------------------
Transportation -- 2.1%
 2,500,000      Baa2*     CSX Corp., Sr. Debentures, 7.250% due 5/1/04                           $  2,653,195
 3,000,000      Baa1*     Norfolk Southern Corp., Notes, 7.875% due 2/15/04                         3,188,919
 3,000,000      BBB       Union Pacific Corp., Notes, 5.840% due 5/25/04                            3,140,445
 1,500,000      AAA       United Parcel Service Inc., Debentures, 8.375% due 4/1/30                 2,038,416
-------------------------------------------------------------------------------------------------------------
                                                                                                   11,020,975
-------------------------------------------------------------------------------------------------------------
Utilities -- 0.9%
    75,000      BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                                   77,158
   795,000      B+        Calpine Canada Energy Finance, Guaranteed Sr. Notes, 8.500% due 5/1/08      373,650
                          Calpine Corp., Sr. Notes:
   195,000      B+         8.750% due 7/15/07                                                          92,625
 1,450,000      B+         8.625% due 8/15/10                                                         667,000
                          CMS Energy Corp., Sr. Notes:
   240,000      B+         7.625% due 11/15/04                                                        212,500
   130,000      B+         9.875% due 10/15/07                                                        117,126
   850,000      A-        Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33                   868,126
 1,000,000      A         Duke Energy Corp., Bonds, 6.450% due 10/15/32                               953,025
   380,000      BB-       Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                       210,900
   435,000      B-        Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10                   393,675
   900,000      BBB       Pepco Holdings Inc., Notes, 5.500% due 8/15/07 (f)                          939,038
-------------------------------------------------------------------------------------------------------------
                                                                                                    4,904,823
-------------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $157,799,080)                                                  157,139,223
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.7%
Broadcasting/Cable -- 0.0%
   335,000/GBP/ Ca*       Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07 (f)              104,825
-------------------------------------------------------------------------------------------------------------
Healthcare -- 0.1%
   490,000      B         DaVita, Inc., 7.000% due 5/15/09                                            499,188
-------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.4%
   435,000      B3*       Amkor Technologies Inc., 5.000% due 3/15/07                                 261,000
   675,000/EUR/ B-        COLT Telecom Group PLC, 2.000% due 4/3/07 (f)                               361,755
   595,000      Ba3*      LSI Logic Corp., 4.000% due 2/15/05                                         542,938
   835,000      B-        TriQuint Semiconductor Inc., 4.000% due 3/1/07                              673,219
   220,000      B3*       Vitesse Semiconductor Corp., 4.000% due 3/15/05                             184,525
-------------------------------------------------------------------------------------------------------------
                                                                                                    2,023,437
-------------------------------------------------------------------------------------------------------------
Technology -- 0.2%
   750,000      Ba2*      Celestica International Inc., zero coupon due 8/1/20                        353,437
   845,000      B1*       Sanmina Corp., zero coupon due 9/12/20                                      362,294
   385,000      Ba3*      Spherion Corp., 4.500% due 6/1/05                                           349,388
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,065,119
-------------------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                          (Cost -- $3,975,934)                                                      3,692,569
-------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   20 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


  FACE
AMOUNT(d)    RATING(e)                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.7%
   2,750,745 CCC       Airplanes Pass-Through Trust, Series 1, Class D, 10.875% due 3/15/12         $     82,522
   1,875,000 AAA       Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4,
                         5.550% due 10/20/23                                                           1,878,662
   1,850,000 AAA       Option One Mortgage Loan Trust, Series 2003-1, Class A-2, 1.790% due 2/25/33    1,850,037
----------------------------------------------------------------------------------------------------------------
                       TOTAL ASSET-BACKED SECURITIES
                       (Cost -- $6,698,975)                                                            3,811,221
----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
Financial Services -- 0.0%
      35,232 AAA       Merrill Lynch Mortgage Investors, Inc., Series 1997-C1, Class A-1,
                         6.950% due 6/18/29 (Cost -- $35,571)                                             35,894
----------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                                 SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 9.0%
U.S. Treasury Obligations -- 7.4%
                       U.S. Treasury Notes:
$  1,500,000            3.250% due 12/31/03                                                            1,527,482
  10,000,000            3.000% due 2/29/04                                                            10,181,260
   5,000,000            6.500% due 8/15/05                                                             5,558,595
   2,500,000            4.625% due 5/15/06                                                             2,678,225
     790,000            3.000% due 11/15/07                                                              791,759
                       U.S. Treasury Bonds:
   4,500,000            7.250% due 5/15/16                                                             5,710,959
   2,500,000            7.875% due 2/15/21                                                             3,403,518
   2,772,000            6.125% due 8/15/29                                                             3,230,896
   5,500,000            6.250% due 5/15/30                                                             6,532,328
----------------------------------------------------------------------------------------------------------------
                                                                                                      39,615,022
----------------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 1.6%
   2,500,000           Federal Home Loan Bank (FHLB), 6.625% due 11/15/10                              2,895,983
                       Federal National Mortgage Association (FNMA):
      17,074            7.000% due 6/1/03                                                                 17,340
      43,862            7.000% due 7/1/03                                                                 44,547
   1,545,555            6.500% due 4/1/29                                                              1,611,696
   2,168,897            6.500% due 5/1/29                                                              2,261,714
     531,032            8.500% due 10/1/30                                                               572,091
   1,059,898           Government National Mortgage Association (GNMA), 7.000% due 2/15/24             1,133,328
----------------------------------------------------------------------------------------------------------------
                                                                                                       8,536,699
----------------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                       (Cost -- $44,470,761)                                                          48,151,721
----------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

   21 Smith Barney Balanced Fund  | 2003 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                JANUARY 31, 2003


WARRANTS                                               SECURITY                                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
WARRANTS (a) -- 0.0%
Commercial Printing/Forms -- 0.0%
     505 Merrill Corp., Expire 5/1/09                                                                          $         50
---------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
      95 Pliant Corp., Expire 6/1/10                                                                                    107
---------------------------------------------------------------------------------------------------------------------------
Technology -- 0.0%
     505 Cybernet Internet Service International, Inc., Expire 7/1/09 (f)                                                 1
   1,815 WAM!NET, Inc., Expire 3/1/05 (f)                                                                                18
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19
---------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
     455 GT Group Telecom Inc., Expire 2/1/10 (f)                                                                       398
     485 IWO Holdings Inc., Expire 1/15/11 (f)                                                                            5
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                        403
---------------------------------------------------------------------------------------------------------------------------
         TOTAL WARRANTS
         (Cost -- $216,190)                                                                                             579
---------------------------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                                SECURITY                                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
$469,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at maturity -- $469,033; (Fully collateralized by U.S. Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27; Market value -- $483,071)
           (Cost -- $469,000)                                                                                       469,000
---------------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $554,958,954**)                                                                              $535,365,203
---------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c) Security is currently in default.
(d) Face amount denominated in U.S. dollars unless otherwise indicated.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:

  EUR -- Euro.
  GBP -- British Pound.

  See pages 23 and 24 for definitions of ratings.

                      See Notes to Financial Statements.


    22 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

    23 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

    24 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                JANUARY 31, 2003


ASSETS:
  Investments, at value (Cost -- $554,958,954)               $ 535,365,203
  Cash                                                                 688
  Dividends and interest receivable                              4,118,298
  Receivable for securities sold                                 2,807,758
  Receivable for Fund shares sold                                   95,592
--------------------------------------------------------------------------
  Total Assets                                                 542,387,539
--------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                               2,282,536
  Payable for Fund shares purchased                                811,349
  Investment advisory fee payable                                  200,494
  Administration fee payable                                        88,812
  Distribution fees payable                                          1,494
  Accrued expenses                                                 222,174
--------------------------------------------------------------------------
  Total Liabilities                                              3,606,859
--------------------------------------------------------------------------
Total Net Assets                                             $ 538,780,680
--------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                 $      54,616
  Capital paid in excess of par value                          728,370,874
  Overdistributed net investment income                           (420,485)
  Accumulated net realized loss from security transactions
   and futures contracts                                      (169,631,650)
  Net unrealized depreciation of investments and foreign
   currencies                                                  (19,592,675)
--------------------------------------------------------------------------
Total Net Assets                                             $ 538,780,680
--------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                       47,794,690
---------------------------------------------------------------------------
  Class B                                                        4,863,484
---------------------------------------------------------------------------
  Class L                                                        1,673,166
---------------------------------------------------------------------------
  Class O                                                          284,308
---------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                     $9.87
---------------------------------------------------------------------------
  Class B *                                                          $9.84
---------------------------------------------------------------------------
  Class L **                                                         $9.85
---------------------------------------------------------------------------
  Class O **                                                         $9.83
---------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                       $10.39
---------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                        $9.95
---------------------------------------------------------------------------
  Class O (net asset value plus 1.01% of net asset value
   per share)                                                        $9.93
--------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


    25 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JANUARY 31, 2003



INVESTMENT INCOME:
 Interest                                                         $  9,234,247
 Dividends                                                           2,146,771
 Less: Foreign withholding tax                                          (9,176)
-------------------------------------------------------------------------------
 Total Investment Income                                            11,371,842
-------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fee (Note 2)                                    1,297,104
 Distribution fees (Note 2)                                            928,183
 Administration fee (Note 2)                                           576,491
 Shareholder and system servicing fees                                 179,367
 Custody                                                                51,319
 Shareholder communications                                             35,136
 Registration fees                                                      26,658
 Audit and legal                                                        16,609
 Trustees' fees                                                          7,893
 Other                                                                   8,763
-------------------------------------------------------------------------------
 Total Expenses                                                      3,127,523
-------------------------------------------------------------------------------
Net Investment Income                                                8,244,319
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 7 AND 8):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)         (20,694,335)
   Futures contracts                                                  (380,654)
   Foreign currency transactions                                        11,180
-------------------------------------------------------------------------------
 Net Realized Loss                                                 (21,063,809)
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
   Security transactions                                             3,794,571
   Foreign currency transactions                                           (20)
-------------------------------------------------------------------------------
 Decrease in Net Unrealized Depreciation                             3,794,551
-------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Foreign Currencies  (17,269,258)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (9,024,939)
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

    26 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                       2003           2002
-------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  8,244,319  $  21,631,593
  Net realized loss                                 (21,063,809)   (73,843,996)
  (Increase) decrease in net unrealized
   depreciation                                       3,794,551    (86,437,307)
------------------------------------------------------------------------------
  Decrease in Net Assets From Operations             (9,024,939)  (138,649,710)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (8,242,476)   (23,581,795)
------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                      (8,242,476)   (23,581,795)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                   11,385,739     53,824,749
  Net asset value of shares issued for
   reinvestment of dividends                          7,014,260     20,089,390
  Cost of shares reacquired                         (62,856,361)  (175,076,774)
------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                                     (44,456,362)  (101,162,635)
------------------------------------------------------------------------------
Decrease in Net Assets                              (61,723,777)  (263,394,140)

NET ASSETS:
  Beginning of period                               600,504,457    863,898,597
------------------------------------------------------------------------------
  End of period*                                   $538,780,680  $ 600,504,457
------------------------------------------------------------------------------
* Includes overdistributed net investment income
  of:                                                 $(420,485)     $(433,508)
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    27 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f ) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and ( j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $1,225,033 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.


    28 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2003, the Fund paid transfer agent fees of $278,428 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2003, SSB and its affiliates received brokerage commissions of $16,241.

There are maximum initial sales charges of 5.00%, 1.00% and 1.00% for Class A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2003, SSB received sales charges of approximately $26,000 and $8,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2003, CDSCs paid to SSB were approximately:

                                    Class B Class L
---------------------------------------------------
CDSCs                               $47,000 $1,000
---------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2003, total Distribution Plan fees incurred were as follows:

                                    Class A  Class B  Class L Class O
---------------------------------------------------------------------
Distribution Plan Fees              $627,135 $205,493 $85,365 $10,190
---------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


    29 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

3. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------
Purchases                           $192,951,561
------------------------------------------------
Sales                                220,670,701
------------------------------------------------

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------
Gross unrealized appreciation        $ 35,209,586
Gross unrealized depreciation         (54,803,337)
--------------------------------------------------
Net unrealized depreciation         $(19,593,751)
--------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2003, the Fund did not have any securities on loan.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2003, the Fund did not hold any purchased call or put option contracts.


    30 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the six months ended January 31, 2003, the Fund did not enter into any written call or put option contracts.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At January 31, 2003, the Fund did not hold any futures contracts.

8. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At January 31, 2003, the Fund did not have any open forward foreign currency contracts.


    31 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

9. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $96,462,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                               2008      2009        2010
---------------------------------------------------------------------------------------------
Capital Loss Carryforward                                    $888,000 $24,644,000 $70,930,000
---------------------------------------------------------------------------------------------

10.Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                            Six Months Ended              Year Ended
                                                            January 31, 2003            July 31, 2002
                                                        ------------------------  -------------------------
                                                          Shares       Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                808,377  $  8,152,845   3,586,272  $  42,526,356
Shares issued on reinvestment                              642,876     6,303,538   1,541,024     17,612,619
Shares reacquired                                       (4,633,621)  (46,516,136) (9,823,102)  (112,673,685)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                            (3,182,368) $(32,059,753) (4,695,806) $ (52,534,710)
-----------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                180,143  $  1,813,409     519,722  $   6,004,614
Shares issued on reinvestment                               53,010       517,448     170,269      1,940,563
Shares reacquired                                       (1,416,619)  (14,194,244) (4,852,988)   (56,715,965)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                            (1,183,466) $(11,863,387) (4,162,997) $ (48,770,788)
-----------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                140,646  $  1,414,476     454,914  $   5,227,339
Shares issued on reinvestment                               16,642       162,974      39,201        447,466
Shares reacquired                                         (200,374)   (2,011,295)   (427,172)    (4,889,025)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    (43,086) $   (433,845)     66,943  $     785,780
-----------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                    515  $      5,009       5,518  $      66,440
Shares issued on reinvestment                                3,100        30,300       7,785         88,742
Shares reacquired                                          (13,659)     (134,686)    (70,749)      (798,099)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                               (10,044) $    (99,377)    (57,446) $    (642,917)
-----------------------------------------------------------------------------------------------------------


    32 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                2003/(1)(2)/   2002/(2)/   2001/(2)/ 2000/(2)/ 1999/(2)/  1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.18        $12.74       $14.83    $13.86    $16.52   $15.53
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.15          0.35         0.43      0.45      0.45     0.70
 Net realized and unrealized gain (loss)/(3)/   (0.31)        (2.53)       (1.99)     1.00      0.92     1.80
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.16)        (2.18)       (1.56)     1.45      1.37     2.50
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.15)        (0.38)       (0.48)    (0.40)    (0.37)   (0.68)
 Net realized gains                                --            --        (0.05)    (0.08)    (3.66)   (0.83)
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.15)        (0.38)       (0.53)    (0.48)    (4.03)   (1.51)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $ 9.87        $10.18       $12.74    $14.83    $13.86   $16.52
--------------------------------------------------------------------------------------------------------------
Total Return                                    (1.56)%++    (17.40)%     (10.73)%   10.62%    12.27%   16.70%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $472          $519         $709      $436      $310     $279
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.04%+        1.11%        1.02%     1.04%     1.08%    1.05%
 Net investment income/(3)/                       2.90+         3.01        3.04      3.10      3.26     4.29
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            36%           40%          63%       43%       60%     110%
--------------------------------------------------------------------------------------------------------------

Class B Shares                                2003/(1)(2)/   2002/(2)/   2001/(2)/ 2000/(2)/ 1999/(2)/  1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $10.13        $12.68      $ 14.78    $13.82    $16.49   $15.52
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.14          0.28         0.34      0.37      0.38     0.62
 Net realized and unrealized gain (loss)/(3)/   (0.31)        (2.51)       (1.98)     1.01      0.93     1.80
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.17)        (2.23)       (1.64)     1.38      1.31     2.42
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.12)        (0.32)       (0.41)    (0.34)    (0.32)   (0.62)
 Net realized gains                                --            --        (0.05)    (0.08)    (3.66)   (0.83)
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.12)        (0.32)       (0.46)    (0.42)    (3.98)   (1.45)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $ 9.84        $10.13      $ 12.68    $14.78    $13.82   $16.49
--------------------------------------------------------------------------------------------------------------
Total Return                                    (1.65)%++    (17.82)%     (11.28)%   10.09%    11.78%   16.17%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)              $48           $61         $129      $353      $568     $740
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.21%+        1.67%        1.47%     1.55%     1.56%    1.52%
 Net investment income/(3)/                      2.74+         2.47         2.51      2.60      2.81     3.87
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            36%           40%          63%       43%       60%     110%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended January 31, 2003 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class A and B shares, respectively, would have been $0.36 and $0.29 for net investment income, $2.54 and $2.52 for net realized and unrealized loss, and 3.12% and 2.58% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.



    33 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                2003/(1)(2)/   2002/(2)/    2001/(2)/ 2000/(2)/ 1999/(2)/   1998/(3)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.15        $12.70       $14.79    $13.83    $16.52     $17.14
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                      0.11           0.27         0.32      0.34      0.35       0.02
 Net realized and unrealized gain (loss)/(4)/   (0.30)         (2.53)       (1.98)     1.01      0.91      (0.41)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.19)        (2.26)       (1.66)     1.35      1.26      (0.39)
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.11)         (0.29)       (0.38)    (0.31)    (0.29)        --
 Net realized gains                                --             --        (0.05)    (0.08)    (3.66)     (0.23)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.11)        (0.29)       (0.43)    (0.39)    (3.95)     (0.23)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 9.85        $10.15       $12.70    $14.79    $13.83     $16.52
--------------------------------------------------------------------------------------------------------------------
Total Return                                     (1.87)%++    (18.02)%     (11.44)%    9.87%    11.43%     (2.28)%++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $16,476       $17,428      $20,939   $14,943    $7,508       $486
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.82%+         1.81%        1.73%     1.80%     1.85%      1.74%+
 Net investment income/(4)/                      2.12+          2.31         2.34      2.34      2.54       2.51+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             36%           40%          63%       43%       60%       110%
--------------------------------------------------------------------------------------------------------------------

Class O Shares                                2003/(1)(2)/   2002/(2)/    2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(5)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.14        $12.69       $14.79    $13.83    $16.50     $15.53
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                      0.12           0.30         0.37      0.37      0.39       0.64
 Net realized and unrealized gain (loss)/(4)/   (0.30)         (2.52)       (2.00)     1.01      0.92       1.79
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.18)        (2.22)       (1.63)     1.38      1.31       2.43
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.13)         (0.33)       (0.42)    (0.34)    (0.32)     (0.63)
 Net realized gains                                --             --        (0.05)    (0.08)    (3.66)     (0.83)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.13)        (0.33)       (0.47)    (0.42)    (3.98)     (1.46)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 9.83        $10.14       $12.69    $14.79    $13.83     $16.50
--------------------------------------------------------------------------------------------------------------------
Total Return                                     (1.79)%++    (17.73)%     (11.19)%   10.13%    11.79%     16.19%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $2,796        $2,986       $4,465    $5,738    $6,606     $8,838
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.54%+         1.50%        1.39%     1.53%     1.50%      1.48%
 Net investment income/(4)/                      2.40+          2.62         2.64      2.62      2.83       3.89
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             36%           40%          63%       43%       60%       110%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period June 15, 1998 (inception) to July 31, 1998.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class L and O shares, respectively, would have been $0.28 and $0.32 for net investment income, $2.54 and $2.54 for net realized and unrealized loss, and 2.42% and 2.73% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(5) On June 12, 1998, Class C shares were renamed Class O shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    34 Smith Barney Balanced Fund | 2003 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                 BALANCED FUND



           TRUSTEES                     INVESTMENT ADVISER
           Lee Abraham                  Smith Barney Fund
           Allan J. Bloostein             Management LLC
           Jane F. Dasher
           R. Jay Gerken, Chairman      DISTRIBUTOR
           Richard E. Hanson, Jr.       Salomon Smith Barney Inc.
           Dr. Paul Hardin
           Roderick C. Rasmussen        CUSTODIAN
           John P. Toolan               State Street Bank and
                                          Trust Company
           OFFICERS
           R. Jay Gerken                TRANSFER AGENT
           President and                Citicorp Trust Bank, fsb.
           Chief Executive Officer      125 Broad Street, 11th Floor
                                        New York, New York 10004
           Lewis E. Daidone
           Senior Vice President and    SUB-TRANSFER AGENT
           Chief Administrative Officer PFPC Global Fund Services
                                        P.O. Box 9699
           Richard L. Peteka            Providence, Rhode Island
           Chief Financial Officer      02940-9699
           and Treasurer

           Gerald J. Culmone
           Vice President and
           Investment Officer

           Charles P. Graves III, CFA
           Vice President and
           Investment Officer

           Peter J. Wilby, CFA
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Balanced Fund




 This report is submitted for the general information of the shareholders of Smith Barney Income Funds --Smith Barney Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY BALANCED FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 [LOGO] SalomonSmithBarney
        A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2175 3/03                                                             03-4578

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
                                  SMITH BARNEY
                                CONVERTIBLE FUND
     ---------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

     ---------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
     ---------------------------------------------------------------------

[PHOTO OMITTED]

PETER D. LUKE
PORTFOLIO MANAGER

PETER D. LUKE

Peter D. Luke, portfolio manager, has more than 35 years securities business experience.

Education: BSc in Economics from the University of London.

FUND OBJECTIVE

The Fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate.

FUND FACTS

FUND INCEPTION

September 9, 1986

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
35 years

                            CLASS A        CLASS B      CLASS L      CLASS O
--------------------------------------------------------------------------------
NASDAQ                       SCRAX          SCVSX        CNVSL        SCVOX
--------------------------------------------------------------------------------
INCEPTION                   11/6/92        9/9/86       6/15/98      11/7/94
--------------------------------------------------------------------------------

[LOGO] Classic Series

Semi-Annual Report . January 31, 2003

SMITH BARNEY
CONVERTIBLE FUND

Average Annual Total Returns as of January 31, 2003*

                                      Without Sales Charges(1)

                            Class A         Class B       Class L     Class O
--------------------------------------------------------------------------------
Six-Month+                   8.64%           8.42%         8.18%       8.42%
--------------------------------------------------------------------------------
One-Year                    (6.90)          (7.35)        (7.53)      (7.34)
--------------------------------------------------------------------------------
Five-Year                    0.60            0.09           N/A        0.07
--------------------------------------------------------------------------------
Ten-Year                     5.36            4.83           N/A         N/A
--------------------------------------------------------------------------------
Since Inception++            5.80            6.19         (0.76)       5.17
--------------------------------------------------------------------------------

                                       With Sales Charges(2)

                            Class A         Class B       Class L     Class O
--------------------------------------------------------------------------------
Six-Month+                   3.22%           3.42%         6.09%       6.33%
--------------------------------------------------------------------------------
One-Year                   (11.54)         (11.77)        (9.31)      (9.13)
--------------------------------------------------------------------------------
Five-Year                   (0.42)          (0.07)          N/A       (0.13)
--------------------------------------------------------------------------------
Ten-Year                     4.82            4.83           N/A         N/A
--------------------------------------------------------------------------------
Since Inception++            5.27            6.19         (0.97)       5.04
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charge of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

What's Inside

Letter From the Chairman ..................................................    1

Manager Overview ..........................................................    2

Fund at a Glance ..........................................................    5

Historical Performance ....................................................    6

Value of $10,000 ..........................................................    9

Schedule of Investments ...................................................   10

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statements of Changes in Net Assets .......................................   17

Notes to Financial Statements .............................................   18

Financial Highlights ......................................................   22

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                            LETTER FROM THE CHAIRMAN

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Convertible Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003

  1   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

                                MANAGER OVERVIEW

Performance Review

For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned 8.64%. The Fund outperformed the Merrill Lynch All U.S. Convertible Index,(i) which gained 7.96%, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index,(ii) which returned 8.31% and the Salomon Smith Barney Broad Investment-Grade Bond Index,(iii) which returned 5.10% for the same period. The Fund performed significantly better than its unmanaged benchmark, the S&P 500 Index(iv) and its Lipper peer group of convertible securities funds, which returned -5.26% and 5.00%, respectively, for the same period.(1) Furthermore, as of January 31, 2003, the Fund's 30-day SEC yield was 4.35%(2) while its annualized distribution yield(3) was 5.35%. By comparison, the average annualized distribution yield of the Fund's Lipper peer group of convertible securities funds was 3.62%.(v)

Why Invest in Convertibles?

Convertible securities are issued by companies either as bonds or preferred shares that are convertible at the option of the holder into the common stock or other equity interest of the issuer at a predetermined price or rate. Convertibles enjoy priority over the underlying common stocks into which they are convertible both in terms of the distribution of income (by way of interest or dividends) and in the event of liquidation. Although past performance does not guarantee future results, studies suggest that over the long term, convertibles can capture as much as 70% of the upward movement of common stocks, yet participate in only about 54% of the downside.(vi) Therefore, they are considered more conservative investments than stocks.

Investor Sentiment Shifts

The U.S. convertible market performed exceptionally well over the reporting period relative to many other asset classes as investor sentiment fluctuated, causing the tides to turn in the financial markets throughout the period.

When the period began, lingering concerns about the economy and corporate accounting scandals reported earlier in the year continued to exhibit pressure on equity prices. Investors' aversion to risk compelled them to purchase less risky U.S. Treasuries, while the prices of corporate bonds collectively lagged those of Treasuries. Given that bond prices move opposite to yields, as yields dropped on Treasuries, the spreads (or difference between yields on corporate bonds versus U.S. Treasuries) widened during the first two months of the period.

As the period advanced, the financial markets reversed course as investor sentiment toward the economy became more positive. Equity prices rallied, reversing, at least temporarily, one of the longest downtrends in the U.S. stock market's history, and the Federal Reserve(vii) cut short-term interest rates to help stimulate the economy. Furthermore, the spreads between yields on corporate debt securities and Treasuries started to narrow. Since equity prices and corporate interest rate spreads are the most important determinants of convertible valuations, the reversal in this trend provided a very favorable environment for convertible securities.

__________
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 69 funds in the convertible securities funds category with reinvestment of dividends and capital gains excluding sales charges.
(2) The 30-day SEC yield is the average annualized net investment income per share for the 30 days ended January 31, 2003 and is subject to change. Yield for other share classes may vary due to differences in sales charge structure and class expenses.
(3) Annualized distribution yield is the Fund's current monthly income dividend rate for Class A shares, annualized, and then divided by the Class A shares' NAV noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.060 per Class A share for 12 months. This rate is as of January 31, 2003 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.

  2   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Depressed Sectors Rebound

In the last shareholder report, we noted that investors' concerns about corporate bankruptcies and the resulting selling pressure in the bond market had created many investment opportunities. We took advantage of these opportunities and purchased many discounted convertible bonds. This decision benefited the Fund as many of these securities appreciated during this reporting period.

Many of these underpriced debt issues were in the technology sector of the market, which rallied significantly during the period. The Fund's performance in this sector was also influenced by strong rebounds in low-priced technology stocks. In terms of the Fund's securities exposure on an industry basis, technology was the second-largest sector in the Fund at the beginning of the period, and it was by far the leading contributor to the Fund's positive performance over the period. Lucent Technologies Inc., Nortel Networks Corp. and Rational Software Corp. generated particularly strong performances. (During the period, IBM announced plans it would seek to acquire Rational Software Corp.) While we proceeded to reduce the Fund's exposure to this sector over the period, as of the period's close, technology was the third largest sector in terms of exposure in the Fund.

Healthcare, the largest sector in the Fund for the entire period, was the second best contributor to the Fund's results for the period. The sector benefited from an improvement in the credit picture of Elan Finance Corp. Ltd. and strong market performance of the company's bonds. A similar story occurred in the utilities sector, which was the third best-performing sector. Utilities bonds benefited as the bonds of The AES Corp. dramatically recovered on receding bankruptcy fears.

The following two sectors were the only two sectors that negatively impacted the Fund during the period. The consumer cyclicals sector was influenced by the market's growing caution toward the dimmer prospects for domestic auto manufacturers. This concern, in turn, weighed heavily on the Fund's holding of Ford Motor Co. convertible preferred shares. The Fund's holdings in the basic industries sector were affected by concerns about the underlying strength of the economy.

Factors Influencing Our Outlook

The economic recovery that we believe started at the end of 2001, although subdued and choppy, still appears to be underway. Along with the economy, corporate profits are also recovering but mounting tensions in the Middle East have restrained equity market performance. We anticipate that once these issues have settled and uncertainties subside, a very ebullient "relief rally" in financial markets may initially ensue. However, we expect investors to remain cautious thereafter and for equity markets to settle. Although past performance is not predictive of future results, over the long term, we anticipate equity markets will generate returns more in line with long-term historical returns. Should this scenario prove to be the case, the environment could be more favorable for convertible investing as, during periods of modestly advancing equity prices, the income component of convertible instruments assumes greater significance in determining total return.

In terms of evaluating a convertible security, we analyze the equity characteristics of the underlying common stock as well as the fixed-income characteristics of the convertible security itself. Our goal is to maximize return potential while also to reduce risk relative to equities through seeking current income. Going forward, our aim will continue to be to position the Fund like a classic convertible fund that will participate in the upside potential of the equity market, while retaining some degree of downside protection and a high level of current income. In normal circumstances we will seek to outperform the convertible market based on our security selection process, and only in unusual circumstances, will we position the Fund in a significantly different manner relative to the broad convertible securities market.

The convertible market has become an important part of the U.S. financial market, providing $55 billion of new financing to corporations in calendar year 2002 with constant innovation in the type and structure of the individual instruments issued. The total market value of the U.S. convertible market stood at $220 billion at the end of January, up from $128 billion at the

  3   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders
end of 1998. We believe that the market will continue to grow in the years ahead, and therefore enhance liquidity and offer more opportunities going forward. We believe that in today's environment, given the potential rewards versus risks of this asset class, a professionally managed portfolio of convertibles can offer favorable prospects over the long term. We employ a rigorous and disciplined security-selection process with input from more than 25 investment professionals who have access to Citigroup Asset Management's vast world-class research capabilities. Furthermore, we have the experience to make prudent, educated investment decisions.

Thank you for your investment in the Smith Barney Convertible Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter D. Luke


Peter D. Luke
Investment Officer

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings.

__________
(i) The Merrill Lynch All U.S. Convertible Index is a market capitalization-weighted index of domestic corporate convertible securities. In order to be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Please note that an investor cannot invest directly in an index.
(ii) The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market. Please note that an investor cannot invest directly in an index.
(iii) The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
(iv) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(v)   Source: Lipper.
(vi)  Source: Goldman Sachs.
(vii) The Federal Reserve is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

  4   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

             Smith Barney Convertible Fund at a Glance (unaudited)

Top Ten Holdings*+

 1. News America Inc. ....................................................  3.4%

 2. Titan Capital Trust ..................................................  3.1

 3. Universal Health Services, Inc. ......................................  3.1

 4. Sanmina-SCI Corp. ....................................................  3.0

 5. Costco Wholesale Corp. ...............................................  2.9

 6. Tyco International Group SA ..........................................  2.7

 7. Anthem, Inc. .........................................................  2.5

 8. Solectron Corp. ......................................................  2.4

 9. CIENA Corp. ..........................................................  2.3

10. EchoStar Communications Corp. ........................................  2.2

                           Industry Diversification*+

   [The following table was depicted as a bar chart in the printed material.]

                            1.6%   Basic Industries
                            7.5%   Capital Goods
                            5.3%   Communications
                            8.6%   Consumer Cyclicals
                            7.6%   Consumer Non-Cyclicals
                            4.7%   Energy
                           20.3%   Financial Services
                           21.7%   Healthcare
                           19.7%   Technology
                            3.0%   Utilities

                            Investment Breakdown*++

   [The following table was depicted as a pie chart in the printed material.]

                            2.1%   Repurchase Agreement
                           24.8%   Convertible Preferred Stock
                            8.1%   Common Stock
                           65.0%   Convertible Bonds

* All information is as of January 31, 2003. Please note that Fund holdings are subject to change.
+     As a percentage of total investments, excluding repurchase agreement.
++    As a percentage of total investments.

  5   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Historical Performance -- Class A Shares

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain       Total
Period Ended              of Period    of Period   Dividends      Distributions   Returns(1)+
=============================================================================================
1/31/03                     $12.75      $13.47       $0.36            $0.00           8.64%++
---------------------------------------------------------------------------------------------
7/31/02                      15.73       12.75        0.72             0.00         (14.85)
---------------------------------------------------------------------------------------------
7/31/01                      15.50       15.73        0.71             0.00           6.16
---------------------------------------------------------------------------------------------
7/31/00                      15.25       15.50        0.65             0.00           6.13
---------------------------------------------------------------------------------------------
7/31/99                      16.90       15.25        0.66             0.44          (3.11)
---------------------------------------------------------------------------------------------
7/31/98                      18.61       16.90        0.79             1.26           1.97
---------------------------------------------------------------------------------------------
7/31/97                      15.66       18.61        0.75             0.36          26.94
---------------------------------------------------------------------------------------------
7/31/96                      15.27       15.66        0.73             0.00           7.41
---------------------------------------------------------------------------------------------
7/31/95                      14.56       15.27        0.73             0.00          10.35
---------------------------------------------------------------------------------------------
7/31/94                      14.99       14.56        0.73             0.00           1.99
---------------------------------------------------------------------------------------------
Inception* -- 7/31/93        13.82       14.99        0.51             0.03          12.63++
=============================================================================================
Total                                                $7.34            $2.09
=============================================================================================

Historical Performance -- Class B Shares

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain       Total
Period Ended              of Period    of Period   Dividends      Distributions   Returns(1)+
=============================================================================================
1/31/03                     $12.69      $13.42       $0.32            $0.00           8.42%++
---------------------------------------------------------------------------------------------
7/31/02                      15.66       12.69        0.64             0.00         (15.32)
---------------------------------------------------------------------------------------------
7/31/01                      15.45       15.66        0.63             0.00           5.53
---------------------------------------------------------------------------------------------
7/31/00                      15.22       15.45        0.59             0.00           5.59
---------------------------------------------------------------------------------------------
7/31/99                      16.89       15.22        0.60             0.44          (3.61)
---------------------------------------------------------------------------------------------
7/31/98                      18.60       16.89        0.71             1.26           1.51
---------------------------------------------------------------------------------------------
7/31/97                      15.66       18.60        0.67             0.36          26.29
---------------------------------------------------------------------------------------------
7/31/96                      15.27       15.66        0.66             0.00           6.91
---------------------------------------------------------------------------------------------
7/31/95                      14.56       15.27        0.66             0.00           9.80
---------------------------------------------------------------------------------------------
7/31/94                      14.99       14.56        0.66             0.00           1.50
---------------------------------------------------------------------------------------------
7/31/93                      13.84       14.99        0.62             0.04          13.40
=============================================================================================
Total                                                $6.76            $2.10
=============================================================================================

  6   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Historical Performance -- Class L Shares

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain       Total
Period Ended              of Period    of Period   Dividends      Distributions   Returns(1)+
=============================================================================================
1/31/03                     $12.71      $13.45       $0.28            $0.00           8.18%++
---------------------------------------------------------------------------------------------
7/31/02                      15.61       12.71        0.57             0.00         (15.34)
---------------------------------------------------------------------------------------------
7/31/01                      15.36       15.61        0.57             0.00           5.38
---------------------------------------------------------------------------------------------
7/31/00                      15.18       15.36        0.56             0.00           5.07
---------------------------------------------------------------------------------------------
7/31/99                      16.90       15.18        0.57             0.44          (4.08)
---------------------------------------------------------------------------------------------
Inception* -- 7/31/98        17.14       16.90        0.12             0.00          (0.74)++
=============================================================================================
Total                                                $2.67            $0.44
=============================================================================================

Historical Performance -- Class O Shares

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain       Total
Period Ended              of Period    of Period   Dividends      Distributions   Returns(1)+
=============================================================================================
1/31/03                     $12.66      $13.39       $0.32            $0.00           8.42%++
---------------------------------------------------------------------------------------------
7/31/02                      15.62       12.66        0.63             0.00         (15.33)
---------------------------------------------------------------------------------------------
7/31/01                      15.41       15.62        0.63             0.00           5.51
---------------------------------------------------------------------------------------------
7/31/00                      15.19       15.41        0.59             0.00           5.57
---------------------------------------------------------------------------------------------
7/31/99                      16.87       15.19        0.60             0.44          (3.66)
---------------------------------------------------------------------------------------------
7/31/98                      18.58       16.87        0.71             1.26           1.53
---------------------------------------------------------------------------------------------
7/31/97                      15.64       18.58        0.68             0.36          26.37
---------------------------------------------------------------------------------------------
7/31/96                      15.27       15.64        0.67             0.00           6.82
---------------------------------------------------------------------------------------------
Inception* -- 7/31/95        14.09       15.27        0.49             0.00          12.17++
=============================================================================================
Total                                                $5.32            $2.06
=============================================================================================

Historical Performance -- Class Y Shares

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain       Total
Period Ended              of Period    of Period   Dividends      Distributions   Returns(1)+
=============================================================================================
1/31/03                     $12.84      $13.57       $0.40            $0.00           8.96%++
---------------------------------------------------------------------------------------------
7/31/02                      15.85       12.84        0.79             0.00         (14.51)
---------------------------------------------------------------------------------------------
7/31/01                      15.61       15.85        0.78             0.00           6.65
---------------------------------------------------------------------------------------------
7/31/00                      15.34       15.61        0.70             0.00           6.62
---------------------------------------------------------------------------------------------
7/31/99                      16.98       15.34        0.71             0.44          (2.68)
---------------------------------------------------------------------------------------------
7/31/98                      18.66       16.98        0.84             1.26           2.42
---------------------------------------------------------------------------------------------
7/31/97                      15.68       18.66        0.80             0.36          27.44
---------------------------------------------------------------------------------------------
Inception* -- 7/31/96        16.15       15.68        0.39             0.00          (0.56)++
=============================================================================================
Total                                                $5.41            $2.06
=============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

  7   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Average Annual Total Returns+ (unaudited)

                                                 Without Sales Charges(1)
                                 --------------------------------------------------------
                                 Class A     Class B     Class L     Class O     Class Y
=========================================================================================

Six Months Ended 1/31/03++         8.64%       8.42%       8.18%       8.42%       8.96%
-----------------------------------------------------------------------------------------
Year Ended 1/31/03                (6.90)      (7.35)      (7.53)      (7.34)      (6.42)
-----------------------------------------------------------------------------------------
Five Years Ended 1/31/03           0.60        0.09         N/A        0.07        1.07
-----------------------------------------------------------------------------------------
Ten Years Ended 1/31/03            5.36        4.83         N/A         N/A         N/A
-----------------------------------------------------------------------------------------
Inception* through 1/31/03         5.80        6.19       (0.76)       5.17        4.26
=========================================================================================

                                                  With Sales Charges(2)
                                 --------------------------------------------------------
                                 Class A     Class B     Class L     Class O     Class Y
=========================================================================================
Six Months Ended 1/31/03++          3.22%       3.42%      6.09%       6.33%       8.96%
-----------------------------------------------------------------------------------------
Year Ended 1/31/03                (11.54)     (11.77)     (9.31)      (9.13)      (6.42)
-----------------------------------------------------------------------------------------
Five Years Ended 1/31/03           (0.42)      (0.07)       N/A       (0.13)       1.07
-----------------------------------------------------------------------------------------
Ten Years Ended 1/31/03             4.82        4.83        N/A         N/A         N/A
-----------------------------------------------------------------------------------------
Inception* through 1/31/03          5.27        6.19      (0.97)       5.04        4.26
=========================================================================================

Cumulative Total Returns+ (unaudited)

                                                        Without Sales Charges(1)
================================================================================
Class A (1/31/93 through 1/31/03)                                68.60%
--------------------------------------------------------------------------------
Class B (1/31/93 through 1/31/03)                                60.33
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                             (3.45)
--------------------------------------------------------------------------------
Class O (Inception* through 1/31/03)                             51.44
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/03)                             33.80
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

  8   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. S&P 500 Index, Salomon Smith Barney Broad Investment-Grade Bond Index and Lipper Convertible Securities Funds Peer Group Average+

                          January 1993 -- January 2003

  [The following table was depicted as a line chart in the printed material.]

                                                Salomon Smith
               Smith Barney                     Barney Broad       Lipper Convertible
             Convertible Fund       S&P       Investment-Grade       Securities Fund
              Class B Shares     500 Index       Bond Index        Peer Group Average
             ----------------    ---------    ----------------     ------------------
Jan 1993          10000            10000            10000                 10000
Jul 1993          10645            10359            11043                 11810
Jul 1994          10805            10893            11056                 12214
Jul 1995          11864            13737            12187                 13827
Jul 1996          12683            16012            12853                 15012
Jul 1997          16018            22471            14240                 17899
Jul 1998          16260            26809            15364                 19113
Jul 1999          15672            32223            15749                 21019
Jul 2000          16548            35450            16675                 25777
Jul 2001          17463            30370            18809                 22894
Jul 2002          14787            23198            20184                 19939
Jan 2003          16003            21978            21213                 20936

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Convertible Securities Funds Peer Group Average is composed of the Fund's peer group of 69 mutual funds, as of January 31, 2003, investing in convertible securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  9   Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)                             January 31, 2003

   SHARES                                        SECURITY                                         VALUE
==========================================================================================================
COMMON STOCK -- 8.1%

Capital Goods -- 0.2%
      11,000             Navistar International Corp. (a)                                     $    264,770
----------------------------------------------------------------------------------------------------------
Communications -- 2.2%
      49,999             Comcast Corp., Class A Shares (a)                                       1,331,473
      44,031             NTL Europe, Inc. (a)                                                        7,265
      42,260             NTL Inc. (a)                                                              590,372
     208,979             UnitedGlobalCom, Inc., Class A Shares (a)                                 522,448
----------------------------------------------------------------------------------------------------------
                                                                                                 2,451,558
----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 0.6%
      42,000             Staples, Inc. (a)                                                         721,140
----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.2%
      25,000             Clear Channel Communications, Inc. (a)                                  1,002,000
      15,000             The News Corp., Ltd., ADR                                                 333,450
      50,000             Safeway Inc. (a)                                                        1,185,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,520,450
----------------------------------------------------------------------------------------------------------
Energy -- 0.8%
      40,000             Transocean Inc. (a)                                                       910,800
----------------------------------------------------------------------------------------------------------
Financial Services -- 0.5%
      15,500             Merrill Lynch & Co., Inc.                                                 542,810
----------------------------------------------------------------------------------------------------------
Healthcare -- 0.9%
       5,500             Amgen Inc. (a)                                                            280,280
      75,000             Nektar Therapeutics (a)(b)                                                439,500
      30,000             Protein Design Labs, Inc. (a)                                             254,400
----------------------------------------------------------------------------------------------------------
                                                                                                   974,180
----------------------------------------------------------------------------------------------------------
Technology -- 0.7%
      72,000             Comverse Technology, Inc. (a)                                             685,440
     405,500             DDi Corp. (a)(b)                                                           64,880
----------------------------------------------------------------------------------------------------------
                                                                                                   750,320
----------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK
                         (Cost -- $17,281,033)                                                   9,136,028
==========================================================================================================
CONVERTIBLE PREFERRED STOCK -- 24.8%

Basic Industries -- 1.6%
      40,000             Temple-Inland Inc., 7.500% due 5/17/05                                  1,772,000
----------------------------------------------------------------------------------------------------------
Capital Goods -- 3.1%
      79,300             Titan Capital Trust, 5.750% due 2/15/05                                 3,444,792
----------------------------------------------------------------------------------------------------------
Communications -- 0.0%
      15,464             NTL Europe, Inc., 10.000% due 1/10/23 (a)                                  49,485
----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 1.2%
     125,000             Kmart Financing I, 7.750% due 6/15/16 (a)(c)                               87,500
      75,000             Six Flags, Inc., 7.250% due 8/14/09                                     1,263,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,351,250
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

  10  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2003

   SHARES                                        SECURITY                                         VALUE
==========================================================================================================
Financial Services -- 10.9%
      45,000             Capital One Financial Corp., 6.250% due 5/17/05                      $  1,347,750
      30,000             Commerce Capital Trust II, 5.950% due 3/10/32                           1,732,500
      22,500             The Hartford Financial Services Group, Inc., 6.000% due 11/16/06        1,029,375
      30,000             PartnerRe Ltd., 8.000% due 12/31/04                                     1,579,500
      30,000             The Phoenix Cos., Inc., 7.000% due 11/13/05                             1,128,750
      30,000             Prudential Financial, Inc., 6.750% due 11/15/04                         1,648,500
       8,400             State Street Corp., 6.750% due 2/15/06                                  1,713,600
      40,000             Washington Mutual, Inc., 8.000% due 8/16/04 (d)                         2,075,000
----------------------------------------------------------------------------------------------------------
                                                                                                12,254,975
----------------------------------------------------------------------------------------------------------
Healthcare -- 2.4%
      35,000             Anthem, Inc., 6000% due 11/15/04 (b)                                    2,730,000
----------------------------------------------------------------------------------------------------------
Technology -- 3.9%
      20,000             Lucent Technologies Inc., 8.000% due 8/1/31                             1,680,000
     225,000             Solectron Corp., 7.250% due 11/15/04                                    2,686,500
----------------------------------------------------------------------------------------------------------
                                                                                                 4,366,500
----------------------------------------------------------------------------------------------------------
Utilities -- 1.7%
      35,000             Dominion Resources, Inc., PIES, 9.500% due 11/16/04                     1,882,650
----------------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK
                         (Cost -- $28,850,995)                                                  27,851,652
----------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT        RATING(e)                       SECURITY                                         VALUE
==========================================================================================================
CONVERTIBLE BONDS -- 65.0%
Capital Goods -- 4.0%
                         Navistar Financial Corp.:
$    750,000     B         4.750% due 4/1/09                                                       574,688
   1,250,000     B         4.750% due 4/1/09 (f)                                                   957,813
   3,000,000     BBB-    Tyco International Group SA, 2.750% due 1/15/18 (f)                     3,015,000
----------------------------------------------------------------------------------------------------------
                                                                                                 4,547,501
----------------------------------------------------------------------------------------------------------
Communications -- 3.0%
   4,500,000     CCC-    Charter Communications, Inc., 4.750% due 6/1/06                           911,250
                         EchoStar Communications Corp.:
   1,250,000     B-        5.750% due 5/15/08                                                    1,223,438
   1,250,000     B-        5.750% due 5/15/08 (f)                                                1,223,438
----------------------------------------------------------------------------------------------------------
                                                                                                 3,358,126
----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.6%
   1,500,000     BB+     Best Buy Co., Inc., 2.250% due 1/15/22                                  1,320,000
   4,500,000     A-      Costco Wholesale Corp., zero coupon due 8/19/17                         3,234,375
   1,250,000     BB+     The Gap, Inc., 5.750% due 3/15/09 (f)                                   1,532,813
   1,500,000     NR      The Interpublic Group of Cos., Inc., 1.800% due 9/16/04                 1,325,625
----------------------------------------------------------------------------------------------------------
                                                                                                 7,412,813
----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.2%
   3,000,000     BBB+    General Mills Inc., zero coupon due 10/28/22 (f)                        2,152,500
                         News America Inc.:
   2,000,000     BBB-      Zero coupon due 2/28/21                                               1,062,500
   5,000,000     BBB-      Zero coupon due 2/28/21 (f)                                           2,656,250
----------------------------------------------------------------------------------------------------------
                                                                                                 5,871,250
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

  11  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2003

    FACE
   AMOUNT        RATING(e)                       SECURITY                                         VALUE
==========================================================================================================
Energy -- 3.7%
$  1,750,000     A       Diamond Offshore Drilling, Inc., 1.500% due 4/15/31 (f)              $  1,616,563
     500,000     NR      Evergreen Resources, Inc., 4.750% due 12/15/21                            565,000
   2,750,000     NR      Friede Goldman Halter, Inc., 4.500% due 9/15/04 (c)                       343,750
   1,500,000     BB      Pride International Inc., 2.500% due 3/1/07                             1,683,750
----------------------------------------------------------------------------------------------------------
                                                                                                 4,209,063
----------------------------------------------------------------------------------------------------------
Financial Services -- 8.5%
   3,250,000     AAA     American International Group, Inc., zero coupon due 11/9/31 (b)         2,112,500
   2,750,000     A       Countrywide Credit Industries, Inc., zero coupon due 2/8/31             2,292,813
   1,250,000     Aa3*    Merrill Lynch & Co., Inc., zero coupon due 3/13/32                      1,219,538
                         The PMI Group, Inc.:
     750,000     A+        2.500% due 7/15/21                                                      795,938
   1,500,000     A+        2.500% due 7/15/21 (f)                                                1,591,875
   2,500,000     A+      XL Capital Ltd., zero coupon due 5/23/21 (f)                            1,596,875
----------------------------------------------------------------------------------------------------------
                                                                                                 9,609,539
----------------------------------------------------------------------------------------------------------
Healthcare -- 18.0%
   1,500,000     AAA     ALZA Corp., zero coupon due 7/28/20                                     1,170,000
   1,250,000     A+      Amgen Inc., zero coupon due 3/1/32                                        945,313
                         Cephalon, Inc.:
   1,000,000     NR        2.500% due 12/15/06                                                     925,000
   1,000,000     NR        2.500% due 12/15/06 (f)                                                 925,000
   2,250,000     CCC     CuraGen Corp., 6.000% due 2/2/07                                        1,428,750
   1,550,000     CCC+    Elan Finance Corp. Ltd., zero coupon due 12/14/18                         891,250
   3,250,000     BBB+    Health Management Associates, Inc., 0.250% due 8/16/20                  2,210,000
   1,250,000     NR      Ligand Pharmaceuticals Inc., 6.000% due 11/16/07 (f)                    1,376,563
   3,250,000     NR      Medarex, Inc., 4.500% due 7/1/06                                        2,112,500
   3,000,000     NR      Nektar Therapeutics, 3.500% due 10/17/07                                1,567,500
   1,000,000     CCC     Protein Design Labs, Inc., 5.500% due 2/15/07                             845,000
                         Teva Pharmaceutical Finance NV:
     250,000     BBB-      0.750% due 8/15/21                                                      270,938
   2,000,000     BBB-      0.750% due 8/15/21 (f)                                                2,167,500
   5,250,000     BBB-    Universal Health Services, Inc., 0.426% due 6/23/20                     3,412,500
----------------------------------------------------------------------------------------------------------
                                                                                                20,247,814
----------------------------------------------------------------------------------------------------------
Technology -- 14.8%
   1,250,000     BBB-    Affiliated Computers Services Inc., 3.500% due 2/15/06                  1,740,625
     750,000     B3*     ASML Holding N.V., 4.250% due 11/30/04 (f)                                684,375
   3,500,000     B       CIENA Corp., 3.750% due 2/1/08                                          2,537,500
                         DDi Corp.:
   2,250,000     CCC-      6.250% due 4/1/07                                                       312,188
   3,000,000     CCC-      6.250% due 4/1/07 (f)                                                   416,250
   2,750,000     CCC+    i2 Technologies, Inc., 5.250% due 12/15/06                              1,773,750
   1,750,000     B       LSI Logic Corp., 4.250% due 3/15/04                                     1,688,750
   1,250,000     NR      Mercury Interactive Corp., 4.750% due 7/1/07                            1,167,188
   1,500,000     B       Nortel Networks Corp., 4.250% due 9/1/08                                1,016,250
                         Sanmina-SCI Corp.:
   1,250,000     B         4.250% due 5/1/04 (b)                                                 1,204,688
   5,000,000     B         Zero coupon due 9/12/20                                               2,143,750
   2,500,000     B-      Wind River Systems, Inc., 3.750% due 12/15/06 (f)                       1,940,625
----------------------------------------------------------------------------------------------------------
                                                                                                16,625,939
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

  12  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2003

    FACE
   AMOUNT        RATING(e)                       SECURITY                                         VALUE
==========================================================================================================
Utilities -- 1.2%
$  2,500,000     B       The AES Corp., 4.500% due 8/15/05 (b)                                $  1,365,617
----------------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE BONDS
                         (Cost -- $78,674,236)                                                  73,247,662
==========================================================================================================
REPURCHASE AGREEMENT -- 2.1%
   2,404,000             Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds
                           at maturity -- $2,404,254; (Fully collateralized by U.S.
                           Government Agency Notes and Bonds, 0.000% to
                           6.125% due 5/15/12 to 11/15/27; Market value -- $2,476,123)
                           (Cost -- $2,404,000)                                                  2,404,000
==========================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $127,210,264**)                                             $112,639,342
==========================================================================================================

(a)   Non-income producing security.
(b)   All or a portion of this security is on loan (See Note 6).
(c)   Security is currently in default.
(d)   Convertible into shares of Bank United Corp.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Abbreviations used in this schedule:
      ------------------------------------

      ADR -- American Depository Receipt.
      PIES -- Premium Income Equity Security.

      See page 14 for definitions of ratings.

                       See Notes to Financial Statements.

  13  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Bond Ratings (unaudited)

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,      as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

  14  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)                 January 31, 2003

ASSETS:
     Investments, at value (Cost -- $127,210,264)                        $ 112,639,342
     Cash                                                                          918
     Collateral for securities on loan (Note 6)                              4,735,815
     Receivable for securities sold                                          1,375,313
     Dividends and interest receivable                                         893,686
     Receivable for Fund shares sold                                            69,702
---------------------------------------------------------------------------------------
     Total Assets                                                          119,714,776
---------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 6)                                 4,735,815
     Payable for securities purchased                                        1,495,398
     Dividends payable                                                         405,866
     Payable for Fund shares purchased                                          57,324
     Investment advisory fee payable                                            48,646
     Administration fee payable                                                 19,459
     Distribution fees payable                                                   7,538
     Accrued expenses                                                           51,982
---------------------------------------------------------------------------------------
     Total Liabilities                                                       6,822,028
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 112,892,748
=======================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $       8,342
     Capital paid in excess of par value                                   138,217,612
     Undistributed net investment income                                       454,134
     Accumulated net realized loss from security transactions              (11,216,418)
     Net unrealized depreciation of investments                            (14,570,922)
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 112,892,748
=======================================================================================
Shares Outstanding:
     Class A                                                                 1,727,592
     ----------------------------------------------------------------------------------
     Class B                                                                   637,912
     ----------------------------------------------------------------------------------
     Class L                                                                   435,238
     ----------------------------------------------------------------------------------
     Class O                                                                    13,214
     ----------------------------------------------------------------------------------
     Class Y                                                                 5,528,138
     ----------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       13.47
     ----------------------------------------------------------------------------------
     Class B *                                                           $       13.42
     ----------------------------------------------------------------------------------
     Class L **                                                          $       13.45
     ----------------------------------------------------------------------------------
     Class O **                                                          $       13.39
     ----------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       13.57
     ----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)   $       14.18
     ----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       13.59
     ----------------------------------------------------------------------------------
     Class O (net asset value plus 1.01% of net asset value per share)   $       13.53
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

  15  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Statement of Operations (unaudited)    For the Six Months Ended January 31, 2003

INVESTMENT INCOME:
     Interest                                                                      $  2,682,981
     Dividends                                                                        1,067,956
------------------------------------------------------------------------------------------------
     Total Investment Income                                                          3,750,937
------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                   273,687
     Administration fee (Note 2)                                                        109,475
     Distribution fees (Note 2)                                                          85,504
     Shareholder and system servicing fees                                               28,103
     Registration fees                                                                   25,475
     Custody                                                                             18,982
     Audit and legal                                                                     15,724
     Shareholder communications                                                          12,373
     Trustees' fees                                                                       8,057
     Other                                                                                2,576
------------------------------------------------------------------------------------------------
     Total Expenses                                                                     579,956
------------------------------------------------------------------------------------------------
Net Investment Income                                                                 3,170,981
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          68,079,253
        Cost of securities sold                                                      72,323,253
------------------------------------------------------------------------------------------------
     Net Realized Loss                                                               (4,244,000)
------------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
        Beginning of period                                                         (25,043,114)
        End of period                                                               (14,570,922)
------------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                                         10,472,192
------------------------------------------------------------------------------------------------
Net Gain on Investments                                                               6,228,192
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  9,399,173
================================================================================================

                       See Notes to Financial Statements.

  16  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                           2003             2002
=====================================================================================================
OPERATIONS:
     Net investment income                                            $   3,170,981    $   5,349,329
     Net realized loss                                                   (4,244,000)      (1,848,743)
     (Increase) decrease in net unrealized depreciation                  10,472,192      (22,303,754)
-----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                    9,399,173      (18,803,168)
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (3,181,025)      (6,371,257)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (3,181,025)      (6,371,257)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                     6,111,402       22,431,868
     Net asset value of shares issued for reinvestment of dividends         710,066        1,454,116
     Cost of shares reacquired                                           (8,690,678)     (19,276,340)
-----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions      (1,869,210)       4,609,644
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         4,348,938      (20,564,781)

NET ASSETS:
     Beginning of period                                                108,543,810      129,108,591
-----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 112,892,748    $ 108,543,810
=====================================================================================================
* Includes undistributed net investment income of:                    $     454,134    $     464,178
=====================================================================================================

                       See Notes to Financial Statements.

  17  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001 and recorded adjustments to decrease the cost of securities and to decrease accumulated undistributed net investment income by $60,090 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

  18  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2003, the Fund paid transfer agent fees of $21,360 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker- dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2003, SSB did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00%, 1.00% and 1.00% for Class A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal to or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2003, SSB received sales charges of approximately $14,000 and $9,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2003, CDSCs paid to SSB were approximately $8,000 and $3,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                               Class A       Class B       Class L       Class O
================================================================================
Distribution Plan Fees         $27,306       $31,138       $26,353        $707
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $65,781,869
--------------------------------------------------------------------------------
Sales                                                                 68,079,253
================================================================================

At January 31, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  7,017,393
--------------------------------------------------------------------------------
Gross unrealized depreciation                                       (21,588,315)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(14,570,922)
================================================================================

  19  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2003, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the six months ended January 31, 2003, the Fund did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2003, the Fund loaned securities having a market value of $4,597,198. The Fund received cash collateral amounting to $4,735,815 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended January 31, 2003 was $14,826.

  20  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

7. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $5,040,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                        2009              2010
================================================================================
Carryforward Amounts                                $3,464,000        $1,576,000
================================================================================

8. Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                         Six Months Ended                      Year Ended
                                         January 31, 2003                    July 31, 2002
                                   ----------------------------      ---------------------------
                                    Shares             Amount        Shares            Amount
================================================================================================
Class A

Shares sold                          204,553      $  2,639,123         857,784     $ 12,943,862
Shares issued on reinvestment         35,343           454,035          66,663          972,279
Shares reacquired                   (234,515)       (2,975,309)       (785,570)     (11,746,676)
------------------------------------------------------------------------------------------------
Net Increase                           5,381      $    117,849         138,877     $  2,169,465
================================================================================================
Class B
Shares sold                           51,778      $    670,129         359,865     $  5,341,675
Shares issued on reinvestment         12,325           157,669          21,862          317,204
Shares reacquired                    (99,485)       (1,260,272)       (308,285)      (4,563,122)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (35,382)     $   (432,474)         73,442     $  1,095,757
================================================================================================
Class L
Shares sold                          147,268      $  1,887,768         230,356     $  3,384,743
Shares issued on reinvestment          7,337            94,034          10,788          155,483
Shares reacquired                   (137,099)       (1,740,378)        (54,468)        (786,050)
------------------------------------------------------------------------------------------------
Net Increase                          17,506      $    241,424         186,676     $  2,754,176
================================================================================================
Class O
Shares issued on reinvestment            340      $      4,328             632     $      9,150
Shares reacquired                     (4,707)          (59,321)         (1,800)         (26,253)
------------------------------------------------------------------------------------------------
Net Decrease                          (4,367)     $    (54,993)         (1,168)    $    (17,103)
================================================================================================
Class Y
Shares sold                           76,621      $    914,382          51,717     $    761,588
Shares reacquired                   (194,285)       (2,655,398)       (141,646)      (2,154,239)
------------------------------------------------------------------------------------------------
Net Decrease                        (117,664)     $ (1,741,016)        (89,929)    $ (1,392,651)
================================================================================================

  21  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                  2003(1)(2)         2002(2)      2001(2)       2000(2)       1999(2)        1998
==================================================================================================================================
Net Asset Value, Beginning of Period            $  12.75         $  15.73      $  15.50      $  15.25      $  16.90      $  18.61
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                          0.13             0.61          0.80          0.69          0.69          0.73
  Net realized and unrealized gain (loss)(3)        0.95            (2.87)         0.14          0.21         (1.24)        (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.08            (2.26)         0.94          0.90         (0.55)         0.34
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.36)           (0.72)        (0.71)        (0.65)        (0.66)        (0.79)
  Net realized gains                                  --               --            --            --         (0.44)        (1.26)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.36)           (0.72)        (0.71)        (0.65)        (1.10)        (2.05)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  13.47         $  12.75      $  15.73      $  15.50      $  15.25      $  16.90
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.64%++        (14.85)%        6.16%         6.13%        (3.11)%        1.97%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $ 23,279         $ 21,958      $ 24,903      $ 21,794      $ 26,141      $ 35,780
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.30%+           1.23%         1.25%         1.34%         1.29%         1.25%
  Net investment income(3)                          5.56+            4.06          5.09          4.62          4.45          4.09
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               63%             115%          177%          167%           27%           49%
==================================================================================================================================

Class B Shares                                  2003(1)(2)         2002(2)      2001(2)       2000(2)       1999(2)        1998
==================================================================================================================================
Net Asset Value, Beginning of Period            $  12.69         $  15.66      $  15.45      $  15.22      $  16.89      $  18.60
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                          0.12             0.51          0.70          0.61          0.61          0.64
  Net realized and unrealized gain (loss)(3)        0.93            (2.84)         0.14          0.21         (1.24)        (0.38)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.05            (2.33)         0.84          0.82         (0.63)         0.26
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.32)           (0.64)        (0.63)        (0.59)        (0.60)        (0.71)
  Net realized gains                                  --               --            --            --         (0.44)        (1.26)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.32)           (0.64)        (0.63)        (0.59)        (1.04)        (1.97)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  13.42         $  12.69      $  15.66      $  15.45      $  15.22      $  16.89
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.42%++        (15.32)%        5.53%         5.59%        (3.61)%        1.51%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $  8,564         $  8,545      $  9,395      $ 13,216      $ 21,559      $ 35,570
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.75%+           1.79%         1.81%         1.86%         1.76%         1.74%
  Net investment income(3)                          5.11+            3.50          4.59          4.10          3.98          3.60
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               63%             115%          177%          167%           27%           49%
==================================================================================================================================

(1)   For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class A and B shares, respectively, would have been $0.62 and $0.52 for net investment income, $2.88 and $2.85 for net realized and unrealized loss, and 4.13% and 3.57% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

  22  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                  2003(1)(2)         2002(2)      2001(2)       2000(2)       1999(2)       1998(3)
====================================================================================================================================
Net Asset Value, Beginning of Period            $  12.71         $  15.61      $  15.36      $  15.18      $  16.90      $ 17.14
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                          0.13             0.50          0.60          0.53          0.53         0.05
  Net realized and unrealized gain (loss)(4)        0.89            (2.83)         0.22          0.21         (1.24)       (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.02            (2.33)         0.82          0.74         (0.71)       (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.28)           (0.57)        (0.57)        (0.56)        (0.57)       (0.12)
  Net realized gains                                  --               --            --            --         (0.44)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.28)           (0.57)        (0.57)        (0.56)        (1.01)       (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  13.45         $  12.71      $  15.61      $  15.36      $  15.18      $ 16.90
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.18%++        (15.34)%        5.38%         5.07%        (4.08)%      (0.74)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $  5,856         $  5,308      $  3,607      $    270      $    540      $   210
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          2.13%+           1.85%         1.92%         2.34%         2.30%        1.98%+
  Net investment income(4)                          4.72+            3.40          3.97          3.64          3.39         2.51+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               63%             115%          177%          167%           27%          49%
====================================================================================================================================

Class O Shares                                  2003(1)(2)         2002(2)      2001(2)       2000(2)       1999(2)       1998(5)
==================================================================================================================================
Net Asset Value, Beginning of Period            $  12.66         $  15.62      $  15.41      $  15.19      $  16.87      $  18.58
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                          0.11             0.51          0.70          0.60          0.61          0.63
  Net realized and unrealized gain (loss)(4)        0.94            (2.84)         0.14          0.21         (1.25)        (0.37)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.05            (2.33)         0.84          0.81         (0.64)         0.26
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.32)           (0.63)        (0.63)        (0.59)        (0.60)        (0.71)
  Net realized gains                                  --               --            --            --         (0.44)        (1.26)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.32)           (0.63)        (0.63)        (0.59)        (1.04)        (1.97)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  13.39         $  12.66      $  15.62      $  15.41      $  15.19      $  16.87
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.42%++        (15.33)%        5.51%         5.57%        (3.66)%        1.53%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $    177         $    223      $    293      $    321      $    572      $  1,557
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.78%+           1.82%         1.83%         1.90%         1.78%         1.70%
  Net investment income(4)                          5.06+            3.48          4.53          4.06          4.00          3.63
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               63%             115%          177%          167%           27%           49%
==================================================================================================================================

(1)   For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from June 15, 1998 (inception date) to July 31, 1998.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, those amounts for Class L and O shares, respectively, would have been $0.51 and $0.52 for net investment income, $2.84 and $2.85 for net realized and unrealized loss, and 3.47% and 3.56% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(5)   On June 12, 1998, Class C shares were renamed as Class O shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

  23  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class Y Shares                                  2003(1)(2)         2002(2)      2001(2)       2000(2)       1999(2)        1998
==================================================================================================================================
Net Asset Value, Beginning of Period            $  12.84         $  15.85      $  15.61      $  15.34      $  16.98      $  18.66
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                          0.14             0.67          0.88          0.78          0.76          0.77
  Net realized and unrealized gain (loss)(3)        0.99            (2.89)         0.14          0.19         (1.25)        (0.35)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.13            (2.22)         1.02          0.97         (0.49)         0.42
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.40)           (0.79)        (0.78)        (0.70)        (0.71)        (0.84)
  Net realized gains                                  --               --            --            --         (0.44)        (1.26)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.40)           (0.79)        (0.78)        (0.70)        (1.15)        (2.10)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  13.57         $  12.84      $  15.85      $  15.61      $  15.34      $  16.98
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.96%++        (14.51)%        6.65%         6.62%        (2.68)%        2.42%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $ 75,017         $ 72,510      $ 90,911      $ 90,472      $ 95,707      $ 72,870
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.83%+           0.81%         0.79%         0.87%         0.83%         0.83%
  Net investment income(3)                          6.02+            4.49          5.57          5.10          4.87          4.49
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               63%             115%          177%          167%           27%           49%
==================================================================================================================================

(1)   For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.68, $2.90 and 4.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

  24  Smith Barney Convertible Fund | 2003 Semi-Annual Report to Shareholders

SMITH BARNEY
CONVERTIBLE FUND

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Peter D. Luke
Investment Officer

Frances M. Guggino
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Convertible Fund

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Convertible Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02170 3/03

03-4594

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                 MUNICIPAL HIGH
                                   INCOME FUND
--------------------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2003

                               [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PETER M. COFFEY
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PETER M. COFFEY
--------------------------------------------------------------------------------

Peter M. Coffey has more than 34 years of securities business experience and assumed management of the Fund on February 3, 1999.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize current income exempt from federal income taxes by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment-grade or below investment-grade by a nationally recognized rating organization or if unrated, of comparable quality.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
-------------------------------------------------------------------------------
September 16, 1985

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
-------------------------------------------------------------------------------
34 Years

                       CLASS A              CLASS B                CLASS L
--------------------------------------------------------------------------------
NASDAQ                  STXAX                SXMTX                  SMHLX
--------------------------------------------------------------------------------
INCEPTION              11/6/92              9/16/85               11/17/94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o January 31, 2003

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

--------------------------------------------------------------------------------

Average Annual Total Returns as of January 31, 2003*

                                            Without Sales Charges(1)

                                    Class A         Class B       Class L
--------------------------------------------------------------------------------
Six-Month+                          (0.35)%         (0.60)%        (0.62)%
--------------------------------------------------------------------------------
One-Year                             3.08            2.56           2.51
--------------------------------------------------------------------------------
Five-Year                            2.62            2.09           2.03
--------------------------------------------------------------------------------
Ten-Year                             4.79            4.25            N/A
--------------------------------------------------------------------------------
Since Inception++                    5.05            6.52           5.20
--------------------------------------------------------------------------------

                                             With Sales Charges(2)

                                    Class A         Class B       Class L
--------------------------------------------------------------------------------
Six-Month+                          (4.32)%         (4.94)%        (2.59)%
--------------------------------------------------------------------------------
One-Year                            (1.04)          (1.80)          0.50
--------------------------------------------------------------------------------
Five-Year                            1.79            1.94           1.82
--------------------------------------------------------------------------------
Ten-Year                             4.36            4.25            N/A
--------------------------------------------------------------------------------
Since Inception++                    4.63            6.52           5.07
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

--------------------------------------------------------------------------------

What's Inside

Letter From the Chairman ..................................................    1

Manager Overview ..........................................................    2

Historical Performance ....................................................    5

Fund at a Glance ..........................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   20

Statement of Operations ...................................................   21

Statements of Changes in Net Assets .......................................   22

Notes to Financial Statements .............................................   23

Financial Highlights ......................................................   27

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Municipal High Income Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003

1  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned -0.35%. The Fund slightly underperformed its Lipper peer group of high-yield municipal debt funds, which returned 0.81% for the same period.(1) The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Bond Index")(i), which returned 3.16% for the same period. The Fund outperformed the Lehman Brothers Non-Investment-Grade Municipal Bond Index(ii), which returned -1.51%.

Although the Fund's performance was in range with that of other funds in its peer group, its underperformance relative to the Lehman Municipal Bond Index was due to its exposure to sectors that came under pressure during the period, specifically life care retirement communities, airlines and toll roads. Furthermore, the performance of higher-grade municipal bond issues, which is reflected within the broad-based Lehman Municipal Bond Index, significantly outperformed that of higher-yielding issues during the period. Given that the Fund maintains more significant exposure to higher-yielding issues relative to the broad-based Lehman Municipal Bond Index, its performance lagged that of this index during the period. However, we believe that the outlook for the high-yield municipal bond market will be more favorable as the economy shows signs of strength and the credit outlook for municipal issuers improves.

Factors Influencing Performance

When the period began in August, the weak economic climate resulted in lower tax receipts for many municipalities. These concerns also exerted pressure on the high-yield municipal bond market. As the period advanced, record supplies of new municipal bonds came to market as municipalities took advantage of the historically low interest rate environment by issuing new debt as more lower, more cost-effective rates. While this was good news for municipalities' balance sheets, the hefty supply of new issues being absorbed into the market weighed on municipal bond prices.

In October, the Lehman Brothers Non-Investment-Grade Municipal Bond Index recorded its worst monthly return (-3.16%) since its inception in January of 1996. The performance of this index was particularly impacted by plummeting prices of special airport facilities bonds issued by airlines, which resulted after US Airways Group filed for bankruptcy protection. Furthermore, as other major airlines continued to report mounting losses attributable to a significant drop in air travel and extraordinary security costs, concerns surfaced that other airlines might also be forced into bankruptcy. Municipal bonds in the airline sector dropped from 7% to 44%. The outlook for airlines will be challenging as they take draconian cost-cutting measures in an attempt to stay out of bankruptcy court.

Other market sectors that came under pressure in the weak economic environment included industrial development, life care retirement communities and toll roads. These sectors have experienced higher incidents of severe deterioration in credit quality or default on bond payments, which, as a result, caused bond prices to drop considerably in these sectors. On a positive note, the Fund benefited from its exposure to municipal bonds in the hospital sector, which generated favorable results.

----------
(1) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 73 funds in the high-yield municipal debt funds category with reinvestment of dividends and capital gains excluding sales charges.

2  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

Fed Rate Reduction

On November 6th, the Federal Reserve ("Fed")(iii) cut short-term interest rates to stimulate economic activity. (When rates drop consumers tend to borrow and subsequently spend more). Prior to this rate reduction, bond prices advanced somewhat under the assumption that in a lower rate environment, new bonds would be issued at lower yields, making the older higher-yielding bonds worth more in the market. (Conversely, bond prices tend to drop when rates are expected to rise). This caused worries that the Fed may be concerned about something more than the "soft spot" in the economy and possible conflicts with Iraq that it cited in its post-meeting statement. That month, the high-yield market significantly improved and continued to perform better through the end of the reporting period. During its more recent two-day meeting held on January 28 and 29, 2003, however, the Fed opted not to reduce its rate target. It stated at this time that rising oil prices and geopolitical risks had restrained spending and hiring by businesses, noting "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

To help reduce market volatility, the Fund maintained a short position in U.S. Treasury note futures as a hedge against the possibility of rising interest rates in an improving economy. Our goal was to use futures to help offset a portion of the increased market sensitivity of the Fund in a low-rate environment. Going forward, we plan to continue to use futures when we deem it to be appropriate as we keep a close eye on the global economy and the financial markets.

The Fiscal Factor

We believe states' biggest challenge in fiscal year 2003, will be to adjust spending in order to continue to balance their budgets. Although many municipalities have been faced with budgetary challenges in the face of decreased tax receipts, when choosing municipal bond investment candidates in the Fund, we focus on searching for bonds issued by municipalities that we feel are prudently balancing their budgets for the longer haul--those governments that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt.

Looking ahead, we expect economic growth to remain sluggish over at least the next few months. Given the mounting concerns about tensions in Iraq and the potential consequences of war upon inflation and the economy, we think the Fed is likely to continue holding short-term interest rates at current low levels until there is solid evidence the economy is on sound footing for sustainable growth.

We believe that fiscal policies, such as taxation measures implemented by Congress and the Bush Administration, will play a more significant role in the future direction of the economy. Looking toward the later part of this year, we believe that the combination of measures taken by the Fed and Capitol Hill will contribute toward an improved economic environment. This may lead toward higher interest rates, which could exert some pressure on bond prices. While this would also influence the performance of high-yield bonds, the high-yield market is more dependent on the actual perceived ability of issuers to service their debt. A stronger economy should improve the revenue streams and alleviate credit-quality concerns. In such an environment, investors may demand less of a yield premium on lower-quality issues relative to higher-rated issues, which could improve relative performance of such issues.

Market Outlook Ahead

Given the supply pressures in the municipal markets, municipal securities have not appreciated as much as taxable high-yield corporate debt issues have. Furthermore, the consensus view that while the volume of new municipal bond issues projected to come to market this year is likely to be strong, it should be less than last year's record volume. Therefore, based upon current levels, we believe that municipal bonds are favorably priced relative to their taxable counterparts and may prove to be more resilient than taxable issues (particularly higher-grade issues in terms of interest rate risk) in a rising rate environment. Unlike taxable corporate bonds, interest on municipal bonds is not taxable at the federal level. We believe this added potentials tax savings(iv) makes municipal bond investing an even more compelling alternative to Treasuries at this time.

3  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

While we feel an improving economy should provide a better operating environment for high-yield issuers, security selection will continue to be the key factor in determining the Fund's performance. With this in mind, we intend to increase our efforts to exercise care in credit selection. We believe that the high-yield municipal market can continue to provide after tax income streams well above other market alternatives.

Thank you for your investment in the Smith Barney Municipal High Income Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter M. Coffey

Peter M. Coffey
Vice President and Investment Officer

February 20, 2003


The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 9 through 16 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The Lehman Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(ii) The Lehman Brothers Non-Investment-Grade Municipal Bond Index includes issues which have a maximum credit rating of Ba1, as rated by Moody's, are issued as part of a deal of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year, and have been issued after December 31, 1990. Please note that an investor cannot invest directly in an index.

(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT"). State and local incomes taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

4  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain      Return         Total
Period Ended              of Period    of Period   Dividends      Distributions   of Capital    Returns(1)+
===========================================================================================================
1/31/03                     $15.40      $14.86       $ 0.49           $0.00          $0.00        (0.35)%++
-----------------------------------------------------------------------------------------------------------
7/31/02                      15.82       15.40         0.99            0.00           0.00         3.77
-----------------------------------------------------------------------------------------------------------
7/31/01                      15.78       15.82         1.00            0.00           0.00         6.84
-----------------------------------------------------------------------------------------------------------
7/31/00                      16.98       15.78         0.95            0.05           0.00        (1.00)
-----------------------------------------------------------------------------------------------------------
7/31/99                      17.96       16.98         0.92            0.43           0.00         2.06
-----------------------------------------------------------------------------------------------------------
7/31/98                      18.07       17.96         0.98            0.27           0.00         6.54
-----------------------------------------------------------------------------------------------------------
7/31/97                      17.31       18.07         0.98            0.00           0.00        10.40
-----------------------------------------------------------------------------------------------------------
7/31/96                      17.25       17.31         1.00            0.00           0.00         6.28
-----------------------------------------------------------------------------------------------------------
7/31/95                      17.26       17.25         1.00            0.02           0.04         6.42
-----------------------------------------------------------------------------------------------------------
7/31/94                      18.24       17.26         1.06            0.13           0.00         1.14
-----------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93        17.45       18.24         0.83            0.16           0.00        10.24++
===========================================================================================================
Total                                                $10.20           $1.06          $0.04
===========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain      Return         Total
Period Ended              of Period    of Period   Dividends      Distributions   of Capital    Returns(1)+
===========================================================================================================
1/31/03                     $15.40      $14.86        $0.45           $0.00          $0.00        (0.60)%++
-----------------------------------------------------------------------------------------------------------
7/31/02                      15.82       15.40         0.92            0.00           0.00         3.26
-----------------------------------------------------------------------------------------------------------
7/31/01                      15.79       15.82         0.93            0.00           0.00         6.25
-----------------------------------------------------------------------------------------------------------
7/31/00                      16.99       15.79         0.87            0.05           0.00        (1.52)
-----------------------------------------------------------------------------------------------------------
7/31/99                      17.98       16.99         0.83            0.43           0.00         1.48
-----------------------------------------------------------------------------------------------------------
7/31/98                      18.09       17.98         0.89            0.27           0.00         6.01
-----------------------------------------------------------------------------------------------------------
7/31/97                      17.32       18.09         0.89            0.00           0.00         9.89
-----------------------------------------------------------------------------------------------------------
7/31/96                      17.26       17.32         0.92            0.00           0.00         5.74
-----------------------------------------------------------------------------------------------------------
7/31/95                      17.26       17.26         0.91            0.02           0.04         5.91
-----------------------------------------------------------------------------------------------------------
7/31/94                      18.24       17.26         0.96            0.13           0.00         0.60
-----------------------------------------------------------------------------------------------------------
7/31/93                      18.00       18.24         1.02            0.17           0.00         8.28
===========================================================================================================
Total                                                 $9.59           $1.07          $0.04
===========================================================================================================

5  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income        Capital Gain      Return         Total
Period Ended              of Period    of Period   Dividends      Distributions   of Capital    Returns(1)+
===========================================================================================================
1/31/03                     $15.39      $14.85        $0.45           $0.00          $0.00        (0.62)%++
-----------------------------------------------------------------------------------------------------------
7/31/02                      15.80       15.39         0.90            0.00           0.00         3.24
-----------------------------------------------------------------------------------------------------------
7/31/01                      15.76       15.80         0.91            0.00           0.00         6.21
-----------------------------------------------------------------------------------------------------------
7/31/00                      16.96       15.76         0.85            0.05           0.00        (1.61)
-----------------------------------------------------------------------------------------------------------
7/31/99                      17.95       16.96         0.82            0.43           0.00         1.42
-----------------------------------------------------------------------------------------------------------
7/31/98                      18.07       17.95         0.88            0.27           0.00         5.91
-----------------------------------------------------------------------------------------------------------
7/31/97                      17.31       18.07         0.89            0.00           0.00         9.79
-----------------------------------------------------------------------------------------------------------
7/31/96                      17.25       17.31         0.91            0.00           0.00         5.69
-----------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95        15.83       17.25         0.62            0.02           0.04        13.45++
===========================================================================================================
Total                                                 $7.23           $0.77          $0.04
===========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                        ----------------------------------------
                                         Class A       Class B       Class L
================================================================================
Six Months Ended 1/31/03++               (0.35)%       (0.60)%       (0.62)%
--------------------------------------------------------------------------------
Year Ended 1/31/03                        3.08          2.56          2.51
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                  2.62          2.09          2.03
--------------------------------------------------------------------------------
Ten Years Ended 1/31/03                   4.79          4.25          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/03                5.05          6.52          5.20
================================================================================

                                                   With Sales Charges(2)
                                        ----------------------------------------
                                         Class A       Class B       Class L
================================================================================
Six Months Ended 1/31/03++               (4.32)%       (4.94)%       (2.59)%
--------------------------------------------------------------------------------
Year Ended 1/31/03                       (1.04)        (1.80)         0.50
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                  1.79          1.94          1.82
--------------------------------------------------------------------------------
Ten Years Ended 1/31/03                   4.36          4.25          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/03                4.63          6.52          5.07
================================================================================


6  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (1/31/93 through 1/31/03)                               59.61%
--------------------------------------------------------------------------------
Class B (1/31/93 through 1/31/03)                               51.65
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                            51.58
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

7  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Municipal High Income Fund at a Glance (unaudited)
================================================================================

Value of $10,000 Invested in Class B Shares of the Smith Barney
Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                          January 1993 -- January 2003

  [The following table was depicted as a line chart in the printed material.]

                  Smith Barney Municipal
                     High Income Fund            Lehman Brothers Municipal
                      Class B Shares                     Bond Index

                  ----------------------         -------------------------
Jan 1993                 10000                             10000
Jul 1993                 10604                             10601
Jul 1994                 10667                             10799
Jul 1995                 11298                             11650
Jul 1996                 11946                             12418
Jul 1997                 13126                             13692
Jul 1998                 13915                             14513
Jul 1999                 14121                             14931
Jul 2000                 13907                             15575
Jul 2001                 14776                             17143
Jul 2002                 15257                             18292
Jan 2003                 15165                             18870

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                          4.7%   Education
                         19.4%   Hospital
                         10.3%   Industrial Development
                         14.8%   Life Care Systems
                         12.0%   Multi-Family Housing
                          3.9%   Pollution Control
                          3.1%   Public Facilities
                          2.8%   Tobacco
                          7.5%   Transportation
                          3.6%   Utility
                         17.9%   Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Standard             Percentage
           Moody's             & Poor's       of Total Investments

--------------------------------------------------------------------------------
             Aaa                 AAA                   8.0%
             Aa                  AA                    1.8
              A                   A                    8.7
             Baa                 BBB                  19.3
             Ba                  BB                    6.1
              B                   B                    3.1
             Caa                 CCC                   1.5
             Ca                  CC                    0.3
              D                   D                    0.5
             NR                  NR                   50.7
                                                     -----
                                                     100.0%
                                                     =====

--------------------------------------------------------------------------------

*     As a percentage of total investments.
++ Please note that the Fund's holdings are as of January 31, 2003 and are subject to change.

8  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 2003
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100%

Alabama -- 1.1%
$ 1,750,000   NR      Capstone Improvement District of Brookwood, AL Series A, 7.700% due 8/15/23              $    840,000
  4,000,000   NR      Rainbow City, AL Special Health Care Facilities Financing Authority,
                         Series A, 8.250% due 1/1/31                                                              4,105,520
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,945,520
---------------------------------------------------------------------------------------------------------------------------
Alaska -- 0.5%
  2,300,000   NR      Alaska Industrial Development & Export Authority Revenue, Williams Lynxs
                         Alaska Cargoport, 8.125% due 5/1/31 (b)                                                  2,386,227
---------------------------------------------------------------------------------------------------------------------------
Arizona -- 5.7%
  2,900,000   BBB     Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                         6.625% due 7/1/20 (c)                                                                    3,052,859
  3,500,000   NR      Casa Grande, AZ IDA, Series A, 7.625% due 12/1/29                                           3,566,465
  2,115,000   NR      Flagstaff, AZ IDA, (Living Community Northern Community Project),
                         6.300% due 9/1/38                                                                        1,697,097
                      Maricopa County, AZ IDA, Multi-Family Housing Revenue:
  1,320,000   NR         Avalon Apartments Project, Series C, 10.000% due 4/1/30                                  1,303,144
  2,413,000   NR         Grand Victoria Housing Project, Series B, 10.000% due 5/1/31                             2,466,400
  5,145,000   NR         MetroGardens, Series B, 6.500% due 7/1/29                                                4,999,345
  1,930,000   NR         Whispering Palms Apartments, Series B, 7.400% due 7/1/29                                 1,935,771
                      Pima County, AZ IDA, Series A:

  2,320,000   NR         Educational Revenue, (Life School College Prep. Project), 7.875% due 7/1/21              2,240,192
  4,000,000   NR         Healthcare Facilities Revenue, 8.500% due 11/15/32                                       4,108,520
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 25,369,793
---------------------------------------------------------------------------------------------------------------------------
Arkansas -- 1.2%
  4,000,000   BBB-    Arkansas State Development Financing Authority Hospital Revenue, Washington
                         Regional Medical Center, 7.375% due 2/1/29                                               4,350,600
  1,000,000   BB+     Arkansas State Development Financing Authority Industrial Facilities Revenue,
                         (Potlatch Corp. Projects), Series A, 7.750% due 8/1/25 (b)(c)                              994,720
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  5,345,320
---------------------------------------------------------------------------------------------------------------------------
California -- 3.3%
  6,000,000   NR      Barona, CA GO, Band of Mission Indians, 8.250% due 1/1/20 (c)                               6,414,720
  1,550,000   A       California Statewide Communities Development Authority, East Campus
                         Apartments LLC, Series A, 5.625% due 8/1/34                                              1,572,165
                      Golden State Tobacco Securitization Corp., CA Tobacco Settlement Revenue,
                         Series 2003-A-1:
  2,000,000   A            6.250% due 6/1/33                                                                      1,915,060
  2,000,000   A            6.750% due 6/1/39                                                                      1,952,160
  3,000,000   Ba3*    Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29                         3,081,210
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 14,935,315
---------------------------------------------------------------------------------------------------------------------------
Colorado -- 2.8%
                      Colorado Educational and Cultural Facilities Authority
                         Revenue, (Charter School - Peak to Peak Project):
  1,500,000   Ba2*         7.500% due 8/15/21                                                                     1,513,080
  1,500,000   Ba2*         7.625% due 8/15/31                                                                     1,505,985
                      Colorado Health Facilities Authority Revenue:
  1,100,000   NR         Health & Residential Care Facilities, 6.000% due 7/1/29                                    940,324
  1,000,000   Baa1*      Parkview Medical Center Project, 6.600% due 9/1/25                                       1,101,270
  1,000,000   NR         Volunteers of America, Series A, 5.875% due 7/1/28                                         842,340
    205,000   Aa*     Denver, CO City and County Airport Revenue, Series A, 7.500% due 11/15/23 (b)                 220,998
  2,726,000   NR      Littleton, CO GO, Highline Business Improvement District, Series B,
                         8.750% due 12/15/19                                                                      2,711,743

                       See Notes to Financial Statements.

9  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================


 FACE

 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
Colorado -- 2.8% (continued)
                      Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Sr. Bonds:
$10,000,000   AAA        Series B, AMBAC-Insured, zero coupon due 6/15/31                                      $  1,858,700
  3,000,000   AAA        Series C, FSA-Insured, multi-coupon due 6/15/25                                          1,928,220
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 12,622,660
---------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.4%
                      Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured:
    620,000   AAA        Pre-Refunded, 7.650% due 10/1/12                                                           685,236
  1,380,000   AAA        Unrefunded Balance, 7.650% due 10/1/12                                                   1,508,671
  4,000,000   NR      Connecticut State Development Authority, IDR, (AFCO Cargo LLC Project),
                         8.000% due 4/1/30 (b)                                                                    4,145,520
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  6,339,427
---------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.8%
  3,995,000   NR      Sussex County, DE Assisted Living Facilities Revenue, (Heritage at Milford Project),
                         7.250% due 7/1/29                                                                        3,525,108
---------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.4%
                      District of Columbia Tobacco Settlement Financing Corp., Asset-Backed Bonds:
  3,585,000   A          6.500% due 5/15/33                                                                       3,505,700
  2,715,000   A          6.750% due 5/15/40                                                                       2,653,913
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  6,159,613
---------------------------------------------------------------------------------------------------------------------------
Florida -- 4.8%
  3,000,000   NR      Capital Projects Finance Authority, FL Continuing Care Retirement, Glenridge on
                         Palmer Ranch, Series A, 8.000% due 6/1/32                                                2,897,820
  2,000,000   A+      Collier County, FL Health Facilities Authority, Hospital Revenue, Cleveland Clinic
                         Health System, 1.300% due 1/1/33 (d)                                                     2,000,000
  2,000,000   A-      Highlands County, FL Health Facilities Authority, Hospital Revenue, Adventist
                         Health, Series B, 5.250% due 11/15/23 1,967,300
                      Hillsborough County, FL IDA Revenue, Series A:
  4,250,000   NR         Lakeshore Villas Project, 6.700% due 7/1/21                                              3,561,245
  1,000,000   NR         National Gypsum Convention, 7.125% due 4/1/30 (b)                                        1,002,860
                      Orange County, FL Health Facilities Authority Revenue:
  2,000,000   NR         First Mortgage, (GF/Orlando Inc. Project), 9.000% due 7/1/31                             2,055,380
  2,100,000   NR         Multi-Family Revenue, Series C, 9.000% due 1/1/32                                        2,164,365
  2,500,000   NR      Reunion East Community Development District, FL Special Assessment,
                         Series A, 7.375% due 5/1/33                                                              2,532,700
  3,000,000   NR      Waterlefe Community Development District, FL Golf Course Revenue,
                         8.125% due 10/1/25                                                                       3,072,480
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 21,254,150
---------------------------------------------------------------------------------------------------------------------------
Georgia -- 5.8%
  7,500,000   NR      Atlanta, GA Tax Allocation, (Atlantic Station Project), 7.900% due 12/1/24 (c)              7,545,900
  5,000,000   NR      Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Park
                         Place Apartments, Series A, 6.750% due 3/1/31 (c)                                        4,730,600
  1,000,000   AAA     Atlanta, GA Water & Wastewater Revenue, Series C, 1.250% due 11/1/41 (d)                    1,000,000
  5,000,000   NR      Augusta, GA Housing Authority, Multi-Family Housing Revenue, Emerald
                         Coast Housing II, Series A, 7.500% due 8/1/34 (e)                                        2,750,000
  2,280,000   Baa1*   Clayton County, GA Housing Authority, Multi-Family Housing Revenue,
                         (Magnolia Park Apartments Project), 7.500% due 12/1/30                                   1,924,343
  1,500,000   NR      Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project),
                         7.000% due 11/15/29                                                                      1,219,590
  2,500,000   NR      Fulton County, GA Residential Care Facilities, Sr. Lien, RHA Assisted Living,
                         7.000% due 7/1/29                                                                        2,107,525
  1,500,000   NR      Gainesville & Hall County, GA Development Authority Revenue, Senior
                         Living Facilities, Lanier Village, Series C, 7.250% due 11/15/29                         1,528,980

                       See Notes to Financial Statements.

10  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================


 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
Georgia               -- 5.8% (continued) Savannah, GA EDA Revenue:
$ 2,000,000   BBB-       College of Art & Design Project, 6.900% due 10/1/29                                   $  2,147,180
  2,000,000   NR         Marshview Inn, Series A, 7.125% due 7/1/29                                               1,100,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 26,054,118
---------------------------------------------------------------------------------------------------------------------------
Illinois -- 3.2%
 10,000,000   AAA     Chicago, IL GO, Board of Education, Capital Appreciation, School Reform,
                         Series B-1, FGIC-Insured, zero coupon due 12/1/29                                        2,273,200
  1,200,000   AA      Chicago, IL Metropolitan HDC, Mortgage Revenue, Section 8, Series A,
                         FHA-Insured, 6.700% due 7/1/12                                                           1,219,080
                      Chicago Project & Refunding Capital Appreciation, Series A, MBIA-Insured:
  1,000,000   AAA        Multi-coupon due 1/1/27                                                                    661,810
  1,000,000   AAA        Multi-coupon due 1/1/28                                                                    660,660
  1,000,000   AAA        Multi-coupon due 1/1/29                                                                    660,660
                      Illinois Development Financing Authority Revenue:
  2,000,000   BBB        Chicago Charter School Foundation Project, Series A, 6.250% due 12/1/32                  1,957,460
  3,250,000   Baa2*      Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (b)                                     3,260,400
  1,500,000   A       Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital,
                         6.000% due 10/1/24                                                                       1,530,270
  2,000,000   BBB-    Will County, IL Student Housing Revenue, (Joliet Junior College Project),
                         Series A, 6.750% due 9/1/33                                                              1,987,060
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 14,210,600
---------------------------------------------------------------------------------------------------------------------------
Indiana -- 2.9%
  2,000,000   Ca*     East Chicago, IN Exempt Facility Revenue, (ISPAT Inland Inc. Project),
                         7.000% due 1/1/14 (b)                                                                      650,000
  3,000,000   CCC+    East Chicago, IN PCR, (Inland Steel Co. Project), 6.800% due 6/1/13                         1,890,000
  1,000,000   BBB     Fort Wayne, IN Pollution Control Revenue, (General Motors Corp. Project),
                         6.200% due 10/15/25                                                                      1,038,240
  2,000,000   Baa1*   Indiana Health Facilities Financing Authority, Hospital Revenue, (Riverview
                         Hospital Project), 6.125% due 8/1/31                                                     2,009,960
  3,000,000   B3*     Indiana State Development Finance Authority Revenue, (Inland Steel Project),
                         5.750% due 10/1/11                                                                         975,000
  3,500,000   BBB     Indianapolis, IN Airport Authority Revenue, Special Facility, (Federal Express
                         Corporate Project), 7.100% due 1/15/17 (b)                                               3,709,685
  2,845,000   NR      Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club Project), Series B,
                         7.500% due 10/1/29                                                                       2,746,279
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 13,019,164
---------------------------------------------------------------------------------------------------------------------------
Iowa  -- 0.6%
  2,750,000   BBB-    Scott County, IA Revenue, (Ridgecrest Village Project), Series A,
                         7.250% due 11/15/26                                                                      2,842,895
---------------------------------------------------------------------------------------------------------------------------
Kansas -- 0.5%
  2,000,000   BBB-++  Overland Park, KS Development Corp. Revenue, First Tier, Series A,
                         7.375% due 1/1/32                                                                        2,082,460
---------------------------------------------------------------------------------------------------------------------------
Kentucky -- 0.8%
  4,250,000   BB+     Kenton County, KY Airport Board Revenue, Special Facilities, (Delta
                         Airlines Project A), 7.500% due 2/1/20 (b)                                               3,654,405
---------------------------------------------------------------------------------------------------------------------------
Louisiana -- 6.1%
  4,010,000   NR      Hodge, LA Utility Revenue, 9.000% due 3/1/10 (b)                                            4,029,328
                      Louisiana Local Government Environment Facilities, Community Development
                         Authority Revenue:
  5,000,000   A            Capital Projects & Equipment Acquisition Program, ACA-Insured,
                             6.550% due 9/1/25                                                                    5,583,450
  5,000,000   NR           St. James Place, 8.000% due 11/1/25                                                    5,086,850
  6,445,000   NR      Louisiana Public Facilities Authority Hospital Revenue, (Lake Charles Memorial
                         Hospital Project), 8.625% due 12/1/30                                                    5,803,014
  2,000,000   BB-     Port of New Orleans, LA IDR, (Continental Grain Co. Project), 7.500% due 7/1/13             2,053,460

                       See Notes to Financial Statements.

11  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================


 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
Louisiana -- 6.1% (continued)
$ 2,000,000   NR      Tobacco Settlement Financing Corp., LA Revenue, INFLOS, 8.539% due 5/15/31 (f)           $  1,502,960
  3,000,000   BB+     West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14                     3,072,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 27,131,812
---------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.0%
                      Maryland State Community Development Administration, Department of
                       Housing and Community Development:
    485,000   Aa3*         Multi-Family Housing, Insured Mortgage, Series A, FHA-Insured,
                             6.625% due 5/15/23                                                                     496,975
  1,000,000   Aa2*         Single-Family Program, Fourth Series, 6.450% due 4/1/14                                1,036,730
  7,000,000   NR      Maryland State Economic Development Corp., Chesapeake Bay, Series A,
                         7.730% due 12/1/27 (c)                                                                   6,554,100
  2,500,000   Ca*     Prince Georges County, MD Greater Southeast Healthcare System,
                         6.375% due 1/1/23 (e)                                                                      750,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  8,837,805
---------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 4.4%
                      Boston, MA Industrial Development Finance Authority Revenue:
                            Crosstown Center Project:
  1,000,000   Baa3*        6.500% due 9/1/35 (b)                                                                    981,360
  1,500,000   NR           8.000% due 9/1/35 (b)                                                                  1,484,430
  1,460,000   NR         Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (b)                                1,473,490
                      Massachusetts State Development Financing Agency Revenue:
  2,000,000   NR         Alliance Health Care Facilities, Series A, 7.100% due 7/1/32                             2,011,100
  3,000,000   NR         Briarwood, Series B, 8.250% due 12/1/30                                                  3,131,430
                      Massachusetts State Health & Educational Facilities Authority Revenue:
  2,000,000   BBB        Caritas Christi Obligation, Series B, 6.750% due 7/1/16 (c)                              2,162,920
  5,000,000   AAA        INFLOS, Series G, AMBAC-Insured, 10.245% due 7/1/25 (f)                                  5,225,800
  1,500,000   Ba2*       St. Memorial Medical Center, Series A, 6.000% due 10/1/23                                1,341,780
  1,025,000   AA      Massachusetts State HFA, Housing Revenue, Single Family, Series 38,
                         7.200% due 12/1/26 (b)                                                                   1,067,343
  2,345,000   D       Massachusetts State IFA Revenue, GO, Bradford College, 5.625% due 11/1/28 (e)                 522,935
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 19,402,588
---------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.4%
                      Detroit, MI Water Supply System Revenue:
  1,500,000   AAA        INFLOS, FGIC-Insured, 11.402% due 7/1/22 (f)                                             1,564,740
  2,000,000   AAA        Series B, MBIA-Insured, 5.250% due 7/1/32                                                2,049,880
  2,500,000   AAA     Michigan State Hospital Finance Authority Revenue, INFLOS, FSA-Insured,
                         11.251% due 2/15/22 (f)                                                                  2,561,575
  3,500,000   Caa2*   Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co.,
                         Series A, 6.250% due 11/1/15                                                             3,126,025
  5,000,000   NR      Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
                         Central Wayne Energy, Series A, 7.000% due 7/1/27 (b)(e)                                 1,250,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 10,552,220
---------------------------------------------------------------------------------------------------------------------------
Minnesota -- 2.0%
  3,000,000   NR      Minneapolis & St. Paul, MN Metropolitan Airports Community Special
                         Facilities Revenue, (Northwest Airlines Project), Series A,
                         7.000% due 4/1/25 (b)                                                                    2,266,800
  1,715,000   NR      Sartell, MN Health Care & Housing Facilities Revenue, (Foundation for
                         Healthcare Project), Series A, 8.000% due 9/1/30                                         1,773,139
                      St. Paul, MN Housing & Redevelopment Authority, Hospital Revenue,
                         (Healtheast Project), Series A:
  2,225,000   BB           5.700% due 11/1/15                                                                     1,790,035
  3,415,000   BB           6.625% due 11/1/17                                                                     2,933,109
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  8,763,083
---------------------------------------------------------------------------------------------------------------------------
Missouri -- 0.3%
  1,500,000   NR      St. Joseph, MO IDA, Healthcare Revenue, Living Community, (St. Joseph Project),
                         7.000% due 8/15/32                                                                       1,477,875
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

12  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
Montana -- 1.6%
$ 7,000,000   CCC     Lewis & Clark County, MT Environmental Revenue Facilities, (Asarco Inc. Project),
                         5.850% due 10/1/33 (b)                                                                $  1,540,000
  6,490,000   NR      Montana State Board Investment Resource Recovery Revenue, (Yellowstone Energy
                         LP Project), 7.000% due 12/31/19 (b)(c)                                                  5,372,617
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  6,912,617
---------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 0.6%
  1,500,000   BBB-    New Hampshire Health & Educational Facilities Authority Revenue, New Hampshire
                         College, 7.500% due 1/1/31                                                               1,613,010
  1,250,000   BB-     New Hampshire Higher Educational & Health Facilities Authority Revenue,
                         Littleton Hospital Association, Series A, 6.000% due 5/1/28                              1,000,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2,613,885
---------------------------------------------------------------------------------------------------------------------------
New Jersey -- 5.0%
    700,000   B1*     Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16               635,586
  5,000,000   B1*     Camden County, NJ Improvement Authority Revenue, (Health Care Redevelopment
                         Project), Cooper Health System, 6.000% due 2/15/27                                       3,802,250
  1,500,000   BBB-    Hudson County, NJ Improvement Authority, Solid Waste System Revenue,
                         6.000% due 1/1/29                                                                        1,428,105
                      New Jersey EDA:
  4,000,000   NR         Healthcare Facilities Revenue, Sayreville Senior Living, Series A,
                         6.375% due 4/1/29 (e)                                                                    1,680,000
  3,750,000   NR         Retirement Community Revenue, Series A, 8.250% due 11/15/30                              4,046,475
                      New Jersey Healthcare Facility Financing Authority Revenue:
  1,000,000   A          Health System, Catholic Health East, Series A, 5.375% due 11/15/33                       1,002,550
  1,000,000   NR         Raritan Bay Medical Center, 7.250% due 7/1/27                                            1,013,080
  5,000,000   BBB-       Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (c)                                5,459,350
  3,000,000   AAA     New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing
                         Revenue, Presidential Plaza, Series 1, FHA-Insured, 7.000% due 5/1/30                    3,045,870
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 22,113,266
---------------------------------------------------------------------------------------------------------------------------
New York -- 4.9%
  1,000,000   NR      Brookhaven, NY IDA, Civic Facilities Revenue, Memorial Hospital Center,
                         Series A, 8.250% due 11/15/30                                                            1,061,170
  1,000,000   NR      Monroe County, NY IDA, Civic Facilities Revenue, (Woodland Village Project),
                         8.550% due 11/15/32                                                                      1,056,750
                      New York, NY IDA, Civic Facility Revenue:
  2,885,000   NR         Amboy Properties Corp. Project, 6.750% due 6/1/20                                        2,908,426
  2,665,000   NR         Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19                   2,838,545
  2,770,000   AA-     New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08                       3,324,360
  2,215,000   A-      New York State Energy, Research & Development Authority, Electric Facilities
                         Revenue, Series A, Unrefunded Balance, 7.150% due 6/1/20 (b)                             2,281,672
  2,000,000   NR      Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue, (Solvay
                         Paperboard LLC Project), 7.000% due 11/1/30 (b)                                          2,078,240
    500,000   NR      Orange County, NY IDA, Civic Facility Revenue, (Adult Homes at Erie
                         Station), Series B, 7.000% due 8/1/31                                                      498,770
                      Suffolk County, NY IDA, Civic Facility Revenue, Southampton Hospital
                         Association:
  3,000,000   NR           Series A, 7.250% due 1/1/30                                                            2,940,630
  3,000,000   NR           Series B, 7.625% due 1/1/30                                                            3,048,990
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 22,037,553
---------------------------------------------------------------------------------------------------------------------------
North Carolina -- 1.4%
                      Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport:
  2,000,000   NR         5.600% due 7/1/27 (b)                                                                    1,139,040
  2,000,000   NR         US Airways, 7.750% due 2/1/28 (b)                                                        1,129,320

                       See Notes to Financial Statements.

13  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
North Carolina -- 1.4% (continued)
                      North Carolina Medical Care Community Health Care Facilities Revenue, De Paul
                         Community Facility:
$ 2,055,000   NR           6.125% due 1/1/28                                                                   $  1,833,224
  1,990,000   NR           7.625% due 11/1/29                                                                     2,028,347
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  6,129,931
---------------------------------------------------------------------------------------------------------------------------
Ohio -- 1.8%
  2,500,000   BBB     Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                         7.500% due 1/1/30                                                                        2,746,950
                      Ohio State Water Development Authority, PCR, Series A:
  3,475,000   BBB        Cleveland Electric, 8.000% due 10/1/23 (b)                                               3,732,949
  1,500,000   BBB        Toledo Edison, 8.000% due 10/1/23 (b)                                                    1,611,345
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  8,091,244
---------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 2.0%
  8,000,000   B2*     Oklahoma Development Financing Authority Revenue, Hillcrest Healthcare
                         System A, 5.625% due 8/15/29                                                             5,846,000
  1,410,000   AAA     Oklahoma HFA, Single Family Mortgage, Series B, GNMA-Collateralized,
                         7.997% due 8/1/18 (b)                                                                    1,543,034
  2,200,000   BB      Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11                  1,320,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  8,709,034
---------------------------------------------------------------------------------------------------------------------------
Oregon -- 0.2%
  1,000,000   BBB     Klamath Falls, OR International Community Hospital Authority Revenue, (Merle
                         West Medical Center Project), 6.250% due 9/1/31                                          1,028,770
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 10.2%
  4,500,000   Baa3*   Allentown, PA Hospital Authority Revenue, Sacred Heart Hospital of Allentown,
                         Series B, 6.750% due 11/15/15 (c)                                                        4,256,685
  1,400,000   NR      Blair County, PA IDA Revenue, (Village of Pennsylvania State Project),
                         Series A, 7.000% due 1/1/34                                                              1,411,550
  2,000,000   NR      Bucks County, PA IDA, Management Healthcare Facility-Chandler,
                         6.300% due 5/1/29                                                                        1,832,620
  1,000,000   NR      Cumberland County, PA Municipal Authority, Retirement Community
                         Revenue, Wesley Affiliated Services, Series A, 7.250% due 1/1/35                           981,620
                      Dauphin County, PA General Authority:
  3,295,000   NR         Hotel & Conference Center - Hyatt Regency, 6.200% due 1/1/29                             2,721,341
  5,000,000   NR         Riverfront Office, 6.000% due 1/1/25                                                     4,845,800
  2,000,000   B3*     Langhorne Manor Borough, PA Higher Education & Health Authority
                         Revenue, Lower Bucks Hospital, 7.300% due 7/1/12                                         1,907,200
  3,500,000   NR      Lehigh County, PA General Purpose Authority Revenues, First Mortgage,
                         (Bible Fellowship Church Home Inc.), 7.750% due 11/1/33                                  3,522,155
  2,500,000   A3*     Luzerne County, PA IDA, Exempt Facility Revenue, (Pennsylvania Gas &
                         Water Co. Project), Series A, 7.200% due 10/1/17 (b)                                     2,555,300
                      Montgomery County, PA Higher Education & Health Authority Revenue,
                         Temple Continuing Care Center:
  6,000,000   NR           6.625% due 7/1/19                                                                      3,000,000
  5,000,000   NR           6.750% due 7/1/29                                                                      2,500,000
                      Northumberland County, PA IDA, Facilities Revenue, (NHS Youth Services Inc.):
  1,000,000   NR         Series A, 7.500% due 2/15/29                                                               977,620
  1,000,000   A          Series B, ACA-Insured, 5.500% due 2/15/33                                                  984,100
                      Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
  1,000,000   A3*        Amtrak Project, Series A, 6.375% due 11/1/41 (b)                                           897,410
  4,500,000   BBB-       Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15 (b)            4,684,770
  4,000,000   BBB        WasteWater Treatment Revenue, Sun Co. Inc., (R&M Project), Series A,
                           7.600% due 12/1/24 (b)                                                                 4,243,040

                       See Notes to Financial Statements.

14  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
Pennsylvania -- 10.2% (continued)
$ 4,000,000   NR      Westmoreland County, PA IDA Revenue, Healthcare Facilities Revenue, Series B,
                         8.125% due 11/15/30                                                                   $  4,176,760
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 45,497,971
---------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 0.9%
  4,600,000   BBB+    Rhode Island Health & Educational Building Corp. Revenue, Roger Williams
                         General Hospital, 5.500% due 7/1/28                                                      3,818,598
---------------------------------------------------------------------------------------------------------------------------
South Carolina -- 1.8%
                      Greenville, SC Connector 2000 Association, Toll Road Revenue:
                         Capital Appreciation, Series B:
 12,500,000   BBB-         Zero coupon due 1/1/28                                                                   429,750
 20,250,000   BBB-         Zero coupon due 1/1/30                                                                   531,158
  9,900,000   BBB-         Zero coupon due 1/1/36                                                                   115,335
 15,550,000   BBB-         Zero coupon due 1/1/38                                                                   138,240
  5,970,000   BBB-       Southern Connector Project, Series A, 5.375% due 1/1/38                                  2,507,340
  3,000,000   BBB-    South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A,
                         6.625% due 4/1/36                                                                        3,030,660
  1,150,000   NR      Tobacco Settlement Revenue Management Authority, SC Tobacco
                         Settlement Revenue, Series PA 962, 10.719% due 11/15/09 (d)                              1,049,536
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7,802,019
---------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.4%
  1,600,000   NR      Oglala Sioux Tribe, SD Tribal Revenue Bond, 7.500% due 7/1/13                               1,606,160
---------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.6%
  3,000,000   NR      Shelby County, TN Health Educational & Housing Facilities Revenue,
                         6.875% due 7/1/36                                                                        2,884,350
---------------------------------------------------------------------------------------------------------------------------
Texas -- 9.0%
    455,000   A       Anson, TX Education Facilities Corp., Student Housing Revenue,
                         University of Texas, (Waterview Park Project), ACA-Insured,
                         5.100% due 1/1/34                                                                          433,912
  5,000,000   NR      Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel,
                         6.750% due 4/1/27 (c)                                                                    4,678,600
  4,970,000   NR      Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue,
                         Series A, Continental Lady Ester, 6.875% due 6/1/29                                      4,772,492
  1,000,000   A       Brazos River, TX Brazoria County Environmental, (Dow Chemical Co.
                         Project), Series A-7, 6.625% due 5/15/33 (b)                                             1,009,140
  1,995,000   BBB     Corpus Christi, TX (Celanese Project), Series A, 6.450% due 11/1/30                         2,056,546
  1,665,000   B1*     Dallas-Fort Worth, TX International Airport Facilities Import Corp. Revenue,
                         American Airlines, Inc., 6.375% due 5/1/35 (b)                                             474,525
  1,575,000   NR      Denton County, TX Reclamation & Road District, 8.500% due 6/1/16                            1,587,458
  1,480,000   NR      El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
                         Sub-Las Lomas Apartments, Series C, 8.375% due 6/1/30                                    1,563,206
  3,000,000   Ba2*    Gulf Coast Industrial Development Authority, TX Solid Waste Disposal Revenue,
                         (Citgo Petroleum Corp. Project), 7.500% due 5/1/25 (c)                                   2,967,210
 10,000,000   AAA     Houston, TX Hotel Occupancy Tax & Special Revenue, Capital Appreciation,
                         Series B, AMBAC-Insured, zero coupon due 9/1/32                                          1,992,600
  3,000,000   NR      Midlothian, TX Development Authority Tax, Increment Contract Revenue,
                         7.825% due 11/15/26                                                                      3,210,030
                      San Antonio, TX Airport System Revenue, AMBAC-Insured:
  3,000,000   AAA        7.125% due 7/1/06                                                                        3,133,260
  1,000,000   AAA        7.125% due 7/1/08                                                                        1,044,420
  2,000,000   AAA        7.375% due 7/1/13                                                                        2,090,860
                      Texas State Affordable Housing Corp., Multi-Family Housing Revenue, Series C:
  1,045,000   Baa3*      Ashton Place & Woodstock, Jr. Bond, 7.250% due 8/1/33 (c)                                1,062,619
  2,180,000   Baa3*      Sub-HIC Arborstone/Baybrook, 7.250% due 11/1/31                                          2,120,224

                       See Notes to Financial Statements.

15  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                 January 31, 2003
================================================================================

 FACE
 AMOUNT       RATING(a)                                SECURITY                                                    VALUE
===========================================================================================================================
Texas -- 9.0% (continued)
$ 3,000,000   A3*     Travis County, TX HFA, Multi-Family Housing Revenue, (Lakeview Apartments
                         Project), Series A, 6.375% due 1/1/34                                                 $  2,903,580
  3,000,000   NR      Willacy County, TX Public Facility Corp. Project Revenue, Series A-1,
                         8.250% due 12/1/23                                                                       2,952,600
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 40,053,282
---------------------------------------------------------------------------------------------------------------------------
Vermont -- 0.2%
  1,000,000   NR      Vermont Educational & Health Buildings Financing Agency, Healthcare Facilities,
                         (Copley Manor Project), 6.150% due 4/1/19                                                  691,200
---------------------------------------------------------------------------------------------------------------------------
Virginia -- 3.0%
  1,630,000   NR      Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                         (Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30                         1,669,821
  2,135,000   NR      Newport News, VA Redevelopment & Housing Authority, Multi-Family Housing
                         Revenue, St. Michael's Apartments, 7.250% due 11/1/28                                    1,795,749
                      Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation,
                         Series B:
 18,400,000   BBB-         Zero coupon due 8/15/33                                                                1,191,584
 35,500,000   BBB-         Zero coupon due 8/15/35                                                                1,921,615
                      Virginia Beach, VA Development Authority, Multi-Family Housing Revenue,
                         Residential Rental:
  2,500,000   NR           Hampton Project, 7.500% due 10/1/39 (b)                                                2,377,575
  2,500,000   NR           Mayfair Project, 7.500% due 10/1/39 (b)                                                2,487,250
  1,970,000   NR      Virginia Beach, VA Development Authority Revenue, Ramada on the Beach,
                         7.000% due 12/1/15                                                                       1,968,089
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 13,411,683
---------------------------------------------------------------------------------------------------------------------------
Washington -- 0.4%
  3,315,000   D       Spokane, WA Downtown Foundation Parking Revenue, (River Park Square Project),
                         5.600% due 8/1/19 (e)                                                                    1,922,700
---------------------------------------------------------------------------------------------------------------------------
West Virginia -- 0.9%
  2,000,000   A       Beckley, WV IDR, (Beckley Water Commission Project), 7.000% due 10/1/17 (b)                 2,044,420
  2,000,000   NR      West Virginia EDA Communal Development Revenue, (Stonewall Jackson Project),
                         Series B, 8.000% due 4/1/30                                                              1,978,040
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,022,460
---------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 1.0%
                      Wisconsin State Health & Educational Facilities Authority Revenue:
  2,000,000   A-++       Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                    1,897,760
  1,600,000   NR         Benchmark Healthcare Inc. Project, Series A, 6.750% due 12/1/28 (e)                        960,000
  1,500,000   BBB+       Marshfield Clinic, Series B, 6.000% due 2/15/25                                          1,498,140
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  4,355,900
---------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.1%
    585,000   AA      Wyoming Community Development Authority, Housing Revenue, Series 1,
                         7.100% due 6/1/17                                                                          608,547
---------------------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                         (Cost -- $492,347,603**)                                                              $445,223,328
===========================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service and those identified by a double dagger (++), which are rated by Fitch Ratings.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) All or a portion of this security has been segregated as collateral for open futures contracts commitments.

(d)   Variable rate security.

(e) Security is currently in default.

(f) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 17 through 19 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

16  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC       predominantly speculative with respect to capacity to pay interest and and CC repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D      -- Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

17  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch Ratings ("Fitch") -- Ratings from "A" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A      -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.

18  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)

================================================================================

ABAG       -- Association of Bay Area Governments

ACA        -- American Capital Assurance
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FAIRS      -- Floating Adjustable Interest Rate Securities
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Agency
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
IFA        -- Industrial Finance Authority
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand


18  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                 January 31, 2003
================================================================================

ASSETS:
     Investments, at value (Cost -- $492,347,603)                        $ 445,223,328
     Cash                                                                      338,664
     Interest receivable                                                     7,325,091
     Receivable for Fund shares sold                                           379,820
     Receivable for securities sold                                             85,355
     Other receivables                                                         590,000
--------------------------------------------------------------------------------------
     Total Assets                                                          453,942,258
--------------------------------------------------------------------------------------

LIABILITIES:
     Distribution fees payable                                               1,229,327
     Payable for securities purchased                                          995,326
     Payable to broker-- variation margin                                      234,375
     Investment advisory fee payable                                           192,468
     Payable for Fund shares purchased                                          86,391
     Administration fee payable                                                 83,658
     Accrued expenses                                                           99,325
--------------------------------------------------------------------------------------
     Total Liabilities                                                       2,920,870
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 451,021,388
======================================================================================

NET ASSETS:
     Par value of shares of beneficial interest                          $      30,357
     Capital paid in excess of par value                                   509,189,971
     Undistributed net investment income                                     2,639,714
     Accumulated net realized loss from security transactions              (12,451,097)
     Net unrealized depreciation of investments and futures contracts      (48,387,557)
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 451,021,388
======================================================================================
Shares Outstanding:
     Class A                                                                23,082,266
     ---------------------------------------------------------------------------------
     Class B                                                                 5,588,174
     ---------------------------------------------------------------------------------
     Class L                                                                 1,686,625
     ---------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $       14.86
     ---------------------------------------------------------------------------------
     Class B *                                                           $       14.86
     ---------------------------------------------------------------------------------
     Class L **                                                          $       14.85
     ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)   $       15.48
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       15.00
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

20  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 2003
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $ 18,036,797
-----------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 3)                                                   958,550
     Distribution fees (Note 3)                                                         653,812
     Administration fee (Note 3)                                                        479,275
     Shareholder and system servicing fees                                               84,071
     Shareholder communications                                                          31,814
     Audit and legal                                                                     29,013
     Custody                                                                             28,905
     Registration fees                                                                   20,165
     Trustees' fees                                                                      12,654
     Other                                                                                3,719
-----------------------------------------------------------------------------------------------
     Total Expenses                                                                   2,301,978
-----------------------------------------------------------------------------------------------
Net Investment Income                                                                15,734,819
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                          65,839,053
        Cost of securities sold                                                      71,518,043
-----------------------------------------------------------------------------------------------
     Net Realized Loss                                                               (5,678,990)
-----------------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments and Futures Contracts:
        Beginning of period                                                         (36,441,240)
        End of period                                                               (48,387,557)
-----------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                        (11,946,317)
-----------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                       (17,625,307)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                             $ (1,890,488)
===============================================================================================

                       See Notes to Financial Statements.

21  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                           2003             2002
====================================================================================================
OPERATIONS:
     Net investment income                                            $  15,734,819    $  32,232,131
     Net realized loss                                                   (5,678,990)      (2,438,335)
     Increase in net unrealized depreciation                            (11,946,317)     (12,155,423)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                   (1,890,488)      17,638,373
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE2):
     Net investment income                                              (14,904,108)     (31,323,908)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (14,904,108)     (31,323,908)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                    16,616,082       88,678,580
     Net asset value of shares issued for reinvestment of dividends       7,597,525       16,328,962
     Cost of shares reacquired                                          (47,577,282)    (107,908,774)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                (23,363,675)      (2,901,232)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                  (40,158,271)     (16,586,767)

NET ASSETS:
     Beginning of period                                                491,179,659      507,766,426
----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 451,021,388    $ 491,179,659
====================================================================================================
* Includes undistributed net investment income of:                    $   2,639,714    $   1,809,003
====================================================================================================

                       See Notes to Financial Statements.

22  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective August 1, 2001 and recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $234,273 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

23  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2003, the Fund paid transfer agent fees of $75,526 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2003, SSB received sales charges of approximately $48,000 and $15,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2003, CDSCs paid to SSB were approximately:

                                      Class A       Class B        Class L
================================================================================
CDSCs                                 $1,000        $36,000        $2,000
================================================================================


24  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                                       Class A       Class B        Class L
================================================================================
Distribution Plan Fees                $273,129      $288,312        $92,371
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $35,805,319
--------------------------------------------------------------------------------
Sales                                                                 65,839,053
================================================================================

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,961,893
Gross unrealized depreciation                                       (59,086,168)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(47,124,275)
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segragated by the custodian in the name of the broker. Additional securities are also segragated up the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2003, the Fund held the following open futures contracts:


                                     Number of                     Basis        Market       Unrealized
To Sell:                             Contracts    Expiration       Value         Value          Loss
========================================================================================================
U.S. 20 Year Treasury Bond              500          3/03       $54,830,468   $56,093,750   $(1,263,282)
========================================================================================================

25  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

6. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, approximately $6,752,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                2009                   2010
================================================================================
Capital Loss Carryforward                    $1,032,000             $5,720,000
================================================================================

7. Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                               Six Months Ended                         Year Ended
                                               January 31, 2003                        July 31, 2002
                                       -------------------------------        ------------------------------
                                          Shares            Amount              Shares            Amount
============================================================================================================
Class A
Shares sold                               585,376        $  8,917,858          3,661,261       $ 57,192,373
Shares issued on reinvestment             415,468           6,282,994            844,409         13,072,289
Shares reacquired                      (1,999,814)        (30,328,604)        (3,671,937)       (57,017,343)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (998,970)       $(15,127,752)           833,733       $ 13,247,319
============================================================================================================
Class B
Shares sold                               380,280        $  5,783,970          1,355,062       $ 21,138,733
Shares issued on reinvestment              69,395           1,050,144            172,530          2,676,669
Shares reacquired                        (910,649)        (13,852,376)        (3,010,920)       (46,946,495)
------------------------------------------------------------------------------------------------------------
Net Decrease                             (460,974)       $ (7,018,262)        (1,483,328)      $(23,131,093)
============================================================================================================
Class L
Shares sold                               125,949        $  1,914,254            664,097       $ 10,347,474
Shares issued on reinvestment              17,485             264,387             35,260            580,004
Shares reacquired                        (223,799)         (3,396,302)          (255,367)        (3,944,936)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   (80,365)      $  (1,217,661)           443,990       $  6,982,542
============================================================================================================

26  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                   2003(1)(2)       2002(2)       2001(2)       2000(2)       1999(2)        1998
==================================================================================================================================
Net Asset Value, Beginning of Period           $   15.40        $   15.82     $   15.78     $   16.98     $   17.96     $   18.07
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                          0.51             1.02          1.03          0.92          0.92          0.95
  Net realized and unrealized gain (loss)(3)       (0.56)           (0.45)         0.01         (1.12)        (0.55)         0.19
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.05)            0.57          1.04         (0.20)         0.37          1.14
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.49)           (0.99)        (1.00)        (0.95)        (0.92)        (0.98)
  Net realized gains                                  --               --            --         (0.05)        (0.43)        (0.27)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.49)           (0.99)        (1.00)        (1.00)        (1.35)        (1.25)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   14.86        $   15.40     $   15.82     $   15.78     $   16.98     $   17.96
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       (0.35)%++         3.77%         6.84%        (1.00)%        2.06%         6.54%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $     343        $     371     $     368     $     303     $     289     $     268
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.84%+           0.84%         0.82%         0.84%         0.82%         0.83%
  Net investment income(3)                          6.71+            6.56          6.50          6.13          5.21          5.24
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                8%              24%           29%           29%           50%           84%
==================================================================================================================================

Class B Shares                                   2003(1)(2)       2002(2)       2001(2)       2000(2)       1999(2)        1998
==================================================================================================================================
Net Asset Value, Beginning of Period           $   15.40        $   15.82     $   15.79     $   16.99     $   17.98     $   18.09
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                          0.47             0.93          0.92          1.18          0.83          0.86
  Net realized and unrealized gain (loss)(3)       (0.56)           (0.43)         0.04         (1.46)        (0.56)         0.19
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.09)            0.50          0.96         (0.28)         0.27          1.05
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.45)           (0.92)        (0.93)        (0.87)        (0.83)        (0.89)
  Net realized gains                                  --               --            --         (0.05)        (0.43)        (0.27)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.45)           (0.92)        (0.93)        (0.92)        (1.26)        (1.16)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   14.86        $   15.40     $   15.82     $   15.79     $   16.99     $   17.98
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       (0.60)%++         3.26%         6.25%        (1.52)%        1.48%         6.01%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $      83        $      93     $     119     $     198     $     353     $     471
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.35%+           1.35%         1.32%         1.34%         1.31%         1.32%
  Net investment income(3)                          6.14+            6.04          5.96          5.59          4.70          4.75
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                8%              24%           29%           29%           50%           84%
==================================================================================================================================

(1)  For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52% for Class A Shares. In addition, for Class A Shares, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. For Class B Shares, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.92, $0.42 and 6.00%, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

27  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                   2003(1)(2)       2002(2)       2001(2)       2000(2)       1999(2)      1998(3)
==================================================================================================================================
Net Asset Value, Beginning of Period           $   15.39        $   15.80     $   15.76     $   16.96     $   17.95     $   18.07
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                          0.47             0.94          0.94          0.70          0.81          0.87
  Net realized and unrealized gain (loss)(4)       (0.56)           (0.45)         0.01         (1.00)        (0.55)         0.16
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.09)            0.49          0.95         (0.30)         0.26          1.03
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.45)           (0.90)        (0.91)        (0.85)        (0.82)        (0.88)
  Net realized gains                                  --               --            --         (0.05)        (0.43)        (0.27)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.45)           (0.90)        (0.91)        (0.90)        (1.25)        (1.15)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   14.85        $   15.39     $   15.80     $   15.76     $   16.96     $   17.95
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       (0.62)%++         3.24%         6.21%        (1.61)%        1.42%         5.91%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $  25,047        $  27,198     $  20,906     $   5,360     $   3,122     $   1,869
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.38%+           1.38%         1.35%         1.44%         1.44%         1.42%
  Net investment income(4)                          6.15+            6.05          6.01          5.57          4.62          4.64
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                8%              24%           29%           29%           50%           84%
==================================================================================================================================

(1)  For the six months ended January 31, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

28  Smith Barney Municipal High Income Fund |
                                         2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
       SMITH BARNEY
MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0217 3/03                                                              03-4597

     ---------------------------------------------------------------------
                                  SMITH BARNEY
                             TOTAL RETURN BOND FUND
     ---------------------------------------------------------------------

             CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

     ---------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
     ---------------------------------------------------------------------

[PHOTO OMITTED]

JOSEPH P. DEANE
PORTFOLIO MANAGER

[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o January 31, 2003

SMITH BARNEY
TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOSEPH P. DEANE
--------------------------------------------------------------------------------

Joseph P. Deane has more than 32 years of securities business experience and has been managing the Fund since its inception.

Education: BA in History from Iona College

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to maximize total return consisting of capital appreciation and income by investing, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
February 27, 1998

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
32 Years

                                           CLASS A      CLASS B      CLASS L
--------------------------------------------------------------------------------
NASDAQ                                      TRBAX        TRBBX        SBTLX
--------------------------------------------------------------------------------
INCEPTION                                  2/27/98      2/27/98      2/27/98
--------------------------------------------------------------------------------

Average Annual Total Returns as of January 31, 2003*

                                      Without Sales Charges(1)

                            Class A            Class B            Class L
--------------------------------------------------------------------------------
Six-Month+                   4.81%              4.45%              4.56%
--------------------------------------------------------------------------------
One-Year                     9.25               8.68               8.84
--------------------------------------------------------------------------------
Since Inception++            6.15               5.60               5.67
--------------------------------------------------------------------------------

                                       With Sales Charges(2)

                            Class A            Class B            Class L
--------------------------------------------------------------------------------
Six-Month+                   0.06%             (0.05)%             2.55%
--------------------------------------------------------------------------------
One-Year                     4.33               4.18               6.77
--------------------------------------------------------------------------------
Since Inception++            5.17               5.43               5.45
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is February 27, 1998.

--------------------------------------------------------------------------------

What's Inside

Letter From the Chairman ..................................................    1

Manager Overview ..........................................................    2

Historical Performance ....................................................    5

Fund at a Glance ..........................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   14

Statement of Operations ...................................................   15

Statements of Changes in Net Assets .......................................   16

Notes to Financial Statements .............................................   17

Financial Highlights ......................................................   22

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

                            LETTER FROM THE CHAIRMAN

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Total Return Bond Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this semi-annual report for the Fund for the period ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 20, 2003

1  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

                                MANAGER OVERVIEW

Performance Review

For the six months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned 4.81%.(i) The Fund outperformed its Lipper peer group of general bond funds, which returned 4.42% for the same period,(1) However, it underperformed its unmanaged benchmark, the Merrill Lynch U.S. Corporate & Government 10+ Years Index ("Merrill Lynch Index"),(ii) which returned 9.58% for the same period.

The Fund's underperformance relative to the Merrill Lynch Index was due to the fact that we began reducing the Fund's average maturity in anticipation of a rising interest rate environment. This strategy hampered the Fund last year because shorter maturities dampened the Fund's exposure to the rise in bond prices as interest rates declined (bond prices move oppositely to yields). However, given that short-term interest rates are at a 41-year low and it appears that the economy may be poised for an upswing, we think that interest rates may rise in the future. In such an environment, a shorter average duration(iii) will allow us to move faster in rolling positions over into higher-yielding securities.

Equity Concerns Boost Bonds

When the period began in August, lingering concerns about the integrity of corporate financial reporting practices, the strength of the U.S. economy and mounting tensions with Iraq continued to hover over the equity market. Amid widespread speculation that the Federal Reserve ("Fed")(iv) would further cut the federal funds rate ("fed funds rate")(v) to help stimulate the economy, even with interest rates at their lowest levels since the Eisenhower administration, the Central Bank opted not to take such action at the time. The stock markets continued to struggle through September, prompting investors to continue to shift money into higher-rated fixed-income securities. This increased demand helped propel the prices of many investment-grade corporate and municipal bonds higher and was an absolute boon to the U.S. Treasury market. In early October, amid a rise in economic expectations, fixed-income securities markets languished somewhat while equity markets advanced during the first three weeks of the month.

Fed Cuts Rates

When the economy is weak, the Fed may consider dropping its interest rate targets as lower rates may encourage consumers to borrow and subsequently spend more, thereby pumping more money back into the economy. Bond prices often advance in anticipation of a Fed cut under the assumption that in a lower rate environment, new bonds would be issued at lower yields making the older higher-yielding bonds worth more in the market. (Conversely, bond prices tend to drop when rates rise).

Following an economic report released in October that reflected a weak labor market, the Fed proceeded to reduce its target for the fed funds rate by half a percentage point to a 41-year low of 1.25%. (The rate cut had already been widely anticipated by the markets, although exceeded consensus estimates). For the month of November, bond markets fluctuated, but as concerns about the economy and tensions with Iraq resurfaced as the calendar year proceeded to close, higher-rated bond markets rallied again as investors sought less-risky investment alternatives.

__________
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended January 31, 2003, calculated among 37 funds in the general bond funds category with reinvestment of dividends and capital gains excluding sales charges.

2  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

During its more recent two-day meeting held on January 28 and 29, 2003, the Fed opted not to change its fed funds target. The Fed stated at this time that rising oil prices and geopolitical risks had restrained spending and hiring by businesses, noting "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time." As of the close of the reporting period, the bond markets generated mixed-results but collectively ended the reporting period on a strong note.

Taking a Defensive Approach

We agree with these expectations that the economy will improve as the year progresses. Up until this point, the bond markets have been driven to a large extent by rate reductions triggered by the Fed. Going forward through 2003 and 2004 (which is a presidential year), however, we believe that fiscal policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in terms of influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once the economy gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help minimize inflation concerns. Furthermore, the expanding federal budget deficit may oblige the U.S. Treasury department to increase its borrowing, which could trigger an increase in rates later this year as well.

A rising interest rate environment would put downward pressure on bond prices, particularly on bonds of longer maturities which are more sensitive to rate swings. Furthermore, we believe the prospects for upside potential in this universe are limited. Therefore, to help minimize fluctuations associated with potential rate hikes ahead, our recent approach has entailed shortening the average life of the portfolio (in terms of the length of the effective maturities of the Fund's holdings on an overall basis). If rates rise, a shorter average duration(iii) will enable us to proceed faster in rolling Fund holdings over into higher-yielding bonds. Furthermore, we recently used U.S. Treasury futures to help toward stabilizing the net asset value of the Fund, and we maintained some cash on the sidelines in the Fund to invest as future opportunities arise. Going forward, we plan to pursue this more conservative approach as we keep a close eye on the global economy and the financial markets.

As of the period's close, the Fund maintained approximately 49% exposure to taxable municipal bonds and 46.1% exposure to corporate bonds. In terms of our asset-allocation approach, we plan to maintain a diversified mix of corporate and taxable municipal fixed-income securities. Following a period of significantly low issuance, taxable municipal bonds have performed well, and we believe they are favorably priced. In addition, investment-grade corporate and taxable municipal bonds have offered competitive yields relative to U.S. Treasuries, which have risen considerably in the market. Given that prices of investment-grade corporate bonds have advanced less in the market than U.S. Treasuries, we believe that this asset class may prove to be more resilient than U.S. Treasuries in the event interest rates were to rise.

Although many municipalities have been faced with budgetary challenges in terms of their tax receipts, when choosing taxable municipal bond candidates for investment in the Fund, we focus on searching for bonds issued by municipalities that we feel are prudently balancing their budgets for the longer haul -- those governments that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt.

In the corporate bond market, we seek out investment obligations issued by companies that, in our view, have favorable credit profiles. We believe the investment-grade markets collectively offer long-term potential, but that experience can make a significant difference when it comes to securities- and maturity- selection, particularly when navigating through the current market environment. We believe that we have the professional expertise and know-how to make educated, tactical investment decisions in the investment-grade investment arena.

3  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Total Return Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Joseph P. Deane


Joseph P. Deane
Vice President and Investment Officer

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 8 through 11 for a list and percentage breakdown of the Fund's holdings.

__________
(i) Please note a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT"). State and local income taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
(ii) The Merrill Lynch Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.
(iii) Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.
(iv) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(v) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

4  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Historical Performance -- Class A Shares

                                Net Asset Value
                             ----------------------
                             Beginning       End       Income          Total
Period Ended                 of Period    of Period   Dividends      Returns(1)+
================================================================================
1/31/03                      $11.16         $11.37     $0.32           4.81%++
--------------------------------------------------------------------------------
7/31/02                       11.08          11.16      0.67           6.98
--------------------------------------------------------------------------------
7/31/01                       10.34          11.08      0.74          14.83
--------------------------------------------------------------------------------
7/31/00                       10.67          10.34      0.68           3.40
--------------------------------------------------------------------------------
7/31/99                       11.53          10.67      0.68          (1.79)
--------------------------------------------------------------------------------
Inception* -- 7/31/98         11.46          11.53      0.23           2.64++
================================================================================
Total                                                  $3.32
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                Net Asset Value
                             ----------------------
                             Beginning       End       Income          Total
Period Ended                 of Period    of Period   Dividends      Returns(1)+
================================================================================
1/31/03                      $11.16         $11.36     $0.29           4.45%++
--------------------------------------------------------------------------------
7/31/02                       11.08          11.16      0.61           6.42
--------------------------------------------------------------------------------
7/31/01                       10.34          11.08      0.69          14.26
--------------------------------------------------------------------------------
7/31/00                       10.67          10.34      0.62           2.83
--------------------------------------------------------------------------------
7/31/99                       11.53          10.67      0.62          (2.29)
--------------------------------------------------------------------------------
Inception* -- 7/31/98         11.46          11.53      0.21           2.48++
================================================================================
Total                                                  $3.04
================================================================================

Historical Performance -- Class L Shares

                                Net Asset Value
                             ----------------------
                             Beginning       End       Income          Total
Period Ended                 of Period    of Period   Dividends      Returns(1)+
================================================================================
1/31/03                      $11.16         $11.37     $0.29           4.56%++
--------------------------------------------------------------------------------
7/31/02                       11.08          11.16      0.61           6.49
--------------------------------------------------------------------------------
7/31/01                       10.34          11.08      0.69          14.30
--------------------------------------------------------------------------------
7/31/00                       10.67          10.34      0.63           2.89
--------------------------------------------------------------------------------
7/31/99                       11.53          10.67      0.62          (2.24)
--------------------------------------------------------------------------------
Inception* -- 7/31/98         11.46          11.53      0.21           2.49++
================================================================================
Total                                                  $3.05
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

5  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Average Annual Total Returns+ (unaudited)

                                                 Without Sales Charges(1)
                                       -----------------------------------------
                                        Class A         Class B         Class L
================================================================================
Six Months Ended 1/31/03++               4.81%           4.45%           4.56%
--------------------------------------------------------------------------------
Year Ended 1/31/03                       9.25            8.68            8.84
--------------------------------------------------------------------------------
Inception* through 1/31/03               6.15            5.60            5.67
================================================================================

                                                  With Sales Charges(2)
                                       -----------------------------------------
                                        Class A         Class B         Class L
================================================================================
Six Months Ended 1/31/03++               0.06%          (0.05)%          2.55%
--------------------------------------------------------------------------------
Year Ended 1/31/03                       4.33            4.18            6.77
--------------------------------------------------------------------------------
Inception* through 1/31/03               5.17            5.43            5.45
================================================================================

Cumulative Total Returns+ (unaudited)

                                                   Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/03)                         34.21%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/03)                         30.77
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                         31.21
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is February 27, 1998.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

6  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Smith Barney Total Return Bond Fund at a Glance (unaudited)

Value of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+

                          February 1998 -- January 2003

   [The following table was depicted as a line graph in the printed material.]

                Smith Barney Total   Smith Barney Total   Smith Barney Total       Merrill Lynch U.S.
                 Return Bond Fund     Return Bond Fund     Return Bond Fund     Corporate & Government
                  Class A Shares       Class B Shares       Class L Shares         10+ Years Index
                ------------------   ------------------   ------------------    ----------------------
Feb 27, 1998           9550                 10000                 9896                     10000
   July 1998           9803                 10248                10143                     10521
   July 1999           9628                 10013                 9916                      9915
   July 2000           9955                 10297                10202                     10612
   July 2001          11431                 11765                11662                     12034
 Jul 31 2002          12229                 12520                12418                     12792
Jan 31, 2003          12817                 12978                12985                     14017

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum sales charges of 4.50% and 1.00% at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 4.50% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through January 31, 2003. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          Industry Diversification*++

   [The following table was depicted as a bar chart in the printed material.]

                          6.5%    Automotive
                          6.3%    Chemicals
                          9.8%    Diversified Manufacturing
                          4.8%    Financial Services
                         13.5%    Food and Beverage
                         14.8%    Insurance
                          5.5%    Multimedia
                          6.3%    Retail
                          7.9%    Telecommunications
                          7.5%    Utilities
                         17.1%    Other

                            Investment Breakdown**++

   [The following table was depicted as a pie chart in the printed material.]

                         49.0%    Municipal Bonds
                          4.9%    Repurchase Agreement
                         46.1%    Corporate
                                  Bonds and Notes

*     As a percentage of total corporate bonds and notes.

**    As a percentage of total investments.

++ All information is as of January 31, 2003. Please note that Fund holdings are subject to change.

7  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)                             January 31, 2003

     FACE
     AMOUNT         RATING(a)                           SECURITY                                      VALUE
==============================================================================================================
CORPORATE BONDS AND NOTES -- 46.1%
Aerospace/Defense -- 2.0%
$     1,250,000     A+     Boeing Capital Corp., Sr. Notes, 6.100% due 3/1/11                     $  1,297,689
        775,000     A      Rockwell International Corp., Debentures, 6.700% due 1/15/28                796,395
      1,500,000     A+     United Technologies Corp., Debentures, 8.750% due 3/1/21                  2,002,250
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,096,334
--------------------------------------------------------------------------------------------------------------
Automotive -- 3.0%
      4,775,000     Baa1*  Ford Motor Co., Debentures, 8.875% due 1/15/22                            4,634,467
      1,480,000     A3*    General Motors Corp., Debentures, 9.400% due 7/15/21                      1,648,012
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,282,479
--------------------------------------------------------------------------------------------------------------
Chemicals -- 2.9%
      5,000,000     BB     Arco Chemical Co., Debentures, 9.800% due 2/1/20                          3,950,000
      2,000,000     A      PPG Industries Inc., Debentures, 7.400% due 8/15/19                       2,143,778
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,093,778
--------------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 1.4%
      2,600,000     AA-    The Procter & Gamble Co., Debentures, 6.450% due 1/15/26                  2,898,537
--------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 4.5%
      2,475,000     A2*    Altria Group, Inc., Debentures, 7.750% due 1/15/27                        2,759,194
      6,670,000     BB+    FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08 (b)            6,602,593
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,361,787
--------------------------------------------------------------------------------------------------------------
Energy -- 1.2%
        200,000     BBB    Halliburton Co., Debentures, 8.750% due 2/15/21                             200,541
      1,775,000     A      ONEOK, Inc., Debentures, 6.875% due 9/30/28                               1,713,395
        500,000     A-     Transocean Inc., Debentures, 8.000% due 4/15/27                             585,975
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,499,911
--------------------------------------------------------------------------------------------------------------
Financial Services -- 2.2%
      3,000,000     Aa3*   Bank of America Corp., Guaranteed Bonds, Series A, 8.070%
                             due 12/31/26 (c)                                                        3,419,430
      1,000,000     A1*    Bank One Corp., Sub. Debentures, 7.625% due 10/15/26                      1,215,289
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,634,719
--------------------------------------------------------------------------------------------------------------
Food and Beverage -- 6.3%
                           Coca-Cola Enterprises Inc., Debentures:
      5,300,000     A        6.750% due 9/15/23 (b)                                                  5,897,082
      1,000,000     A        6.750% due 9/15/28                                                      1,117,910
      5,775,000     BBB    Tyson Foods, Inc., Notes, 7.000% due 5/1/18 (b)                           5,991,563
--------------------------------------------------------------------------------------------------------------
                                                                                                    13,006,555
--------------------------------------------------------------------------------------------------------------
Healthcare -- 0.4%
        725,000     AA     Bristol-Myers Squibb Co., Debentures, 6.800% due 11/15/26                   790,580
--------------------------------------------------------------------------------------------------------------
Insurance -- 6.8%
      7,775,000     Baa2*  CNA Financial Corp., Notes, 6.950% due 1/15/18 (b)                        6,918,366
      6,425,000     Aa2*   Lion Connecticut Holdings Inc., Guaranteed Debentures,
                             7.625% due 8/15/26 (b)                                                  7,252,007
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,170,373
--------------------------------------------------------------------------------------------------------------
Machinery -- 2.0%
      2,750,000     A+     Caterpillar Inc., Sr. Debentures, 6.625% due 7/15/28                      3,071,425
      1,000,000     A+     Dover Corp., Notes, 6.500% due 2/15/11                                    1,109,675
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,181,100
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

8  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2003

     FACE
     AMOUNT         RATING(a)                           SECURITY                                      VALUE
==============================================================================================================
Metals/Mining -- 0.5%
$     1,000,000     A      Alcoa Inc., Bonds, 6.750% due 1/15/28                                  $  1,099,794
--------------------------------------------------------------------------------------------------------------
Multimedia -- 2.5%
      4,250,000     A-     Viacom Inc., Guaranteed Sr. Debentures, 7.875% due 7/30/30                5,232,932
--------------------------------------------------------------------------------------------------------------
Retail -- 2.9%
        750,000     BBB-   J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16                       701,250
      5,300,000     A-     Sears Roebuck Acceptance Corp., Notes, 7.500% due 10/15/27                4,796,792
        500,000     A+     Target Corp., Debentures, 6.750% due 1/1/28                                 543,002
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,041,044
--------------------------------------------------------------------------------------------------------------
Telecommunications -- 3.7%
        500,000     Aa3*   BellSouth Capital Funding Corp., Debentures, 7.875%
                             due 2/15/30                                                               612,946
        500,000     Aa2*   BellSouth Telecommunications, Inc., Debentures, 6.375%
                             due 6/1/28                                                                524,873
      4,775,000     Baa2*  Motorola, Inc., Debentures, 6.500% due 11/15/28                           4,178,125
      2,000,000     A+     Verizon Global Funding Corp., Notes, 7.750% due 12/1/30                   2,310,850
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,626,794
--------------------------------------------------------------------------------------------------------------
Transportation -- 0.4%
        921,889     A+     Continental Airlines Inc., Pass-Through Certificates, Series 2000-1,
                             Class A-1, 8.048% due 11/1/20                                             830,857
--------------------------------------------------------------------------------------------------------------
Utilities -- 3.4%
      2,200,000     BBB+   Duke Capital Corp., Sr. Notes, 8.000% due 10/1/19                         2,185,324
      4,775,000     Aa1*   Northern Illinois Gas Co., First Mortgage Bonds, 7.375%
                             due 10/15/27                                                            4,972,618
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,157,942
--------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                              (Cost -- $97,853,316)                                                 96,005,516
==============================================================================================================
MUNICIPAL BONDS -- 49.0%

Arizona -- 2.3%
      4,300,000     AAA    Phoenix, AZ IDA Revenue, America West Arena, AMBAC-Insured,
                             7.125% due 12/1/21                                                      4,738,041
--------------------------------------------------------------------------------------------------------------
California -- 18.3%
      2,350,000     AAA    Alameda Corridor Transportation Authority Revenue,
                             Series C, MBIA-Insured, 6.600% due 10/1/29                              2,566,036
                           Fresno, CA Joint Powers Financing Authority Lease Revenue,
                             Series B, FSA-Insured:
      1,000,000     AAA      6.930% due 6/1/23                                                       1,132,460
      1,000,000     AAA      7.030% due 6/1/31                                                       1,165,290
      5,000,000     AAA    Fresno, CA Taxable Pension Obligation Revenue, MBIA-Insured,
                             6.550% due 6/1/29 (b)                                                   5,597,350
      5,000,000     AAA    Imperial County, CA Pension Funding, Series A, AMBAC-Insured,
                             5.710% due 8/15/30                                                      4,951,950
      1,500,000     AAA    Los Angeles, CA Convention and Exhibition Center Authority
                             Lease Revenue, Series A, MBIA-Insured, 7.125% due 8/15/24               1,601,550
      7,980,000     AAA    Monrovia, CA Redevelopment Agency, Tax Allocation, (Center
                             Redevelopment Project), Series A, AMBAC-Insured, 7.050%
                             due 5/1/29 (b)                                                          8,501,413
      5,000,000     AAA    Oakland, CA Revenue, 1800 Harrison Foundation, Series A,
                             AMBAC-Insured, 8.500% due 1/1/29 (b)                                    5,661,600
      2,040,000     AAA    Pinole, CA Redevelopment Agency, Tax Allocation, Series B,
                             MBIA-Insured, 6.750% due 8/1/17                                         2,200,772
      1,300,000     AAA    San Dieguito, CA Public Facilities Authority Revenue, Series B,
                             AMBAC-Insured, 7.000% due 8/1/18                                        1,411,891

                       See Notes to Financial Statements.

9  Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2003

     FACE
     AMOUNT         RATING(a)                           SECURITY                                      VALUE
==============================================================================================================
California -- 18.3% (continued)
                           Union City, CA Community Redevelopment Agency, Tax
                             Allocation, Series B, AMBAC-Insured:
$     2,000,000     AAA      7.250% due 10/1/33                                                   $  2,187,140
      1,000,000     AAA      7.500% due 10/1/34                                                      1,111,020
--------------------------------------------------------------------------------------------------------------
                                                                                                    38,088,472
--------------------------------------------------------------------------------------------------------------
Connecticut -- 2.7%
      4,500,000     AAA    Bridgeport, CT GO, Taxable Pension Bonds, FGIC-Insured,
                             7.640% due 1/15/30 (b)                                                  5,608,485
--------------------------------------------------------------------------------------------------------------
Georgia -- 2.3%
      4,500,000     AAA    De Kalb County, GA Development Authority Revenue, (Regional
                             Office Project), MBIA-Insured, 6.875% due 3/1/20                        4,892,850
--------------------------------------------------------------------------------------------------------------
Kentucky -- 1.5%
      3,000,000     AAA    Owensboro, KY Electric Light and Power System Revenue, Series A,
                             FSA-Insured, 6.340% due 1/1/20                                          3,233,550
--------------------------------------------------------------------------------------------------------------
Maryland -- 4.6%
      6,800,000     Aaa*   Maryland State Transportation Authority Limited Obligation
                             Revenue, MBIA-Insured, 6.650% due 7/1/32 (b)                            7,548,476
      2,000,000     Aa2*   Montgomery County, MD Housing Opportunities, Community
                             Single-Family Mortgage Revenue, Series C, 7.000% due 7/1/30             2,089,560
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,638,036
--------------------------------------------------------------------------------------------------------------
Massachusetts -- 2.9%
      5,800,000     AAA    Northeastern University, MA Revenue, Series A, MBIA-Insured,
                             7.040% due 10/1/28 (b)                                                  6,155,192
--------------------------------------------------------------------------------------------------------------
New York -- 0.8%
      1,650,000     Aa1*   New York State Housing Finance Agency Revenue, MFH Secured
                             Mortgage, Series B, SONYMA-Insured, 6.370% due 8/15/34                  1,675,839
--------------------------------------------------------------------------------------------------------------
Oregon -- 2.1%
      3,000,000     Aaa*   Corvallis, OR GO, AMBAC-Insured, 6.500% due 1/1/30                        3,297,180
      1,000,000     AAA    Eugene, OR Electric Utility Revenue, Series A, FSA-Insured,
                             6.320% due 8/1/22                                                       1,073,610
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,370,790
--------------------------------------------------------------------------------------------------------------
Pennsylvania -- 2.2%
      1,685,000     AAA    Delaware River Port Authority, (PA Port District Project),
                             Series A, FSA-Insured, 7.630% due 1/1/21                                2,044,697
      2,295,000     AAA    York County, PA IDA, Economic Development Revenue, Series B,
                             FGIC-Insured, 6.875% due 10/1/18                                        2,473,758
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,518,455
--------------------------------------------------------------------------------------------------------------
Texas -- 6.9%
      2,500,000     AAA    Dallas-Fort Worth, TX International Airport Facilities
                             Improvement Corp. Revenue, MBIA-Insured, 7.070%
                             due 11/1/24                                                             2,685,025
      3,500,000     AAA    Lower Colorado River Authority, TX Refunding and
                             Improvement Revenue, Transmission Contract, MBIA-Insured,
                             6.190% due 5/15/22                                                      3,767,085
      7,110,000     AAA    Tyler, TX Health Facilities Development Corp., Hospital Revenue,
                             East Texas, Series E, FSA-Insured, Remarketed 2/17/99,
                             7.830% due 11/1/27 (b)                                                  7,840,837
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,292,947
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

10 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                 January 31, 2003

     FACE
     AMOUNT         RATING(a)                           SECURITY                                      VALUE
==============================================================================================================
Virginia -- 2.4%
$     5,000,000     AA+    Virginia State HDA, 6.020% due 1/1/28                                  $  4,910,350
--------------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost -- $93,766,934)                                                   102,123,007
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.9%
     10,098,000            Merrill Lynch & Co., Inc., 1.270% due 2/3/03; Proceeds at
                             maturity -- $10,099,069;(Fully collateralized by U.S.
                             Treasury Strips, 0.000% to 6.125% due 5/15/12 to 11/15/27;
                             Market value -- $10,400,954) (Cost -- $10,098,000)                     10,098,000
==============================================================================================================
                           TOTAL INVESTMENTS -- 100%
                              (Cost -- $201,718,250**)                                            $208,226,523
==============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.

(b) All or a portion of this security has been segregated for open futures contracts commitments.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

11 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

12 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Security Descriptions (unaudited)

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed To Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MFH    -- Multi-Family Housing
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Security
SONYMA -- State of New York Mortgage Agency
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

13 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)                 January 31, 2003

ASSETS:
     Investments, at value (Cost -- $201,718,250)                                     $ 208,226,523
     Cash                                                                                       820
     Interest receivable                                                                  3,335,092
     Receivable for Fund shares sold                                                        635,634
----------------------------------------------------------------------------------------------------
     Total Assets                                                                       212,198,069
----------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable to broker -- variation margin                                                  316,406
     Dividends payable                                                                      299,709
     Payable for Fund shares purchased                                                      222,227
     Management fee payable                                                                 115,424
     Distribution fees payable                                                               53,995
     Accrued expenses                                                                        40,013
----------------------------------------------------------------------------------------------------
     Total Liabilities                                                                    1,047,774
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 211,150,295
====================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                       $      18,578
     Capital paid in excess of par value                                                216,067,771
     Overdistributed net investment income                                                 (626,640)
     Accumulated net realized loss from security transactions and futures contracts      (9,163,117)
     Net unrealized appreciation of investments and futures contracts                     4,853,703
----------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 211,150,295
====================================================================================================
Shares Outstanding:
     Class A                                                                              4,765,786
     -----------------------------------------------------------------------------------------------
     Class B                                                                              9,066,864
     -----------------------------------------------------------------------------------------------
     Class L                                                                              4,745,291
     -----------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                   $       11.37
     -----------------------------------------------------------------------------------------------
     Class B *                                                                        $       11.36
     -----------------------------------------------------------------------------------------------
     Class L **                                                                       $       11.37
     -----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)                $       11.91
     -----------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                $       11.48
====================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

14 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Statement of Operations (unaudited)    For the Six Months Ended January 31, 2003

INVESTMENT INCOME:
     Interest                                                       $ 6,587,856
--------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                            664,589
     Distribution fees (Note 2)                                         624,571
     Shareholder and system servicing fees                               72,249
     Registration fees                                                   25,335
     Audit and legal                                                     15,049
     Custody                                                             14,858
     Shareholder communications                                          14,573
     Trustees' fees                                                       8,046
     Other                                                                1,965
--------------------------------------------------------------------------------
     Total Expenses                                                   1,441,235
--------------------------------------------------------------------------------
Net Investment Income                                                 5,146,621
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Loss From:
       Security transactions (excluding short-term securities)           (2,235)
       Futures contracts                                             (1,744,769)
--------------------------------------------------------------------------------
     Net Realized Loss                                               (1,747,004)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of
     Investments and Futures Contracts:
       Beginning of period                                             (630,020)
       End of period                                                  4,853,703
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                          5,483,723
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         3,736,719
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 8,883,340
================================================================================

                       See Notes to Financial Statements.


15 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended January 31, 2003 (unaudited) and the Year Ended July 31, 2002

                                                                           2003             2002
=====================================================================================================
OPERATIONS:
     Net investment income                                            $   5,146,621    $   9,082,949
     Net realized gain (loss)                                            (1,747,004)         459,515
     Increase in net unrealized appreciation                              5,483,723          919,279
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                               8,883,340       10,461,743
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (5,383,357)      (9,278,501)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders           (5,383,357)      (9,278,501)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                    45,271,938       76,586,536
     Net asset value of shares issued for reinvestment of dividends       3,636,453        6,216,407
     Cost of shares reacquired                                          (32,063,071)     (35,322,274)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                 16,845,320       47,480,669
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   20,345,303       48,663,911

NET ASSETS:
     Beginning of period                                                190,804,992      142,141,081
-----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 211,150,295    $ 190,804,992
====================================================================================================
* Includes overdistributed net investment income of:                  $    (626,640)   $    (389,904)
=====================================================================================================

                       See Notes to Financial Statements.


16 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $50,722 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective August 1, 2001 and recorded adjustments to decrease the cost of securities and to increase overdistributed net investment income by $263,243 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

17 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2003, the Fund paid transfer agent fees of $51,999 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended January 31, 2003, SSB did not receive any brokerage commissions.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2003, SSB received sales charges of approximately $72,000 and $87,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended January 31, 2003, CDSCs paid to SSB were approximately:

                                        Class A         Class B        Class L
================================================================================
CDSCs                                   $4,000         $130,000        $7,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2003, total Distribution Plan fees incurred were:

                                        Class A         Class B        Class L
================================================================================
Distribution Plan Fees                  $64,529        $375,183        $184,859
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

18 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

3. Investments

During the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $17,836,939
--------------------------------------------------------------------------------
Sales                                                                  1,931,928
================================================================================

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 13,029,584
Gross unrealized depreciation                                        (6,521,311)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  6,508,273
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2003, the Fund had the following open futures contracts:

                               # of                           Basis           Market        Unrealized
                             Contracts     Expiration         Value            Value           Loss
=======================================================================================================
Contracts to Sell:
U.S. Treasury Bonds             675           3/03         $74,071,992      $75,726,562    $(1,654,570)
=======================================================================================================

19 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2003, the Fund did not have any securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

During the six months ended January 31, 2003, the Fund did not enter into any reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At January 31, 2003, the Fund did not hold any when-issued securities and had not entered into any delayed delivery transactions.

9. Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $7,526,000 available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                       2007             2008             2009
================================================================================
Carryforward Amounts                $1,042,000       $1,052,000       $5,432,000
================================================================================

20 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

10. Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                              Six Months Ended                          Year Ended
                                              January 31, 2003                         July 31, 2002
                                      --------------------------------       -------------------------------
                                         Shares             Amount             Shares            Amount
============================================================================================================
Class A
Shares sold                              988,644         $ 11,212,996         1,525,928        $ 16,880,099
Shares issued on reinvestment             85,593              968,085           158,713           1,749,491
Shares reacquired                       (634,358)          (7,192,064)         (842,957)         (9,272,986)
------------------------------------------------------------------------------------------------------------
Net Increase                             439,879         $  4,989,017           841,684        $  9,356,604
============================================================================================================
Class B
Shares sold                            1,861,162         $ 21,115,026         3,073,371        $ 34,048,413
Shares issued on reinvestment            145,797            1,647,793           250,660           2,762,835
Shares reacquired                     (1,236,252)         (13,957,306)       (1,581,256)        (17,430,770)
------------------------------------------------------------------------------------------------------------
Net Increase                             770,707         $  8,805,513         1,742,775        $ 19,380,478
============================================================================================================
Class L
Shares sold                            1,143,392         $ 12,943,916         2,314,917        $ 25,658,024
Shares issued on reinvestment             90,252            1,020,575           154,575           1,704,081
Shares reacquired                       (967,421)         (10,913,701)         (781,429)         (8,618,518)
------------------------------------------------------------------------------------------------------------
Net Increase                             266,223         $  3,050,790         1,688,063        $ 18,743,587
============================================================================================================

21 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                 2003(1)(2)        2002(2)       2001(2)       2000(2)        1999(2)        1998(3)
====================================================================================================================================
Net Asset Value, Beginning of Period           $  11.16         $  11.08      $  10.34      $  10.67      $  11.53      $  11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)(5)                     0.31             0.66          0.69          0.70          0.67          0.25
   Net realized and unrealized gain (loss)(5)      0.22             0.09          0.79         (0.35)        (0.85)         0.05
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.53             0.75          1.48          0.35         (0.18)         0.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.32)           (0.67)        (0.74)        (0.68)        (0.68)        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.32)           (0.67)        (0.74)        (0.68)        (0.68)        (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  11.37         $  11.16      $  11.08      $  10.34      $  10.67      $  11.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       4.81%++          6.98%        14.83%         3.40%        (1.79)%        2.64%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $ 54,180         $ 48,276      $ 38,614      $ 32,972      $ 52,101      $ 54,674
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                     1.04%+           1.05%         1.05%         1.08%         1.02%         1.00%+
   Net investment income(5)                        5.41+            5.95          6.47          6.69          5.88          5.39+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               1%               4%            8%            8%           32%            0%
====================================================================================================================================

(1)   For the six months ended January 31, 2003 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(4) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                             Per Share Decrease                Expense Ratios
                          in Net Investment Income          Without Fee Waivers
                          ------------------------         --------------------
                          1999               1998          1999           1998
                          -----              -----         -----          -----
            Class A       $0.01              $0.01         1.11%          1.21%+

(5)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, those amounts would have been $0.67, $0.08 and 6.03% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

22 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares                                 2003(1)(2)        2002(2)       2001(2)       2000(2)        1999(2)        1998(3)
====================================================================================================================================
Net Asset Value, Beginning of Period           $  11.16         $  11.08      $  10.34      $  10.67      $  11.53      $  11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)(5)                     0.28             0.60          0.63          0.64          0.62          0.23
   Net realized and unrealized gain (loss)(5)      0.21             0.09          0.80         (0.35)        (0.86)         0.05
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.49             0.69          1.43          0.29         (0.24)         0.28
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.29)           (0.61)        (0.69)        (0.62)        (0.62)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.29)           (0.61)        (0.69)        (0.62)        (0.62)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  11.36         $  11.16      $  11.08      $  10.34      $  10.67      $  11.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       4.45%++          6.42%        14.26%         2.83%        (2.29)%        2.48%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $103,039         $ 92,553      $ 72,605      $ 64,843      $ 85,991      $ 81,797
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                     1.55%+           1.57%         1.58%         1.61%         1.52%         1.50%+
   Net investment income(5)                        4.89+            5.43          5.95          6.15          5.39          4.90+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               1%               4%            8%            8%           32%            0%
====================================================================================================================================

(1)   For the six months ended January 31, 2003 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(4) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                             Per Share Decrease                Expense Ratios
                          in Net Investment Income          Without Fee Waivers
                          ------------------------         --------------------
                          1999               1998          1999           1998
                          -----              -----         -----          -----
            Class B       $0.01              $0.01         1.61%          1.71%+

(5)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.50%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

23 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                 2003(1)(2)        2002(2)       2001(2)       2000(2)        1999(2)        1998(3)
====================================================================================================================================
Net Asset Value, Beginning of Period           $  11.16         $  11.08      $  10.34      $  10.67      $  11.53      $  11.46
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)(5)                     0.28             0.61          0.64          0.65          0.62          0.22
   Net realized and unrealized gain (loss)(5)      0.22             0.08          0.79         (0.35)        (0.86)         0.06
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.50             0.69          1.43          0.30         (0.24)         0.28
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.29)           (0.61)        (0.69)        (0.63)        (0.62)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.29)           (0.61)        (0.69)        (0.63)        (0.62)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  11.37         $  11.16      $  11.08      $  10.34      $  10.67      $  11.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       4.56%++          6.49%        14.30%         2.89%        (2.24)%        2.49%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $ 53,931         $ 49,976      $ 30,922      $ 16,711      $ 24,253      $ 20,386
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                     1.51%+           1.50%         1.52%         1.57%         1.47%         1.45%+
   Net investment income(5)                        4.93+            5.50          5.98          6.18          5.44          4.97+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               1%               4%            8%            8%           32%            0%
====================================================================================================================================

(1)   For the six months ended January 31, 2003 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(4) The manager waived a portion of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                            Per Share Decrease                Expense Ratios
                          in Net Investment Income          Without Fee Waivers
                          ------------------------         --------------------
                          1999               1998          1999           1998
                          -----              -----         -----          -----
            Class L       $0.01              $0.01         1.56%          1.66%+

(5)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

24 Smith Barney Total Return Bond Fund | 2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
     SMITH BARNEY
TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Total Return Bond Fund

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Total Return Bond Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY TOTAL RETURN BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD 01627 3/03
03-4577